                                                                    EXHIBIT 10.8


















                    THE PACIFIC GAS AND ELECTRIC COMPANY


                               RETIREMENT PLAN

                                   PART I
                                   ------

                              TABLE OF CONTENTS
                              -----------------

                               RETIREMENT PLAN
                               ---------------

                                                                 Page
                                                                 ----
1.   INTRODUCTION...................................................1

2.   ELIGIBILITY AND PARTICIPATION..................................2

3.   SERVICE........................................................2

4.   BREAK IN SERVICE AND REEMPLOYMENT..............................2

5.   NORMAL RETIREMENT DATE.........................................3

6.   BASIC PENSION BENEFIT FORMULA..................................3

7.   EARLY RETIREMENT PENSION BENEFIT FORMULA.......................4

8.   PENSIONS WHERE EMPLOYMENT ENDS BEFORE AGE 55...................5

9.   DEFERRED RETIREMENT............................................5

10.  FORMS OF PENSION...............................................6

11.  SPOUSE'S PENSION...............................................7

12.  WITHDRAWAL OF PARTICIPANT CONTRIBUTIONS ON TERMINATION OF
        EMPLOYMENT..................................................9

13.  DEATH BENEFITS.................................................9

14.  FACILITY OF PAYMENT............................................9

15.  BENEFITS ARE NOT ASSIGNABLE...................................10

16.  EMPLOYER CONTRIBUTIONS........................................10

17.  COMPANY'S POWERS AND DUTIES...................................10

18.  FUNDING AND INVESTMENT PROVISIONS.............................11

19.  ADMINISTRATION................................................11

20.  CLAIMS PROCEDURE..............................................12

21.  QUALIFIED DOMESTIC RELATIONS ORDERS...........................12

22.  AMENDMENT, TERMINATION, AND MERGER............................13

23.  DEFINITIONS AND CROSS-REFERENCES..............................13

SPECIAL PROVISIONS A, B, C, D, E, F, G, H, I, J, K, L, M AND N..20-76

                                RETIREMENT PLAN
                                ---------------


1.   Introduction
     ------------

     This is the controlling and definitive statement of the Pacific Gas and Electric Company Retirement PLAN /1/ which, with certain exceptions, is effective on and after January 1, 1996, for EMPLOYEES who are employed by Pacific Gas and Electric Company and other EMPLOYERS.

     This PLAN is a further revision of the PLAN, originally placed in effect by the COMPANY January 1, 1937, which has been amended from time to time in the intervening years. Rights of PARTICIPANTS in this PLAN will not be less than rights of PARTICIPANTS under COMPANY'S PLAN as it existed before 1996.

     The purpose of this PLAN is to distribute the corpus and income of accumulated PENSION trust funds in accordance with the PLAN. Under no circumstances shall contributions or benefits under this PLAN discriminate in favor of a "highly compensated EMPLOYEE," as that term is defined using the simplified method under CODE Section 414(q)(12) as described in applicable Treasury regulations or other guidance issued by the Internal Revenue Service. Forfeitures of nonvested accrued benefits under the PLAN shall not be applied to increase benefits any EMPLOYEE could otherwise receive under the terms of the PLAN.

     Except for pension adjustments provided for in Special Provision G, PARTICIPANTS who retire or terminate employment before the effective date of any amendment are not affected or benefited by such amendments.

     Since final regulations governing many statutory requirements of the Employee Retirement Income Security Act of 1974 (ERISA) have not yet been issued, the COMPANY reserves the right to retroactively modify the final language of the revised PLAN to conform to these requirements.

     As provided for in Section 414(f) of the CODE, the PLAN has elected to be treated as a single employer plan.

     This PLAN consists of Part I and Part II. Part I applies solely to EMPLOYEES not covered by a collective bargaining agreement, and Part II applies solely to EMPLOYEES whose benefits are the subject of collective bargaining with a union representing EMPLOYEES of the COMPANY. /2/







---------------------------
/1/  Words in all capitals are defined in Section 23.

/2/ For PLAN YEARS prior to January 1, 1995, only management EMPLOYEES were PARTICIPANTS in Part I of the PLAN; prior to January 1, 1995, weekly-paid, non-union EMPLOYEES participated in Part II.

                                     PART I
                                     ------

2.   Eligibility and Participation
     -----------------------------
     An EMPLOYEE automatically becomes a PARTICIPANT in the PLAN on the first day of work for an EMPLOYER, and participation continues until the PARTICIPANT's SERVICE is terminated.


3.   Service
     -------

     (a) The SERVICE of a PARTICIPANT on any date shall consist of the sum of the following:

          (1) Any CREDITED SERVICE as of December 31, 1975, as defined under the PLAN prior to the January 1, 1976, amendment and reproduced in Special Provision F, and

          (2) The elapsed time from the first day of employment with an EMPLOYER (but not earlier than January 1, 1976) to the PARTICIPANT's SEVERANCE FROM SERVICE DATE, excluding any periods of BREAK IN SERVICE and any SERVICE cancelled by the operation of Sections 4 and 13.

     (b) For EMPLOYEES who attain PART-TIME status at any time on or after January 1, 1991, service benefit accruals will be based on the following SERVICE:

           (1) Paragraph (a) of this Section will apply to all SERVICE prior to January 1, 1991;

           (2) All SERVICE after December 31, 1990 in which the EMPLOYEE is designated as a PART-TIME EMPLOYEE shall be prorated for purposes of benefit accruals based on the ratio of actual straight-time hours worked in the calendar year to the full-time hourly equivalent (2,080 per calendar year) rounded to the nearest month.


4.   Break in Service and Reemployment
     ---------------------------------
     Upon reemployment with an EMPLOYER after a BREAK IN SERVICE, prior SERVICE earned under the PLAN will be treated for eligibility, vesting and/or benefit accrual as follows:

     (a) If a PARTICIPANT has a BREAK IN SERVICE starting on or after January 1, 1989, the SERVICE of such PARTICIPANT prior to the BREAK IN SERVICE will be cancelled unless such prior SERVICE was at least five years or, in the event that such prior SERVICE was less than five years, if the period of the BREAK IN SERVICE was less than the prior SERVICE.

      (b) If a PARTICIPANT has a BREAK IN SERVICE starting on or after January 1, 1985, but before January 1, 1989, the SERVICE of such PARTICIPANT prior to the BREAK IN SERVICE will be cancelled unless such prior SERVICE was at least 10 years or, in the event that such prior SERVICE was less than 10 years, such prior SERVICE will be cancelled if the period of the BREAK IN SERVICE is equal to or exceeds the greater of (i) five years or (ii) the period of SERVICE prior to the BREAK IN SERVICE.

      (c) If a PARTICIPANT has a BREAK IN SERVICE starting on or after January 1, 1976, but before January 1, 1985, the SERVICE of such PARTICIPANT prior to the BREAK IN SERVICE will be cancelled unless such prior SERVICE was at least 10 years or, in the event that such prior SERVICE was less than 10 years, if the period of the BREAK IN SERVICE was less than the prior SERVICE. If the PARTICIPANT's contributions to the PLAN have been withdrawn, restoration of the PARTICIPANT's prior SERVICE will be in accordance with the provisions of Section 12.

      (d) EMPLOYEES who were PARTICIPANTS in the PLAN prior to January 1, 1976, and whose prior SERVICE would not be restored under the provisions of
           (a) of this Section, but would have been restored under the provisions of the PLAN prior to the January 1, 1976, amendment, shall continue to be eligible to have their prior SERVICE restored under the rules of the PLAN prior to the January 1, 1976, amendment. Such rules are set forth in Special Provision E.


5.   Normal Retirement Date
     ----------------------
     NORMAL RETIREMENT DATE is the first day of the month following a PARTICIPANT's 65th birthday.


6.   Basic Pension Benefit Formula
     -----------------------------

     A PARTICIPANT whose SERVICE continues to NORMAL RETIREMENT DATE or beyond/3/ is entitled to a BASIC PENSION payable on ACTUAL RETIREMENT DATE and on the first day of each month thereafter as long as the PARTICIPANT lives./4/

     (a) The monthly amount of the BASIC PENSION for a PARTICIPANT whose entire SERVICE is accrued as a PARTICIPANT in Part I of this PLAN shall be a monthly amount equal to 1.6 percent of the PARTICIPANT's average BASIC MONTHLY SALARY for the final 36 consecutive months of SERVICE,/5/ multiplied by the number of whole and fractional years of SERVICE. The amount so determined shall take the place of all other retirement income to which a PARTICIPANT might otherwise have been entitled under any suspended plan of an EMPLOYER or predecessor company.

     (b) The monthly amount of the BASIC PENSION for a PARTICIPANT whose classification is changed and who has accrued SERVICE under both Part I and Part II of this PLAN shall be the larger of (1) or (2) below:

          (1) The amount produced by computing all years of SERVICE pursuant to the applicable formula for the new classification.

          (2) The amount equal to the sum of (i) a pension benefit for SERVICE prior to the change in classification, computed pursuant to the applicable formula for the PARTICIPANT's old classification in effect at the time of the change in classification; and (ii) a pension benefit for SERVICE after the change in classification, computed pursuant to the formula applicable for the PARTICIPANT's new job classification. Each portion of the BASIC PENSION calculated under (i) and (ii) above shall be subject to all the applicable reductions imposed in PART I and PART II with respect to age and early retirement, joint pensions, marital pensions, and the election of an alternative spouse's pension.

---------------------------
/3/ See Section 9 for the conditions under which this may occur.

/4/ See Section 10 for the conditions under which other forms of pension may be substituted for the BASIC PENSION.

/5/ A married PARTICIPANT'S EARLY RETIREMENT PENSION shall be in the form of a MARITAL PENSION, computed as provided in Section 10b. In lieu of a MARITAL PENSION, a PARTICIPANT may elect any of the alternative forms of the EARLY RETIREMENT PENSION described in Section 10b. and subject to the rules contained therein.

     (c) The monthly amount of the BASIC PENSION for a PARTICIPANT receiving LONG TERM DISABILITY PLAN benefits on ACTUAL RETIREMENT DATE shall be computed under (1) or (2) below, as applicable:

          (1) For EMPLOYEES receiving LONG TERM DISABILITY PLAN benefits on January 1, 1988, a monthly benefit equal to 1.6 percent of the larger of (i) the PARTICIPANT'S BASIC MONTHLY SALARY for the last month of active SERVICE or (ii) the PARTICIPANT'S LONG TERM DISABILITY PLAN benefit for the month immediately preceding ACTUAL RETIREMENT DATE. The result obtained in (i) or (ii) shall be multiplied by the number of whole or fractional years of SERVICE.

          (2) For EMPLOYEES who start receiving LONG TERM DISABILITY PLAN benefits after January 1, 1988, a monthly benefit equal to 1.6 percent of the larger of (i) the average BASIC MONTHLY SALARY for the final consecutive 36 months of active SERVICE or (ii) the PARTICIPANT'S LONG TERM DISABILITY PLAN benefit for the month immediately preceding ACTUAL RETIREMENT DATE. The result obtained in (a) or (b) shall be multiplied by the number of whole and fractional years of SERVICE.


7.   Early Retirement Pension Benefit Formula
     ----------------------------------------

     If a PARTICIPANT's SERVICE ends after the first day of the month following said PARTICIPANT's 55th birthday, and before NORMAL RETIREMENT DATE or death, the PARTICIPANT shall elect to receive either:

     (a) A BASIC PENSION computed as provided in Section 6, or a MARITAL PENSION computed as provided in Section 10b., whichever is applicable, payable beginning with NORMAL RETIREMENT DATE; or

     (b) An EARLY RETIREMENT PENSION with payments to begin on the PARTICIPANT's EARLY RETIREMENT DATE and to continue on the first day of each month thereafter so long as PARTICIPANT lives. EARLY RETIREMENT DATE is the date selected by the PARTICIPANT for commencement of payment of retirement benefits. This date must be the first day of any month after the termination of SERVICE and before the PARTICIPANT's 65th birthday. To elect an EARLY RETIREMENT PENSION, PARTICIPANT must notify the EMPLOYER in writing at least 30 days before the EARLY RETIREMENT DATE the PARTICIPANT selects. The monthly amount of the PARTICIPANT's EARLY RETIREMENT PENSION/6/ will be as follows:

          (1) If PARTICIPANT has less than 15 years of SERVICE on the EARLY RETIREMENT DATE, the amount of the BASIC PENSION shall be reduced by one-fourth of one percent for each month (three percent per year) between PARTICIPANT's NORMAL RETIREMENT DATE and PARTICIPANT's EARLY RETIREMENT DATE; or

          (2) If PARTICIPANT has at least 15 but less than 30 years of SERVICE and is 62 years of age or older on the EARLY RETIREMENT DATE, the amount shall be the PARTICIPANT's BASIC PENSION computed to the PARTICIPANT's EARLY RETIREMENT DATE; or




---------------------------
/6/ A married PARTICIPANT'S EARLY RETIREMENT PENSION shall be in the form of a MARITAL PENSION, computed as provided in Section 10b and Section 7. In lieu of a MARITAL PENSION, a PARTICIPANT may elect any of the alternative forms of the EARLY RETIREMENT PENSION described in Section 10b. and subject to the rules contained therein.

          (3) If PARTICIPANT has at least 15 but less than 25 years of SERVICE and is less than 62 years of age on the EARLY RETIREMENT DATE, the amount of the BASIC PENSION shall be reduced by one-fourth of one percent for each month (three percent per year) by which PARTICIPANT's EARLY RETIREMENT DATE precedes PARTICIPANT's 62nd birthday, and further reduced by 1/12th of one percent for each month (one percent per year) by which PARTICIPANT's EARLY RETIREMENT DATE precedes PARTICIPANT's 60th birthday; or

          (4) If PARTICIPANT has at least 25 but less than 30 years of SERVICE and is less than 62 years of age on the EARLY RETIREMENT DATE, the amount of the BASIC PENSION shall be reduced by one-fourth of one percent for each month (three percent per year) by which PARTICIPANT's EARLY RETIREMENT DATE precedes PARTICIPANT's 62nd birthday; or

          (5) If a PARTICIPANT has at least 30 years of SERVICE and is less than 60 years of age on the EARLY RETIREMENT DATE, the amount of the BASIC PENSION shall be reduced by one- half of one percent for each month (up to a maximum of 12 months or six percent) by which PARTICIPANT'S EARLY RETIREMENT DATE precedes PARTICIPANT's 60th birthday, and further reduced by one-fourth of one percent for each month (three percent per year) by which PARTICIPANT'S EARLY RETIREMENT DATE precedes PARTICIPANT's 59th birthday; or

          (6) If PARTICIPANT has at least 30 years of SERVICE and is 60 years of age or older on the EARLY RETIREMENT DATE, the amount shall be the PARTICIPANT's BASIC PENSION computed to the PARTICIPANT's EARLY RETIREMENT DATE.

          (7) If a PARTICIPANT has at least 35 years of SERVICE and is 55 years of age or older on EARLY RETIREMENT DATE, and such PARTICIPANT was formerly a PARTICIPANT on December 31, 1994, in Part II of the PLAN, the amount shall be the PARTICIPANT'S BASIC PENSION computed to the PARTICIPANT'S EARLY RETIREMENT DATE.

     See Special Provision B for a table of EARLY RETIREMENT reductions.


8.   Pensions Where Employment Ends Before Age 55
     --------------------------------------------

     Until January 1, 1989, a PARTICIPANT with at least 10 years of SERVICE will be designated as a former EMPLOYEE rather than a retired EMPLOYEE if such PARTICIPANT's SERVICE ends before the first day of the month which follows the PARTICIPANT's 55th birthday. Effective January 1, 1989, any PARTICIPANT with at least five years of SERVICE will be designated as a former EMPLOYEE if such PARTICIPANT's SERVICE ends before the first day of the month which follows the PARTICIPANT's 55th birthday. Such former EMPLOYEE has a vested right to receive a PENSION with the same rights of election and in the same amounts as provided in Section 7, provided that the earliest election date for commencement of PENSION payments is the first day of the month after the PARTICIPANT's 55th birthday and the latest shall be April 1 of the year following the year in which the PARTICIPANT attains age 70 1/2. Such a PARTICIPANT is also entitled to the elections provided in Sections 10 (Forms of Pension), 12 (Withdrawal of Participant Contributions on Termination of Employment), 13 (Death Benefits in Certain Cases), and 15 (Facility of Payment).


9.   Deferred Retirement
     -------------------

     An EMPLOYEE may continue in employment beyond the NORMAL RETIREMENT DATE only at the request of an EMPLOYER or as may be required by law. A PARTICIPANT whose employment continues beyond NORMAL RETIREMENT DATE shall not be entitled to a pension until PARTICIPANT's ACTUAL RETIREMENT DATE. Any provision of the PLAN notwithstanding, distributions from the PLAN shall comply with the requirements of CODE Section 401(a)(9) and the regulations thereunder. The amount of the PENSION payable shall be the PENSION benefit accrued as of the April 1 following the end of the year in which the EMPLOYEE attains age 70 1/2, adjusted for any elections made by the PARTICIPANT and any forms of PENSION required under Section 10.

     Pursuant to CODE Section 401(a)(9)(A)(ii), if an EMPLOYEE continues employment beyond the end of the year in which the EMPLOYEE attains age 70 1/2, a PENSION shall be distributed, commencing not later than April 1 of the calendar year following the calendar year in which the EMPLOYEE attains age 70 1/2, over the life of the EMPLOYEE or over the joint lives of the EMPLOYEE and the EMPLOYEE'S SPOUSE or other JOINT PENSIONER.

     If an EMPLOYEE dies after the distribution of the EMPLOYEE'S interest in the PLAN has begun, then, in accordance with CODE Section 401(a)(9)(B)(i), the remaining portion of the EMPLOYEE'S accrued PENSION benefit, if any, will be distributed at least as rapidly as under the method of distributions being used as of the date of his or her death. If an EMPLOYEE dies before the ACTUAL RETIREMENT DATE, then the EMPLOYEE'S SPOUSE may elect to postpone receiving distributions under the SPOUSE'S PENSION, but postponement of receipt of benefits shall not extend beyond the date that the EMPLOYEE would have attained age 70 1/2. Death benefits provided under the PLAN shall be no more than incidental, within the meaning of the CODE, to the PLAN'S primary purpose of providing retirement benefits to EMPLOYEES.


10.  Forms of Pension
     ----------------

     (a)  Joint Pension With Non-Spouse
          -----------------------------

          For a PARTICIPANT who is unmarried on the ACTUAL RETIREMENT DATE, the normal form of a PENSION shall be a BASIC PENSION or an EARLY RETIREMENT PENSION which terminates on the PARTICIPANT'S death. A MARITAL PENSION, as described in 10(b) below, is the normal form of PENSION for PARTICIPANTS who are married on the ACTUAL RETIREMENT DATE. However, any PARTICIPANT, whether married or unmarried, who wishes to have the PENSION continued in whole or in part after the PARTICIPANT'S death for the life of a non-spouse JOINT PENSIONER, may elect to have the applicable normal form of PENSION paid as a JOINT PENSION by giving the EMPLOYER at least 30 days' advance written notice prior to the PARTICIPANT'S ACTUAL RETIREMENT DATE.

          If such an election is made, the PARTICIPANT will receive a reduced BASIC or EARLY RETIREMENT PENSION for life and, upon the PARTICIPANT'S death, the non-spouse JOINT PENSIONER designated by the PARTICIPANT will receive that proportion of such reduced PENSION, up to 100 percent, which the PARTICIPANT has elected, for the remainder of the JOINT PENSIONER'S life.

          Non-spouse JOINT PENSIONS shall be determined in accordance with an actuarial formula which is set forth in Special Provision C.

     (b)  Joint Pension With Spouse
          -------------------------

          For a PARTICIPANT who is married on the ACTUAL RETIREMENT DATE, the normal form of PENSION shall be a MARITAL PENSION, reducing the amount of the PARTICIPANT'S BASIC PENSION and providing that on the PARTICIPANT'S death one-half of such MARITAL PENSION will be continued to the SPOUSE for the remainder of the SPOUSE'S life.

          In lieu of the MARITAL PENSION, a married PARTICIPANT, by making a QUALIFIED ELECTION prior to ACTUAL RETIREMENT DATE, may elect one of the following options:

          (1) a JOINT PENSION with SPOUSE which provides that an amount equal to either 25, 75 or 100 percent of a reduced BASIC or EARLY RETIREMENT PENSION will, upon the PARTICIPANT'S death, be continued for the remainder of the SPOUSE'S life, or

          (2) a SPECIAL JOINT PENSION with SPOUSE which provides an amount of one-half or 100 percent of a reduced BASIC or EARLY RETIREMENT PENSION that, upon the PARTICIPANT'S death, will be continued for the remainder of the SPOUSE'S life. However, if the SPOUSE predeceases the PARTICIPANT, future PENSION payments will be restored to the amount of the full BASIC or EARLY RETIREMENT PENSION that the PARTICIPANT would be entitled to receive if no SPECIAL JOINT PENSION with SPOUSE had been elected.

          MARITAL PENSIONS and JOINT PENSIONS with SPOUSE shall be determined in accordance with an actuarial formula which is set forth in Special Provision D. Special Provision D also includes tables of factors which apply to typical options which may be elected.

          SPECIAL JOINT PENSIONS with SPOUSE shall also be determined in accordance with the actuarial formula which is set forth in Special Provision D, but actuarially adjusted further to reflect the value of the restoration feature. Provision D also includes tables of the factors which apply to SPECIAL JOINT PENSION options that may be elected.

     (c)  Basic or Early Retirement Pension Terminating Upon The Death Of The
          -------------------------------------------------------------------
           Participant
           -----------

          Under this option, no additional PENSION payments are made to anyone after the PARTICIPANT'S death.

     (d)  Conditions Applicable To All Forms Of Pensions
          ----------------------------------------------
          The CONSENT of the SPOUSE is required whenever a QUALIFIED ELECTION is made which would provide benefits to a surviving SPOUSE less than those provided by a MARITAL PENSION.

          The SPOUSE of a PARTICIPANT may not receive a benefit under any provisions of this Section if a larger SPOUSE'S PENSION is payable under Section 11.


11.  Spouse's Pension
     ----------------

     (a) If a married PARTICIPANT dies while employed by an EMPLOYER and prior to the ACTUAL RETIREMENT DATE, or within 30 days thereafter, the PARTICIPANT's surviving SPOUSE will be eligible to receive a SPOUSE's PENSION if, at the time of the PARTICIPANT'S death, (i) the PARTICIPANT was at least 55 years of age, or (ii) the sum of the PARTICIPANT's age and years of SERVICE equaled 70 or more. (69.5 or more is rounded to 70.)

          The amount of the SPOUSE's PENSION is one-half of the PENSION that the PARTICIPANT would have been entitled to receive, and will be calculated as if:

          (1)  the PARTICIPANT had elected a BASIC PENSION under Section
               10(b)(3),

          (2) the first day of the month following the PARTICIPANT's death had been the PARTICIPANT's ACTUAL RETIREMENT DATE, and

          (3) The PARTICIPANT had in fact retired on that date without reduction for early retirement. However, if the SPOUSE is more than 10 years younger than the PARTICIPANT, the amount of the SPOUSE's PENSION shall be reduced 1/20th of one percent for each full month in excess of 120 months' difference in their ages, except that such reduction shall not result in a SPOUSE's PENSION lower than would have been payable if the PARTICIPANT had retired as of the date of death and elected an optional form providing for continuation of 50 percent to a named JOINT PENSIONER with SPOUSE the same sex and age of the SPOUSE, under the provisions of Section 10(b)(1). The SPOUSE's PENSION is payable to the PARTICIPANT's surviving SPOUSE on the first day of the month following the PARTICIPANT's death and the first day of each month thereafter so long as the SPOUSE lives.

     (b) The surviving SPOUSE of a PARTICIPANT or of a former EMPLOYEE who dies prior to actual retirement date shall be entitled to receive a SPOUSE's PENSION under this Section 11(b) if, at the time of the death of the PARTICIPANT or former EMPLOYEE, (i) the PARTICIPANT or former EMPLOYEE had at least five years of SERVICE, and (ii) the surviving SPOUSE does not qualify for a SPOUSE's PENSION under Section 11(a), above.

          A SPOUSE's PENSION under this Section 11(b) shall be payable on the first day of the month following the later of (i) the date of death or
          (ii) the month in which the deceased PARTICIPANT or former EMPLOYEE would have attained his 55th birthday. By submitting an election form to the PLAN ADMINISTRATOR, a SPOUSE may elect to begin receiving a SPOUSE's PENSION at a specified later date.

          Unless a vested PARTICIPANT or vested former EMPLOYEE and his or her SPOUSE have elected otherwise pursuant to a QUALIFIED ELECTION, if a PARTICIPANT dies on or before age 55, the PARTICIPANT'S or FORMER EMPLOYEE'S surviving SPOUSE (if any) will receive the same benefit that would have been payable if the PARTICIPANT or former EMPLOYEE had:

          (1) separated from SERVICE on the date of death (or date of separation from SERVICE, if earlier),

          (2)  survived to age 55,

          (3)  retired with a MARITAL PENSION at age 55,

          (4) died on the day of retirement, and begun to receive benefit payments at the date as of which the PARTICIPANT or former EMPLOYEE would have attained age 55.

          Unless a surviving SPOUSE elects otherwise, the surviving SPOUSE will begin to receive payments at the date as of which the PARTICIPANT or former EMPLOYEE would have attained age 55. Benefits commencing after this date will be the ACTUARIAL EQUIVALENT of the benefit to which the surviving SPOUSE would have been entitled if benefits had commenced at this date.

     A PARTICIPANT's SPOUSE may not receive both a SPOUSE's PENSION under this Section and a MARITAL or JOINT PENSION under Section 10. If the PARTICIPANT dies within 30 days after the PARTICIPANT's ACTUAL RETIREMENT DATE, the SPOUSE will receive the larger of the monthly Pensions under this Section and Section 3.10, but not both.

12.  Withdrawal of Participant Contributions on Termination of Employment
     --------------------------------------------------------------------

     A PARTICIPANT's contributions to the PLAN may not be withdrawn prior to ACTUAL RETIREMENT DATE or other termination of SERVICE. After a PARTICIPANT's SERVICE is terminated, the PARTICIPANT, by written notice to the PARTICIPANT's EMPLOYER at least 30 days before the date the PENSION begins, may elect to have such CONTRIBUTIONS PLUS INTEREST returned.

     If a PARTICIPANT elects to withdraw such CONTRIBUTIONS PLUS INTEREST, the PENSION the PARTICIPANT would otherwise be entitled to at the NORMAL or EARLY RETIREMENT DATE shall be reduced by an amount that reflects the actuarial value of the contributions withdrawn. The factors used to reduce the PENSION of a PARTICIPANT who has withdrawn his contributions shall comply with CODE Sections 411(a)(7)(D) and 411(c)(2)(B) and are contained in the table set forth in Special Provision I.


13.  Death Benefits
     --------------

     If a PARTICIPANT with contributions on deposit in the PLAN dies before receiving payments from the PLAN equal to the amount of the PARTICIPANT's CONTRIBUTIONS PLUS INTEREST, the difference between the payments made and the CONTRIBUTIONS PLUS INTEREST will be paid to the named BENEFICIARY, unless a PENSION is payable to the PARTICIPANT's surviving SPOUSE or JOINT PENSIONER. If a PENSION is payable after such PARTICIPANT's death, and if upon the death of the SPOUSE or JOINT PENSIONER the total combined amount paid to the PARTICIPANT and the SPOUSE or JOINT PENSIONER does not equal the amount of the PARTICIPANT's CONTRIBUTIONS PLUS INTEREST, the difference between the total amount paid and the PARTICIPANT's CONTRIBUTIONS PLUS INTEREST will be paid to the BENEFICIARY of the SPOUSE or JOINT PENSIONER.


14.  Facility of Payment
     -------------------

     (a) If the present value of all PENSION benefits payable under the PLAN to any individual is less than $3,500.00 as of the date of SEVERANCE FROM SERVICE or ACTUAL RETIREMENT DATE, the equivalent value shall be paid in a lump sum, as directed by the ADMINISTRATOR. For PARTICIPANTS terminating before age 55, present value means the ACTUARIAL EQUIVALENT of the normal retirement benefit commencing at NORMAL RETIREMENT DATE. For PARTICIPANTS retiring at or after age 55, present value means the ACTUARIAL EQUIVALENT of the early, normal or deferred retirement benefit commencing at ACTUAL RETIREMENT DATE. In determining the present value, the PLAN ADMINISTRATOR shall use the Unisex Mortality Table for 1984 (UP-84) and the interest rates set, as of the first day of the PLAN YEAR in which the lump sum payment is made, by the Pension Benefit Guaranty Corporation for the purpose of determining the present value of a lump sum distribution on PLAN termination.

     (b) If the ADMINISTRATOR determines that any individual entitled to any payment under the PLAN is physically or mentally incompetent to handle the payment and no guardian or conservator has been appointed to receive such payment, the ADMINISTRATOR may cause all payments thereafter becoming due to such individual to be applied for and on behalf of and for the benefit of such individual. Payments made pursuant to this provision shall completely discharge the EMPLOYER, the ADMINISTRATOR, the Trustee, and all fiduciaries of all further responsibility with respect to such individual.

     (c) If the distributee of any eligible rollover distribution (as defined below) elects to have the distribution paid directly to an eligible retirement plan (as defined below), and if the distributee specified, according to the manner specified by the PLAN, the eligible retirement plan to which such distribution is to be paid, then the distribution shall be made in the form of a direct trustee-to-trustee transfer to the eligible retirement plan specified by the distributee. The trustee-to-trustee transfer shall be made available only if the distribution from the PLAN would be subject to federal income taxation.

     The term "eligible rollover distribution" shall mean any distribution to a PARTICIPANT or former EMPLOYEE of all or part of the balance to the credit of the PARTICIPANT or former EMPLOYEE in the PLAN. The term shall not, however, include any distribution which is one of a series of "substantially equal periodic payments" (as defined at CODE Section 402(c)(4)(A), or any distribution that is required under CODE Section 401(a)(9).

     The term "eligible retirement plan" means an individual retirement account described in CODE Section 408(a), an individual retirement annuity described in CODE Section 408(b) (other than an endowment contract), an annuity plan described in CODE Section 403(a), or a qualified defined contribution plan, the terms of which permit the acceptance of rollover distributions.


15.  Benefits Are Not Assignable
     ---------------------------

     Except as may be required by law, a PARTICIPANT's interest in the PLAN, either before or after retirement, and that of a PARTICIPANT's SPOUSE, JOINT PENSIONER, or BENEFICIARY shall not be subject to assignment, anticipation, sale, transfer, pledge, encumbrance, or charge, whether voluntary or involuntary, and any attempt to so assign, anticipate, sell, transfer, pledge, encumber, or charge shall be void.


16.  Employer Contributions
     ----------------------

     The COMPANY shall contribute to the PLAN such amount of EMPLOYER CONTRIBUTIONS as the EMPLOYEE BENEFIT FINANCE COMMITTEE, with the advice of the actuary, shall determine is necessary to keep the PLAN funded in accordance with the Funding Policy and to satisfy any minimum funding standard required by the Internal Revenue SERVICE or the Department of Labor. The EMPLOYEE BENEFIT FINANCE COMMITTEE shall determine and charge to each EMPLOYER its share of the EMPLOYER contributions made by the COMPANY.


17.  Company's Powers and Duties
     ---------------------------

     The COMPANY, acting through its Board of Directors or Executive Committee, reserves to itself the exclusive power to amend, suspend, or terminate the PLAN as provided below and to appoint and remove from time to time:

     (a)  The individuals comprising the EMPLOYEE BENEFIT FINANCE COMMITTEE;

     (b)  The individuals comprising the EMPLOYEE BENEFIT ADMINISTRATIVE
          COMMITTEE;

     (c)  The EMPLOYERS whose EMPLOYEES may participate in the PLAN.

     (d) Except as provided in Section 20, the appropriate committees established by the COMPANY shall serve as the final review committees, under the PLAN, to determine conclusively for all parties any and all questions arising from the administration of the PLAN and shall have sole and complete discretionary authority and control to manage the operation and administration of the PLAN, including, but not limited to, the determination of all questions relating to eligibility for participation and benefits, interpretation of all PLAN provisions, determination of the amount and kind of benefits payable to any PARTICIPANT, SPOUSE or beneficiary, and construction of disputed or doubtful terms. Such decisions shall be conclusive and binding on all parties and not subject to further review.

     All powers and duties not reserved to the COMPANY are delegated to the EMPLOYEE BENEFIT FINANCE COMMITTEE and to the EMPLOYEE BENEFIT ADMINISTRATIVE COMMITTEE. Action of either committee shall be by vote of a majority of the members of the committee at a meeting, or in writing without a meeting, and evidenced by the signature of any member who is so authorized by the committee. The COMPANY indemnifies each member of each committee against any personal liability or expense arising out of any action or inaction of the committee or of any member of the committee or of such individual, except that due to his own willful misconduct.


18.  Funding and Investment Provisions
     ---------------------------------

     The EMPLOYEE BENEFIT FINANCE COMMITTEE appointed by the COMPANY's Board of Directors to serve at its pleasure has the express powers and duties described in this Section.

     (a)  Appointments. The EMPLOYEE BENEFIT FINANCE COMMITTEE has the sole
          ------------
          power and duty from time to time to appoint and remove the Funding Agents, the Investment Manager, actuaries, accountants, and such other advisors and consultants as may be needed for the proper financial administration and investment of the assets of the PLAN. Supplementing such appointments, the EMPLOYEE BENEFIT FINANCE COMMITTEE may enter into appropriate agreements with each Trustee, Investment Manager or other advisors appointed under this paragraph and delegate to them appropriate powers and duties. The EMPLOYEE BENEFIT FINANCE COMMITTEE may appoint and delegate to one or more individuals the power and duty to handle the day-to-day financial administration of the PLAN. Such individuals need not be members of the committee and shall serve at the pleasure of the committee.

     (b)  Funding Policy. The EMPLOYEE BENEFIT FINANCE COMMITTEE has the sole
          --------------
          power and duty to establish a funding policy and an investment policy and to review and revise it from time to time as the committee shall determine in its sole discretion. All EMPLOYER contributions to the PLAN shall be paid to Funding Agents which may be one or more insurance companies or corporate trustees, or to any combination thereof, as the EMPLOYEE BENEFIT FINANCE COMMITTEE may determine from time to time. These contributions, and all previous contributions of PARTICIPANTS and EMPLOYERS, together with the proceeds of their investment, shall be held and administered by these Funding Agents pursuant to the agreements between the COMPANY and the Funding Agents. All of the PLAN'S assets held by Funding Agents are available to pay benefits on behalf of all PARTICIPANTS covered by this PLAN.


19.  Administration
     --------------

     The EMPLOYEE BENEFIT ADMINISTRATIVE COMMITTEE, appointed by the COMPANY's Board of Directors to serve at its pleasure, is the ADMINISTRATOR of the PLAN and is responsible for the overall administration of the PLAN. The ADMINISTRATOR has the sole power and duty to establish, and from time to time revise, such rules and regulations as may be necessary to administer the PLAN in a nondiscriminatory manner for the exclusive benefit of PARTICIPANTS and all other persons entitled to benefits under the PLAN.

     The ADMINISTRATOR shall also maintain such records and make such computations, interpretations, and decisions as may be necessary or desirable for the proper administration of the PLAN. The ADMINISTRATOR may demand such proof of age of any PARTICIPANT, JOINT PENSIONER, or SPOUSE as it considers necessary, and it may adjust any PENSION or other payment or payments thereafter due under the PLAN as it deems appropriate and equitable to correct any factual error or misrepresentation. The ADMINISTRATOR shall maintain for PARTICIPANTS' inspection copies of the PLAN, trust agreement, investment policy, each agreement with an Investment Manager, the latest annual report, PLAN description, and summary description, and any amendments or changes in any of these documents. On written request, PARTICIPANTS may obtain from the ADMINISTRATOR a copy of any of these documents at a cost established by the ADMINISTRATOR from time to time.

     All expenses of administration may be paid out of the PLAN's assets upon authorization by the appropriate committee, unless paid by the COMPANY. Such expenses shall include any expenses incident to the functioning of the ADMINISTRATOR, including, but not limited to, fees for accountants, actuaries, counsel, investment managers and other specialists and their agents, and other costs of administering the PLAN.


20.  Claims Procedure
     ----------------

     If a claim is denied in whole or in part, the ADMINISTRATOR shall furnish to the claimant a written notice setting forth:

     (a)  Specific reason(s) for the denial,

     (b)  The PLAN provision(s) on which the denial is based,

     (c) A description of any material or information, if any, necessary for the claimant to perfect the claim, and an explanation of why such material or information is necessary, and

     (d) Information concerning the steps to be taken if claimant wishes to submit a claim for review.

     The above information shall be furnished to the claimant within 90 days after the claim is received by the ADMINISTRATOR.

     If a claimant is not satisfied with the written notice described in the preceding paragraph, such claimant may request a full and fair review by so notifying the ADMINISTRATOR in writing within 90 days after receiving such notice. If a review is requested the claimant shall also be entitled, upon written request, to review pertinent documents and to submit issues and comments in writing. The EMPLOYEE BENEFIT ADMINISTRATIVE COMMITTEE shall furnish the claimant with a written final decision within 60 days after receipt of the request for review.


21.  Qualified Domestic Relations Orders
     -----------------------------------

     The EMPLOYEE BENEFIT ADMINISTRATIVE COMMITTEE shall apply the provisions of this section with regard to a Domestic Relations Order (as defined below) to the extent not inconsistent with Section 414(p) of the CODE.

     The EMPLOYEE BENEFIT ADMINISTRATIVE COMMITTEE shall establish procedures, consistent with Section 414(p) of the CODE, to determine the qualified status of any Domestic Relations Order, to administer distributions under any Qualified Domestic Relations Order (as defined below), and to provide to the PARTICIPANT and the Alternate Payee(s) (as defined below) all notices required under Section 414(p) of the CODE with respect to any Domestic Relations Order.

     Within a reasonable period of time after the receipt of a Domestic Relations Order (or any modification thereof), the EMPLOYEE BENEFIT ADMINISTRATIVE COMMITTEE shall determine whether such order is a Qualified Domestic Relations Order.

     For purposes of this section:

     (a) Alternate Payee shall mean any SPOUSE, former SPOUSE, child, or other dependent of a PARTICIPANT who is recognized by a Domestic Relations Order as having a right to receive all, or a portion of, the benefits payable under the PLAN with respect to such PARTICIPANT.

     (b) Domestic Relations Order shall mean any judgment, decree, or order (including approval of a property settlement) which:

          (1) relates to the provision of child support, alimony payments, or marital property rights to a SPOUSE, former SPOUSE, child, or other dependent of a PARTICIPANT; and

          (2) is made pursuant to a state domestic relations law (including a community property law).

          (c) Qualified Domestic Relations Order shall mean a Domestic Relations Order which meets the requirements of Section 414(p)(1) of the CODE.


22.  Amendment, Termination, and Merger
     ----------------------------------

     The COMPANY hopes and expects to continue this PLAN indefinitely but, because future conditions cannot be foreseen, its Board of Directors necessarily reserves the right to change, suspend, or terminate the PLAN at any time. However, no change can be made which would adversely affect the rights which any PARTICIPANT, retired EMPLOYEE, former EMPLOYEE, SPOUSE, JOINT PENSIONER, or BENEFICIARY may then have with respect to funds then being held under the PLAN by any Funding Agent or permit any such funds to revert to an EMPLOYER or be used for any purpose except for the exclusive benefit of PARTICIPANTS, Pensioners, and their SPOUSES, JOINT PENSIONERS, and BENEFICIARIES.

     In the event the PLAN is partially terminated, terminated or suspended, all EMPLOYER contributions with respect to the affected PARTICIPANTS shall cease and the accrued benefits of the affected PARTICIPANTS shall become nonforfeitable. Subject to applicable requirements of notice to the Pension Benefit Guaranty Corporation governing termination of PENSION benefit plans, the funds held under the PLAN by the Funding Agents shall be applied to provide the PENSIONS, benefits and refunds accrued to the date of termination or suspension and to the extent funded. Such provision shall be made in such manner as the ADMINISTRATOR shall direct, including the purchase of paid-up annuities, distribution in installments, or lump-sum distributions and shall be in conformance with the requirements and priorities established by various governmental agencies to oversee PLAN suspensions and terminations. Notwithstanding any contrary provisions of the PLAN, after its termination and after all liabilities for the payment of PENSIONS, benefits and refunds to the date of termination have been satisfied or provided for in accordance with the foregoing, any funds remaining with the Funding Agents shall be returned to the COMPANY.

     This PLAN shall not be merged into or consolidated with any other PLAN, nor shall any of its assets or liabilities be transferred to any other PLAN, unless each PARTICIPANT in this PLAN would (if such other PLAN then terminated) receive a benefit immediately after the merger, consolidation, or transfer which is equal to or greater than the benefit such PARTICIPANT would have been entitled to receive immediately before the merger, consolidation, or transfer (if this PLAN had then terminated).


23.  Definitions and Cross-References
     --------------------------------

Actual Retirement Date:                         The date of one of the following, whichever is applicable:
----------------------
                                                (a)  The date on which an EARLY RETIREMENT PENSION begins, or

                                                (b)  The PARTICIPANT'S Normal Retirement Date, or

                                                (c)  If the PARTICIPANT continues in the employ of an EMPLOYER beyond Normal Retirement Date, the first day of the month
                                                     following termination of SERVICE.

Actuarial Equivalent or                         For purposes of determining actuarially equivalent benefits under
Actuarial Equivalence:                          this PLAN, the provisions of Special Provision D shall apply.
---------------------

Administrator:                                  The EMPLOYEE BENEFIT ADMINISTRATIVE COMMITTEE referred to in
-------------                                   Section 20, 201 Mission Street, 19th Floor, Mail Code P19A, P.O.
                                                Box 770000, San Francisco, California 94177.

Basic Monthly Salary:                           The rate of pay used to calculate the monthly earnings from an
--------------------                            EMPLOYER, adjusted to reflect nuclear premium payments, if any, but excluding payments from the LONG TERM DISABILITY PLAN and all other bonuses, premiums, special allowances, overtime pay, or any other payments.  For a PARTICIPANT who is paid weekly or
                                                bi-weekly, BASIC MONTHLY SALARY shall be equal to the
                                                PARTICIPANT'S weekly pay rate multiplied by 4.33, rounded up to the nearest Five Dollars.

                                                For purposes of calculating a PARTICIPANT'S accrued benefit under this PLAN, the compensation limitations of CODE Section
                                                401(a)(17) shall be applicable. For purposes of calculating accruals after December 31, 1993, the amount of a PARTICIPANT'S compensation taken into account shall not exceed $150,000, or such greater amount permitted by the Secretary of the Treasury.

                                                For purposes of calculating accruals after December 31, 1988, and before January 1, 1994, the amount of compensation taken into account shall not exceed $200,000, or such greater amount
                                                permitted by the Secretary of the Treasury.

                                                Unless otherwise provided under this PLAN, each CODE Section
                                                401(a)(17) employee's accrued benefit under this PLAN will be the greater of the accrued benefit determined for the employee under
                                                1 or 2 below:

                                                1.  The employee's accrued benefit determined with respect to the benefit formula applicable for the PLAN YEAR beginning on or after January 1, 1994, as applied to the employee's total years of SERVICE taken into account under the PLAN for the purposes of benefit accruals, or

                                                2.  The sum of:

                                                    (a)  the employee's accrued benefit as of the last day of the last PLAN YEAR beginning before January 1, 1994, frozen in accordance with CODE Section
                                                         1.401(a)(4)-13, and

                                                    (b)  the employee's accrued benefit determined under the benefit formula applicable for the PLAN YEAR beginning on or after January 1, 1994, as applied to the employee's years of service credited to the employee for
                                                         PLAN YEARS beginning on or after January 1, 1994, for purposes of benefit accrual.

                                                A CODE Section 401(a)(17) employee means an employee whose current accrued benefit as of a date on or after the first day of the first PLAN YEAR beginning on or after
                                                January 1, 1994, is based on compensation for a year beginning prior to the first day of the first PLAN YEAR beginning on or after January 1, 1994, that exceeded
                                                $150,000.

Basic Pension:                                  The PENSION due at the later of NORMAL RETIREMENT DATE or ACTUAL
-------------                                   RETIREMENT DATE and unreduced because of marital status. See
                                                Sections 6 and 10b.

Beneficiary:                                    The individual or individuals or intervivos trust or trusts that
-----------                                     a PARTICIPANT, SPOUSE, or JOINT PENSIONER designates to receive any death benefits due pursuant to Section 13. Such designation must be made on forms provided by the EMPLOYER and filed with the
                                                ADMINISTRATOR. A PARTICIPANT, or the PARTICIPANT'S SPOUSE (if
                                                receiving a SPOUSE's PENSION), may change the designated
                                                Beneficiary from time to time by filing an appropriate written notice with the ADMINISTRATOR. In the absence of a designation, the Beneficiary shall be the estate of the person entitled to make the designation. There were no employee contributions after
                                                December 31, 1972. Therefore, EMPLOYEES who first became
                                                Participants in the PLAN after said date were not required or permitted to name a Beneficiary.

Break in Service:                               A BREAK IN SERVICE occurs 12 months after the SEVERANCE FROM
----------------                                SERVICE DATE if during such 12-month period an EMPLOYEE does not work for an EMPLOYER. Once a Break in Service occurs, it
                                                continues until an EMPLOYEE is reemployed by an EMPLOYER.

Code:                                           CODE shall mean the Internal Revenue CODE of 1986, as amended
----                                            from time to time.

Company:                                        Pacific Gas and Electric Company.
-------

Consent:                                        The CONSENT by a SPOUSE that is required for a QUALIFIED
-------                                         ELECTION. Any such CONSENT shall be effective only with respect to such SPOUSE. A CONSENT permitting designation by the
                                                PARTICIPANT without further CONSENT from the SPOUSE must
                                                acknowledge that the SPOUSE has the right to limit CONSENT to a specific BENEFICIARY and also to a specific benefit form, and that the SPOUSE voluntarily elects to relinquish either or both of such rights. A revocation of a prior QUALIFIED ELECTION may be made by a PARTICIPANT without the CONSENT of the SPOUSE at any time prior to the commencement of benefits. An unlimited number of revocations shall be permitted. No CONSENT obtained under this provision shall be valid unless the PARTICIPANT has received proper

                                                NOTICE.

Contributions Plus Interest:                    The cumulative total of contributions made by a PARTICIPANT to
---------------------------                     the PLAN under Section 13; paragraph (b) of Special Provision F;
                                                and to the COMPANY's Retirement PLAN as it existed before 1969, plus interest at two percent per year on a PARTICIPANT's
                                                contributions made after 1953, compounded annually to 1976, together with interest at five percent compounded annually after
                                                1975 on all contributions and previous interest.

Credited Service:                               See Special Provision F.
----------------

Early Retirement Date:                          See Section 7.
---------------------

Early Retirement Pension:                       See Section 7.
-------------------------

Employee:                                       An EMPLOYEE of an EMPLOYER who is not covered by a collective
--------                                        bargaining agreement. A "leased employee," as defined in Section
                                                414(n) of the CODE, shall not be considered an EMPLOYEE eligible to become a PARTICIPANT in the PLAN. Notwithstanding any other provisions in the PLAN, solely for purposes of CODE Section
                                                414(n)(3), the term EMPLOYEE shall, to the extent required by
                                                CODE Section 414, include leased EMPLOYEES.

Employee Benefit                                The EMPLOYEE BENEFIT ADMINISTRATIVE COMMITTEE referred to in
Administrative Committee:                       Section 19.
------------------------

The Employee Benefit                            The EMPLOYEE BENEFIT FINANCE COMMITTEE referred to in Section 18.
Finance Committee:
-----------------

Employer:                                       Pacific Gas and Electric Company, Pacific Service Employees
--------                                        Association, and any other company, association, or credit union designated by the Board of Directors as eligible to participate in this PLAN is an EMPLOYER.

Joint Pension:                                  See Section 10.
-------------

Joint Pensioner:                                The individual designated by a PARTICIPANT upon the election of a
---------------                                 JOINT PENSION who will be entitled upon the PARTICIPANT's death to receive a PENSION, as explained in Section 10.

Long Term Disability Plan:                      Part B of the Pacific Gas and Electric Company's Group Life
-------------------------                       Insurance and Long Term Disability Plan.

Marital Pension:                                See Section 10(b).
---------------

Maximum Pension:                                See Special Provision H.
---------------

Normal Retirement Date:                         The first of the month following the PARTICIPANT's 65th birthday.
----------------------

Notice:                                         The NOTICE that is required by this PLAN pursuant to CODE
------

                                                Section 417 in order to waive the MARITAL PENSION.
                                                In the case of MARITAL PENSION, the PLAN shall provide to each
                                                PARTICIPANT, and to each vested former EMPLOYEE, no less than 30 days and no more than 90 days prior to the annuity starting date a written explanation of: (i) the terms and conditions of the
                                                MARITAL PENSION, (ii) the right to make and the effect of an election to waive the MARITAL PENSION, (iii) the rights of the
                                                PARTICIPANT's or the former EMPLOYEE'S SPOUSE, (iv) the right to make an election to waive the MARITAL PENSION and the effect of revoking a previous election to waive the MARITAL PENSION, and
                                                (v) the relative values of the various optional forms of benefit under the PLAN.

Participant:                                    See Section 2.
-----------

Part-Time Employee:                             An EMPLOYEE whose regularly scheduled work week is less than 40
------------------                              hours.

Pension:                                        Retirement income payable under the PLAN.
-------

Plan:                                           The Company's Retirement Plan as amended, revised and set forth
----                                            herein.

Plan Year:                                      The PLAN YEAR shall be the calendar year which shall also be the
---------                                       limitation year for purposes of applying the annual benefit limitations of CODE Section 415.

Qualified Election:                             An election qualifying under CODE Section 417(a) to waive either,
------------------                              or both, of the 50 percent spousal survivor annuities that are based on the MARITAL PENSION and that are described in Sections
                                                10(b) or 11(b) of the PLAN. Any such waiver shall not be
                                                considered a QUALIFIED ELECTION unless: (a) the PARTICIPANT'S
                                                SPOUSE furnishes a written CONSENT to the election, (b) the election designates a specific alternate BENEFICIARY, including any class of BENEFICIARIES or any contingent BENEFICIARIES, which may not be changed without spousal CONSENT (or the SPOUSE
                                                expressly permits designations by the PARTICIPANT without any further spousal CONSENT, (c) the SPOUSE'S CONSENT acknowledges the effect of the election, and (d) the SPOUSE'S CONSENT is witnessed by a PLAN representative or a notary public. A
                                                PARTICIPANT'S waiver of the survivor annuity will not constitute a QUALIFIED ELECTION unless the form of benefit payment may not be changed without spousal CONSENT, or the SPOUSE expressly permits designations by the PARTICIPANT without any further spousal CONSENT. If it is established to the satisfaction of the
                                                PLAN representative that such written CONSENT may not be obtained because there is no SPOUSE or the SPOUSE cannot be located, then a waiver will be deemed a QUALIFIED ELECTION.

Service:                                        For full-time EMPLOYEES, the period of time commencing with the
-------                                         first day of work for an EMPLOYER and ending on PARTICIPANT's
                                                SEVERANCE FROM SERVICE Date. For

                                                periods of PART-TIME and intermittent employment, SERVICE for purposes of benefit accrual is prorated based on the ratio of actual hours worked in the calendar year to the full-time equivalent (2,080 per calendar year) rounded to the nearest month.
                                                Such proration is applicable for any employment period beginning with initiation of
                                                PART-TIME or intermittent status on or after January 1, 1991, and ending on the earlier of Participant's return to full time status or the PARTICIPANT'S SEVERANCE
                                                FROM SERVICE DATE. The method of computing SERVICE is described in Section 3.

Severance from Service Date:                    (i)  The date prior to NORMAL RETIREMENT DATE on which an EMPLOYEE quits, retires,
---------------------------                          is discharged or dies, or the ACTUAL RETIREMENT DATE; or

                                                (ii)  The first anniversary of the first date of a period in which a PARTICIPANT remains absent from work for an EMPLOYER for any reason other than a quit, retirement, discharge, or death.

                                                For the purpose of determining the Severance from SERVICE Date, the following periods shall not be considered as absences from work for an EMPLOYER:

                                                (a)  Absence on a leave of absence authorized by the EMPLOYER.

                                                (b)  Absence because of illness or injury so long as the PARTICIPANT is entitled to receive sick leave pay or is entitled to receive benefits under the provisions of the Voluntary Wage Benefit Plan, a state disability plan, Part B of the
                                                     Group Life Insurance and Long Term Disability Plan, or a Workers' Compensation
                                                     Law.

                                                (c)  Absence for military service or service in the Merchant
                                                     Marines so long as reemployment rights are protected by law.

                                                (d)  Absence caused by layoff for lack of work of less than 12 continuous months for a PARTICIPANT who has less than five years of SERVICE, or 24 continuous months for a PARTICIPANT who has five years or more of SERVICE.

Special Joint Pension:                          See Section 10.
---------------------

Spouse:                                         (a)  If a PARTICIPANT dies in SERVICE, SPOUSE shall mean the
------                                               PARTICIPANT's wife or husband at the time of the PARTICIPANT's death.

                                                (b)  If a PARTICIPANT dies after ACTUAL RETIREMENT DATE, SPOUSE shall means the PARTICIPANT's wife or husband at the time of the
                                                     PARTICIPANT's Actual Retirement.

Spouse's Pension:                               See Section 11.
----------------

                                 SPECIAL PROVISION A

     Payment of all PENSIONS to PARTICIPANTS which commenced before January 1, 1969, under the Retirement Plan of the COMPANY, its Past Service Plan, its Supplemental Benefits and under any applicable retirement plan of a predecessor company shall continue to be made under the PLAN, without regard to the separate sources from which such pensions were previously paid.



                              SPECIAL PROVISION B

                EARLY RETIREMENT REDUCTIONS IN PERCENTAGE POINTS
                ------------------------------------------------

                   Years Of Service At Early Retirement Date
                   -----------------------------------------

Age at        Less Than   15 But Less    25 But Less   30 Years
Retirement    15 Years   Than 25 Years  Than 30 Years  And Above
------------  ---------  -------------  -------------  ---------
  64                  3              0              0          0
  63                  6              0              0          0
  62                  9              0              0          0
  61                 12              3              3          0
  60                 15              6              6          0
  59                 18             10              9          6
  58                 21             14             12          9
  57                 24             18             15         12
  56                 27             22             18         15
  55                 30             26             21         18

                              SPECIAL PROVISION C

                         JOINT PENSION WITH NON-SPOUSE

                       (Entire Provision Amended 1/1/88)

     The amount of non-spouse JOINT PENSION shall be determined by the use of Actuarial Tables which provide 12%, 16%, 25%, 33-1/3%, 50%, 66-2/3%, 75% and
100% of the JOINT PENSION to a non-spouse JOINT PENSIONER who survives the death of the PARTICIPANT.

     Partial Actuarial Tables of 50% and 100% have been attached.

     The following tables illustrate the factors to be applied for typical options which may be elected for 50% and 100%.

EXAMPLE: Assume the PARTICIPANT is age 62 and elects a 50% or 100% option with a non-spouse age 50. Also assume that the PARTICIPANT's BASIC PENSION is $1,000 per month.

Non-                                                       Non-           Non-Spouse's Pension
Spouse's      Option         Basic           Reduced       Spouse's           In Event of
 Option       Factor         Pension         Pension       Portion        Participant's Death
---------     ------         -------         -------       ---------      --------------------
 50%           .861    X     $1,000.   =       $861.   X       .50    =          $430.50
100%           .756    X     $1,000.   =       $756.   X      1.00    =          $756.00

Tables for 12%, 16%, 33-1/3%, 66-2/3%, or 75% are available upon request. Tables for Beneficiary's Age at Pensioner's Retirement of less than 25 years or greater than 84 years are also available upon request.

                                                        SPECIAL PROVISION C

                    FACTORS TO BE APPLIED TO EMPLOYEE'S RETIREMENT INCOME TO DETERMINE INCOME UNDER CONTINGENT
                            ANNUITANT OPTION IF 50% OF SUCH INCOME IS CONTINUED TO CONTINGENT ANNUITANT

BENEFICIARY'S                                                                                                    BENEFICIARY'S
  AGE AT                                         PENSIONER WHOSE RETIREMENT AGE IS:                                 AGE AT
PENSIONER'S                                                                                                       PENSIONER'S
RETIREMENT         55    56    57    58    59    60    61    62    63    64    65    66    67    68    69    70   RETIREMENT
---------------  ----  ----  ----  ----  ----  ----  ----  ----  ----  ----  ----  ----  ----  ----  ----  ----  -------------
  25             .844  .836  .827  .817  .807  .797  .786  .775  .763  .751  .738  .725  .711  .697  .682  .667        25
  26             .847  .838  .829  .819  .809  .799  .788  .777  .765  .753  .740  .727  .713  .699  .684  .669        26
  27             .849  .840  .831  .821  .811  .801  .790  .779  .767  .755  .742  .729  .715  .701  .686  .671        27
  28             .851  .842  .833  .824  .814  .803  .793  .781  .769  .757  .745  .731  .718  .703  .689  .674        28
  29             .853  .844  .835  .826  .816  .806  .795  .784  .772  .760  .747  .734  .720  .706  .691  .676        29

  30             .855  .847  .838  .828  .818  .808  .797  .786  .774  .762  .750  .736  .723  .708  .694  .679        30
  31             .858  .849  .840  .831  .821  .811  .800  .789  .777  .765  .752  .739  .725  .711  .696  .681        31
  32             .860  .852  .843  .833  .824  .813  .803  .792  .780  .768  .755  .742  .728  .714  .699  .684        32
  33             .863  .854  .846  .836  .826  .816  .806  .794  .783  .771  .758  .745  .731  .717  .702  .687        33
  34             .866  .857  .848  .839  .829  .819  .809  .797  .786  .774  .761  .748  .734  .720  .705  .690        34

  35             .868  .860  .851  .842  .832  .822  .812  .801  .789  .777  .764  .751  .737  .723  .708  .693        35
  36             .871  .863  .854  .845  .835  .825  .815  .804  .792  .780  .768  .754  .741  .727  .712  .697        36
  37             .874  .866  .857  .848  .839  .829  .818  .807  .796  .784  .771  .758  .744  .730  .715  .700        37
  38             .877  .869  .860  .851  .842  .832  .821  .811  .799  .787  .775  .761  .748  .734  .719  .704        38
  39             .880  .872  .864  .855  .845  .835  .825  .814  .803  .791  .778  .765  .752  .737  .723  .708        39

  40             .884  .875  .867  .858  .849  .839  .829  .818  .806  .795  .782  .769  .756  .741  .727  .712        40
  41             .887  .879  .870  .862  .852  .843  .832  .822  .810  .798  .786  .773  .760  .746  .731  .716        41
  42             .890  .882  .874  .865  .856  .846  .836  .826  .814  .803  .790  .777  .764  .750  .735  .720        42
  43             .893  .886  .877  .869  .860  .850  .840  .830  .818  .807  .794  .782  .768  .754  .740  .725        43
  44             .897  .889  .881  .873  .864  .854  .844  .834  .823  .811  .799  .786  .773  .759  .744  .729        44

  45             .900  .893  .885  .876  .868  .858  .848  .838  .827  .816  .803  .791  .777  .764  .749  .734        45
  46             .904  .896  .889  .880  .872  .862  .853  .842  .832  .820  .808  .795  .782  .768  .754  .739        46
  47             .907  .900  .892  .884  .876  .867  .857  .847  .836  .825  .813  .800  .787  .774  .759  .744        47
  48             .911  .904  .896  .888  .880  .871  .861  .851  .841  .830  .818  .805  .792  .779  .764  .750        48
  49             .914  .907  .900  .892  .884  .875  .866  .856  .846  .835  .823  .811  .798  .784  .770  .755        49

                                                        SPECIAL PROVISION C

                    FACTORS TO BE APPLIED TO EMPLOYEE'S RETIREMENT INCOME TO DETERMINE INCOME UNDER CONTINGENT
                            ANNUITANT OPTION IF 50% OF SUCH INCOME IS CONTINUED TO CONTINGENT ANNUITANT

BENEFICIARY'S                                                                                                    BENEFICIARY'S
   AGE AT                                         PENSIONER WHOSE RETIREMENT AGE IS:                                AGE AT
PENSIONER'S                                                                                                       PENSIONER'S
RETIREMENT         55    56    57    58    59    60    61    62    63    64    65    66    67    68    69    70   RETIREMENT
---------------  ----  ----  ----  ----  ----  ----  ----  ----  ----  ----  ----  ----  ----  ----  ----  ----  -------------
  50             .918  .911  .904  .896  .888  .880  .870  .861  .850  .840  .828  .816  .803  .790  .775  .761        50
  51             .921  .915  .908  .900  .892  .884  .875  .866  .855  .845  .833  .821  .808  .795  .781  .767        51
  52             .925  .918  .912  .904  .897  .888  .880  .870  .860  .850  .839  .827  .814  .801  .787  .773        52
  53             .928  .922  .916  .908  .901  .893  .884  .875  .865  .855  .844  .832  .820  .807  .793  .779        53
  54             .932  .926  .919  .913  .905  .897  .889  .880  .870  .860  .849  .838  .826  .813  .799  .785        54

  55             .935  .929  .923  .917  .909  .902  .894  .885  .876  .866  .855  .844  .832  .819  .806  .792        55
  56             .938  .933  .927  .921  .914  .906  .898  .890  .881  .871  .861  .849  .838  .825  .812  .798        56
  57             .942  .936  .931  .925  .918  .911  .903  .895  .886  .876  .866  .855  .844  .831  .819  .805        57
  58             .945  .940  .934  .928  .922  .915  .908  .900  .891  .882  .872  .861  .850  .838  .825  .812        58
  59             .948  .943  .938  .932  .926  .920  .912  .905  .896  .887  .878  .867  .856  .844  .832  .819        59

  60             .951  .947  .942  .936  .930  .924  .917  .910  .902  .893  .883  .873  .863  .851  .839  .826        60
  61             .954  .950  .945  .940  .934  .928  .922  .914  .907  .898  .889  .879  .869  .858  .846  .833        61
  62             .957  .953  .948  .944  .938  .932  .926  .919  .912  .904  .895  .885  .875  .864  .853  .840        62
  63             .960  .956  .952  .947  .942  .937  .931  .924  .917  .909  .901  .891  .882  .871  .860  .848        63
  64             .963  .959  .955  .951  .946  .941  .935  .929  .922  .914  .906  .897  .888  .878  .867  .855        64

  65             .965  .962  .958  .954  .949  .944  .939  .933  .927  .920  .912  .903  .894  .884  .874  .862        65
  66             .968  .965  .961  .957  .953  .948  .943  .938  .931  .925  .917  .909  .900  .891  .881  .870        66
  67             .970  .967  .964  .960  .956  .952  .947  .942  .936  .930  .923  .915  .907  .897  .888  .877        67
  68             .972  .970  .967  .963  .960  .955  .951  .946  .940  .934  .928  .920  .913  .904  .894  .884        68
  69             .975  .972  .969  .966  .963  .959  .955  .950  .945  .939  .933  .926  .918  .910  .901  .891        69

  70             .977  .974  .972  .969  .966  .962  .958  .954  .949  .944  .938  .931  .924  .916  .908  .898        70
  71             .979  .976  .974  .971  .968  .965  .961  .957  .953  .948  .942  .936  .930  .922  .914  .905        71
  72             .980  .978  .976  .974  .971  .968  .965  .961  .957  .952  .947  .941  .935  .928  .920  .912        72
  73             .982  .980  .978  .976  .973  .971  .968  .964  .960  .956  .951  .946  .940  .933  .926  .918        73
  74             .984  .982  .980  .978  .976  .973  .970  .967  .964  .960  .955  .950  .945  .939  .932  .925        74

                                                        SPECIAL PROVISION C

                    FACTORS TO BE APPLIED TO EMPLOYEE'S RETIREMENT INCOME TO DETERMINE INCOME UNDER CONTINGENT
                            ANNUITANT OPTION IF 50% OF SUCH INCOME IS CONTINUED TO CONTINGENT ANNUITANT

BENEFICIARY'S                                                                                                    BENEFICIARY'S
   AGE AT                                         PENSIONER WHOSE RETIREMENT AGE IS:                                AGE AT
PENSIONER'S                                                                                                       PENSIONER'S
RETIREMENT         55    56    57    58    59    60    61    62    63    64    65    66    67    68    69    70    RETIREMENT
---------------  ----  ----  ----  ----  ----  ----  ----  ----  ----  ----  ----  ----  ----  ----  ----  ----  -------------
  75             .985  .984  .982  .980  .978  .976  .973  .970  .967  .963  .959  .954  .949  .944  .937  .931        75
  76             .987  .985  .984  .982  .980  .978  .976  .973  .970  .966  .963  .958  .954  .948  .943  .936        76
  77             .988  .987  .985  .984  .982  .980  .978  .975  .973  .970  .966  .962  .958  .953  .948  .942        77
  78             .989  .988  .987  .985  .984  .982  .980  .978  .975  .972  .969  .966  .962  .957  .952  .947        78
  79             .990  .989  .988  .987  .985  .984  .982  .980  .978  .975  .972  .969  .965  .961  .957  .952        79

  80             .991  .990  .989  .988  .987  .985  .984  .982  .980  .978  .975  .972  .969  .965  .961  .956        80
  81             .992  .991  .990  .989  .988  .987  .986  .984  .982  .980  .978  .975  .972  .969  .965  .961        81
  82             .993  .992  .991  .991  .990  .988  .987  .986  .984  .982  .980  .978  .975  .972  .968  .964        82
  83             .994  .993  .992  .992  .991  .990  .989  .987  .986  .984  .982  .980  .978  .975  .972  .968        83
  84             .995  .994  .993  .993  .992  .991  .990  .989  .987  .986  .984  .982  .980  .978  .975  .972        84

                                                        SPECIAL PROVISION C

                    FACTORS TO BE APPLIED TO EMPLOYEE'S RETIREMENT INCOME TO DETERMINE INCOME UNDER CONTINGENT
                            ANNUITANT OPTION IF 50% OF SUCH INCOME IS CONTINUED TO CONTINGENT ANNUITANT

BENEFICIARY'S                                                                                                    BENEFICIARY'S
   AGE AT                                         PENSIONER WHOSE RETIREMENT AGE IS:                                AGE AT
PENSIONER'S                                                                                                       PENSIONER'S
RETIREMENT         70    71    72    73    74    75    76    77    78    79    80    81    82    83    84    85    RETIREMENT
---------------  ----  ----  ----  ----  ----  ----  ----  ----  ----  ----  ----  ----  ----  ----  ----  ----  -------------
  25             .667  .652  .636  .620  .603  .586  .569  .551  .533  .515  .497  .479  .461  .442  .424  .406        25
  26             .669  .654  .638  .622  .605  .588  .571  .553  .535  .517  .499  .481  .462  .444  .426  .407        26
  27             .671  .656  .640  .624  .607  .590  .573  .555  .537  .519  .501  .483  .464  .446  .427  .409        27
  28             .674  .658  .642  .626  .609  .592  .575  .557  .539  .521  .503  .485  .466  .448  .429  .411        28
  29             .676  .661  .645  .628  .612  .595  .577  .560  .542  .524  .505  .487  .468  .450  .431  .413        29

  30             .679  .663  .647  .631  .614  .597  .580  .562  .544  .526  .507  .489  .470  .452  .433  .414        30
  31             .681  .666  .650  .633  .617  .600  .582  .564  .546  .528  .510  .491  .473  .454  .435  .417        31
  32             .684  .669  .653  .636  .619  .602  .585  .567  .549  .531  .512  .494  .475  .456  .437  .419        32
  33             .687  .671  .655  .639  .622  .605  .588  .570  .552  .533  .515  .496  .477  .459  .440  .421        33
  34             .690  .675  .659  .642  .625  .608  .591  .573  .555  .536  .518  .499  .480  .461  .442  .423        34

  35             .693  .678  .662  .645  .628  .611  .594  .576  .558  .539  .520  .502  .483  .464  .445  .426        35
  36             .697  .681  .665  .649  .632  .614  .597  .579  .561  .542  .524  .505  .486  .467  .448  .429        36
  37             .700  .685  .669  .652  .635  .618  .600  .582  .564  .545  .527  .508  .489  .470  .451  .431        37
  38             .704  .688  .672  .656  .639  .621  .604  .586  .567  .549  .530  .511  .492  .473  .454  .434        38
  39             .708  .692  .676  .659  .643  .625  .607  .589  .571  .552  .534  .515  .495  .476  .457  .438        39

  40             .712  .696  .680  .663  .647  .629  .611  .593  .575  .556  .537  .518  .499  .480  .460  .441        40
  41             .716  .700  .684  .668  .651  .633  .616  .597  .579  .560  .541  .522  .503  .483  .464  .444        41
  42             .720  .705  .689  .672  .655  .638  .620  .602  .583  .564  .545  .526  .507  .487  .468  .448        42
  43             .725  .709  .693  .677  .660  .642  .624  .606  .588  .569  .550  .530  .511  .491  .472  .452        43
  44             .729  .714  .698  .681  .664  .647  .629  .611  .592  .573  .554  .535  .515  .495  .476  .456        44

  45             .734  .719  .703  .686  .669  .652  .634  .616  .597  .578  .559  .539  .520  .500  .480  .460        45
  46             .739  .724  .708  .691  .674  .657  .639  .621  .602  .583  .564  .544  .524  .505  .485  .465        46
  47             .744  .729  .713  .697  .680  .662  .644  .626  .607  .588  .569  .549  .529  .509  .489  .469        47
  48             .750  .734  .718  .702  .685  .668  .650  .631  .613  .594  .574  .554  .535  .515  .494  .474        48
  49             .755  .740  .724  .708  .691  .673  .655  .637  .618  .599  .580  .560  .540  .520  .500  .479        49

                                                        SPECIAL PROVISION C

                    FACTORS TO BE APPLIED TO EMPLOYEE'S RETIREMENT INCOME TO DETERMINE INCOME UNDER CONTINGENT
                            ANNUITANT OPTION IF 50% OF SUCH INCOME IS CONTINUED TO CONTINGENT ANNUITANT

BENEFICIARY'S                                                                                                    BENEFICIARY'S
   AGE AT                                         PENSIONER WHOSE RETIREMENT AGE IS:                                AGE AT
PENSIONER'S                                                                                                       PENSIONER'S
RETIREMENT         70    71    72    73    74    75    76    77    78    79    80    81    82    83    84    85    RETIREMENT
---------------  ----  ----  ----  ----  ----  ----  ----  ----  ----  ----  ----  ----  ----  ----  ----  ----  -------------
  50             .761  .746  .730  .713  .697  .679  .661  .643  .624  .605  .585  .566  .546  .525  .505  .485        50
  51             .767  .752  .736  .720  .703  .685  .667  .649  .630  .611  .591  .572  .551  .531  .511  .490        51
  52             .773  .758  .742  .726  .709  .692  .674  .655  .637  .617  .598  .578  .558  .537  .517  .496        52
  53             .779  .764  .748  .732  .715  .698  .680  .662  .643  .624  .604  .584  .564  .543  .523  .502        53
  54             .785  .770  .755  .739  .722  .705  .687  .669  .650  .631  .611  .591  .571  .550  .529  .508        54

  55             .792  .777  .762  .746  .729  .712  .694  .676  .657  .638  .618  .598  .578  .557  .536  .515        55
  56             .798  .784  .768  .753  .736  .719  .701  .683  .664  .645  .625  .605  .585  .564  .543  .522        56
  57             .805  .790  .775  .760  .743  .726  .709  .691  .672  .653  .633  .613  .592  .571  .550  .529        57
  58             .812  .798  .783  .767  .751  .734  .717  .699  .680  .661  .641  .621  .600  .579  .558  .537        58
  59             .819  .805  .790  .775  .759  .742  .725  .707  .688  .669  .649  .629  .608  .587  .566  .545        59

  60             .826  .812  .798  .783  .767  .750  .733  .715  .696  .677  .658  .638  .617  .596  .575  .553        60
  61             .833  .820  .805  .790  .775  .758  .741  .724  .705  .686  .667  .646  .626  .605  .584  .562        61
  62             .840  .827  .813  .799  .783  .767  .750  .733  .714  .695  .676  .656  .635  .614  .593  .571        62
  63             .848  .835  .821  .807  .792  .776  .759  .742  .724  .705  .685  .665  .645  .624  .602  .581        63
  64             .855  .843  .829  .815  .800  .785  .768  .751  .733  .715  .695  .675  .655  .634  .612  .591        64

  65             .862  .850  .837  .824  .809  .794  .778  .761  .743  .725  .705  .686  .665  .644  .623  .601        65
  66             .870  .858  .845  .832  .818  .803  .787  .770  .753  .735  .716  .696  .676  .655  .634  .612        66
  67             .877  .866  .854  .841  .827  .812  .797  .780  .763  .745  .727  .707  .687  .666  .645  .623        67
  68             .884  .873  .862  .849  .836  .821  .806  .790  .774  .756  .738  .718  .698  .678  .657  .635        68
  69             .891  .881  .870  .858  .845  .831  .816  .801  .784  .767  .749  .730  .710  .690  .668  .647        69

  70             .898  .888  .878  .866  .853  .840  .826  .811  .795  .778  .760  .741  .722  .702  .681  .659        70
  71             .905  .896  .885  .874  .862  .849  .836  .821  .805  .789  .771  .753  .734  .714  .693  .672        71
  72             .912  .903  .893  .882  .871  .859  .845  .831  .816  .800  .783  .765  .746  .727  .706  .685        72
  73             .918  .910  .900  .890  .879  .868  .855  .841  .826  .811  .794  .777  .759  .739  .719  .698        73
  74             .925  .917  .908  .898  .888  .876  .864  .851  .837  .822  .806  .789  .771  .752  .732  .712        74

                                                        SPECIAL PROVISION C

                    FACTORS TO BE APPLIED TO EMPLOYEE'S RETIREMENT INCOME TO DETERMINE INCOME UNDER CONTINGENT
                            ANNUITANT OPTION IF 50% OF SUCH INCOME IS CONTINUED TO CONTINGENT ANNUITANT

BENEFICIARY'S                                                                                                    BENEFICIARY'S
   AGE AT                                         PENSIONER WHOSE RETIREMENT AGE IS:                                AGE AT
PENSIONER'S                                                                                                       PENSIONER'S
RETIREMENT         70    71    72    73    74    75    76    77    78    79    80    81    82    83    84    85    RETIREMENT
---------------  ----  ----  ----  ----  ----  ----  ----  ----  ----  ----  ----  ----  ----  ----  ----  ----  -------------
  75             .931  .923  .915  .906  .896  .885  .873  .861  .847  .833  .817  .801  .784  .765  .746  .726        75
  76             .936  .929  .921  .913  .904  .893  .882  .870  .858  .844  .829  .813  .796  .778  .759  .740        76
  77             .942  .935  .928  .920  .911  .902  .891  .880  .868  .854  .840  .825  .808  .791  .773  .754        77
  78             .947  .941  .934  .927  .918  .909  .900  .889  .877  .865  .851  .836  .821  .804  .786  .768        78
  79             .952  .946  .940  .933  .925  .917  .908  .898  .887  .875  .862  .848  .833  .817  .800  .782        79

  80             .956  .951  .945  .939  .932  .924  .916  .906  .896  .885  .872  .859  .845  .829  .813  .795        80
  81             .961  .956  .951  .945  .938  .931  .923  .914  .905  .894  .883  .870  .856  .842  .826  .809        81
  82             .964  .960  .955  .950  .944  .937  .930  .922  .913  .903  .892  .881  .868  .854  .839  .823        82
  83             .968  .964  .960  .955  .950  .943  .937  .929  .921  .912  .902  .891  .879  .866  .851  .836        83
  84             .972  .968  .964  .960  .955  .949  .943  .936  .928  .920  .911  .900  .889  .877  .863  .849        84

                                                        SPECIAL PROVISION C

                    FACTORS TO BE APPLIED TO EMPLOYEE'S RETIREMENT INCOME TO DETERMINE INCOME UNDER CONTINGENT
                           ANNUITANT OPTION IF 100% OF SUCH INCOME IS CONTINUED TO CONTINGENT ANNUITANT

BENEFICIARY'S                                                                                                    BENEFICIARY'S
   AGE AT                                         PENSIONER WHOSE RETIREMENT AGE IS:                                AGE AT
PENSIONER'S                                                                                                       PENSIONER'S
RETIREMENT         55    56    57    58    59    60    61    62    63    64    65    66    67    68    69    70    RETIREMENT
---------------  ----  ----  ----  ----  ----  ----  ----  ----  ----  ----  ----  ----  ----  ----  ----  ----  -------------
  25             .731  .718  .704  .691  .676  .662  .647  .632  .617  .601  .585  .568  .551  .535  .518  .500        25
  26             .734  .721  .707  .694  .679  .665  .650  .635  .619  .603  .587  .571  .554  .537  .520  .503        26
  27             .737  .724  .710  .697  .683  .668  .653  .638  .622  .606  .590  .574  .557  .540  .523  .505        27
  28             .740  .727  .714  .700  .686  .671  .656  .641  .625  .609  .593  .576  .560  .543  .525  .508        28
  29             .744  .731  .717  .703  .689  .675  .660  .644  .629  .613  .596  .580  .563  .545  .528  .511        29

  30             .747  .734  .721  .707  .693  .678  .663  .648  .632  .616  .599  .583  .566  .549  .531  .514        30
  31             .751  .738  .725  .711  .696  .682  .667  .651  .636  .619  .603  .586  .569  .552  .534  .517        31
  32             .755  .742  .728  .715  .700  .686  .671  .655  .639  .623  .607  .590  .573  .555  .538  .520        32
  33             .759  .746  .732  .719  .704  .690  .675  .659  .643  .627  .610  .593  .576  .559  .541  .523        33
  34             .763  .750  .737  .723  .708  .694  .679  .663  .647  .631  .614  .597  .580  .562  .545  .527        34

  35             .768  .754  .741  .727  .713  .698  .683  .667  .651  .635  .618  .601  .584  .566  .549  .531        35
  36             .772  .759  .746  .732  .717  .703  .687  .672  .656  .639  .623  .606  .588  .570  .553  .535        36
  37             .777  .764  .750  .736  .722  .707  .692  .677  .661  .644  .627  .610  .593  .575  .557  .539        37
  38             .781  .768  .755  .741  .727  .712  .697  .681  .665  .649  .632  .615  .597  .579  .561  .543        38
  39             .786  .773  .760  .746  .732  .717  .702  .687  .670  .654  .637  .620  .602  .584  .566  .548        39

  40             .791  .779  .765  .751  .737  .723  .707  .692  .676  .659  .642  .625  .607  .589  .571  .552        40
  41             .797  .784  .771  .757  .743  .728  .713  .697  .681  .665  .648  .630  .612  .594  .576  .557        41
  42             .802  .789  .776  .762  .748  .734  .719  .703  .687  .670  .653  .636  .618  .600  .581  .563        42
  43             .807  .795  .782  .768  .754  .740  .724  .709  .693  .676  .659  .642  .624  .605  .587  .568        43
  44             .813  .800  .788  .774  .760  .746  .731  .715  .699  .682  .665  .648  .630  .611  .593  .574        44

  45             .819  .806  .793  .780  .766  .752  .737  .721  .705  .689  .671  .654  .636  .618  .599  .580        45
  46             .824  .812  .799  .786  .773  .758  .743  .728  .712  .695  .678  .660  .642  .624  .605  .586        46
  47             .830  .818  .806  .793  .779  .765  .750  .734  .718  .702  .685  .667  .649  .631  .612  .593        47
  48             .836  .824  .812  .799  .785  .771  .757  .741  .725  .709  .692  .674  .656  .638  .619  .600        48
  49             .842  .830  .818  .805  .792  .778  .764  .748  .732  .716  .699  .681  .663  .645  .626  .607        49

                                                        SPECIAL PROVISION C

                    FACTORS TO BE APPLIED TO EMPLOYEE'S RETIREMENT INCOME TO DETERMINE INCOME UNDER CONTINGENT
                           ANNUITANT OPTION IF 100% OF SUCH INCOME IS CONTINUED TO CONTINGENT ANNUITANT

BENEFICIARY'S                                                                                                    BENEFICIARY'S
   AGE AT                                         PENSIONER WHOSE RETIREMENT AGE IS:                                AGE AT
PENSIONER'S                                                                                                       PENSIONER'S
RETIREMENT         55    56    57    58    59    60    61    62    63    64    65    66    67    68    69    70    RETIREMENT
---------------  ----  ----  ----  ----  ----  ----  ----  ----  ----  ----  ----  ----  ----  ----  ----  ----  -------------
  50             .848  .837  .825  .812  .799  .785  .771  .756  .740  .723  .706  .689  .671  .652  .633  .614        50
  51             .854  .843  .831  .819  .806  .792  .778  .763  .747  .731  .714  .697  .679  .660  .641  .622        51
  52             .860  .849  .838  .826  .813  .799  .785  .770  .755  .739  .722  .705  .687  .668  .649  .630        52
  53             .866  .855  .844  .832  .820  .807  .793  .778  .763  .747  .730  .713  .695  .676  .657  .638        53
  54             .872  .862  .851  .839  .827  .814  .800  .786  .771  .755  .738  .721  .703  .685  .666  .646        54

  55             .878  .868  .857  .846  .834  .821  .808  .794  .779  .763  .747  .730  .712  .693  .674  .655        55
  56             .884  .874  .864  .853  .841  .829  .816  .802  .787  .771  .755  .738  .721  .702  .683  .664        56
  57             .890  .880  .870  .860  .848  .836  .823  .810  .795  .780  .764  .747  .730  .712  .693  .673        57
  58             .895  .886  .877  .866  .855  .844  .831  .818  .804  .789  .773  .756  .739  .721  .702  .683        58
  59             .901  .893  .883  .873  .863  .851  .839  .826  .812  .798  .782  .766  .749  .731  .712  .693        59

  60             .907  .898  .890  .880  .870  .859  .847  .834  .821  .806  .791  .775  .758  .741  .722  .703        60
  61             .912  .904  .896  .887  .877  .866  .855  .842  .829  .815  .800  .785  .768  .751  .733  .714        61
  62             .918  .910  .902  .893  .884  .873  .862  .851  .838  .824  .810  .794  .778  .761  .743  .725        62
  63             .923  .916  .908  .900  .890  .881  .870  .859  .846  .833  .819  .804  .788  .772  .754  .736        63
  64             .928  .921  .914  .906  .897  .888  .878  .867  .855  .842  .829  .814  .799  .782  .765  .747        64

  65             .933  .926  .919  .912  .904  .895  .885  .875  .863  .851  .838  .824  .809  .793  .776  .758        65
  66             .937  .931  .925  .918  .910  .902  .892  .882  .872  .860  .847  .833  .819  .803  .787  .770        66
  67             .942  .936  .930  .924  .916  .908  .900  .890  .880  .868  .856  .843  .829  .814  .798  .781        67
  68             .946  .941  .935  .929  .922  .915  .906  .897  .888  .877  .865  .853  .839  .825  .809  .793        68
  69             .950  .946  .940  .934  .928  .921  .913  .905  .895  .885  .874  .862  .849  .835  .820  .804        69

  70             .954  .950  .945  .939  .933  .927  .920  .912  .903  .893  .883  .871  .859  .845  .831  .816        70
  71             .958  .954  .949  .944  .939  .932  .926  .918  .910  .901  .891  .880  .868  .855  .842  .827        71
  72             .962  .958  .953  .949  .944  .938  .932  .925  .917  .908  .899  .889  .878  .865  .852  .838        72
  73             .965  .961  .957  .953  .948  .943  .937  .931  .923  .916  .907  .897  .887  .875  .863  .849        73
  74             .968  .965  .961  .957  .953  .948  .942  .936  .930  .922  .914  .905  .895  .884  .873  .860        74

                                                        SPECIAL PROVISION C

                    FACTORS TO BE APPLIED TO EMPLOYEE'S RETIREMENT INCOME TO DETERMINE INCOME UNDER CONTINGENT
                           ANNUITANT OPTION IF 100% OF SUCH INCOME IS CONTINUED TO CONTINGENT ANNUITANT

BENEFICIARY'S                                                                                                    BENEFICIARY'S
   AGE AT                                         PENSIONER WHOSE RETIREMENT AGE IS:                                AGE AT
PENSIONER'S                                                                                                       PENSIONER'S
RETIREMENT         55    56    57    58    59    60    61    62    63    64    65    66    67    68    69    70    RETIREMENT
---------------  ----  ----  ----  ----  ----  ----  ----  ----  ----  ----  ----  ----  ----  ----  ----  ----  -------------
  75             .971  .968  .965  .961  .957  .952  .948  .942  .936  .929  .921  .913  .904  .893  .882  .870        75
  76             .974  .971  .968  .965  .961  .957  .952  .947  .941  .935  .928  .920  .912  .902  .892  .880        76
  77             .976  .974  .971  .968  .965  .961  .957  .952  .947  .941  .934  .927  .919  .910  .900  .890        77
  78             .979  .976  .974  .971  .968  .965  .961  .957  .952  .946  .940  .934  .926  .918  .909  .899        78
  79             .981  .979  .976  .974  .971  .968  .965  .961  .956  .952  .946  .940  .933  .926  .917  .908        79

  80             .983  .981  .979  .977  .974  .971  .968  .965  .961  .956  .951  .946  .939  .932  .925  .916        80
  81             .985  .983  .981  .979  .977  .974  .971  .968  .965  .961  .956  .951  .945  .939  .932  .924        81
  82             .986  .985  .983  .981  .979  .977  .975  .972  .968  .965  .961  .956  .951  .945  .939  .931        82
  83             .988  .986  .985  .983  .982  .980  .977  .975  .972  .969  .965  .961  .956  .951  .945  .938        83
  84             .989  .988  .987  .985  .984  .982  .980  .978  .975  .972  .969  .965  .961  .958  .951  .945        84

                                                        SPECIAL PROVISION C

                    FACTORS TO BE APPLIED TO EMPLOYEE'S RETIREMENT INCOME TO DETERMINE INCOME UNDER CONTINGENT
                           ANNUITANT OPTION IF 100% OF SUCH INCOME IS CONTINUED TO CONTINGENT ANNUITANT

BENEFICIARY'S                                                                                                    BENEFICIARY'S
   AGE AT                                         PENSIONER WHOSE RETIREMENT AGE IS:                                AGE AT
PENSIONER'S                                                                                                       PENSIONER'S
RETIREMENT         70    71    72    73    74    75    76    77    78    79    80    81    82    83    84    85    RETIREMENT
---------------  ----  ----  ----  ----  ----  ----  ----  ----  ----  ----  ----  ----  ----  ----  ----  ----  -------------
  25             .500  .483  .466  .449  .432  .414  .397  .380  .364  .347  .331  .315  .299  .284  .269  .254        25
  26             .503  .486  .468  .451  .434  .416  .399  .382  .365  .349  .333  .316  .301  .285  .270  .256        26
  27             .505  .488  .471  .453  .436  .419  .401  .384  .367  .351  .334  .318  .302  .287  .272  .257        27
  28             .508  .491  .473  .456  .438  .421  .403  .386  .369  .353  .336  .320  .304  .288  .273  .258        28
  29             .511  .493  .476  .458  .441  .423  .406  .388  .371  .355  .338  .322  .306  .290  .275  .260        29

  30             .514  .496  .478  .461  .443  .426  .408  .391  .374  .357  .340  .324  .307  .292  .276  .261        30
  31             .517  .499  .481  .464  .446  .428  .411  .393  .376  .359  .342  .326  .309  .294  .278  .263        31
  32             .520  .502  .484  .466  .449  .431  .413  .396  .378  .361  .344  .328  .311  .295  .280  .265        32
  33             .523  .505  .488  .470  .452  .434  .416  .398  .381  .364  .347  .330  .314  .298  .282  .267        33
  34             .527  .509  .491  .473  .455  .437  .419  .401  .384  .366  .349  .332  .316  .300  .284  .269        34

  35             .531  .513  .494  .476  .458  .440  .422  .404  .387  .369  .352  .335  .318  .302  .286  .271        35
  36             .535  .516  .498  .480  .462  .443  .425  .407  .390  .372  .355  .337  .321  .304  .288  .273        36
  37             .539  .520  .502  .484  .465  .447  .429  .411  .393  .375  .357  .340  .323  .307  .291  .275        37
  38             .543  .525  .506  .488  .469  .451  .432  .414  .396  .378  .361  .343  .326  .310  .293  .277        38
  39             .548  .529  .511  .492  .473  .455  .436  .418  .400  .382  .364  .346  .329  .312  .296  .280        39

  40             .552  .534  .515  .496  .478  .459  .440  .422  .403  .385  .367  .350  .332  .315  .299  .283        40
  41             .557  .539  .520  .501  .482  .463  .445  .426  .407  .389  .371  .353  .336  .319  .302  .286        41
  42             .563  .544  .525  .506  .487  .468  .449  .430  .412  .393  .375  .357  .339  .322  .305  .289        42
  43             .568  .549  .530  .511  .492  .473  .454  .435  .416  .397  .379  .361  .343  .326  .309  .292        43
  44             .574  .555  .536  .517  .497  .478  .459  .440  .421  .402  .383  .365  .347  .329  .312  .295        44

  45             .580  .561  .542  .522  .503  .483  .464  .445  .425  .406  .388  .369  .351  .333  .316  .299        45
  46             .586  .567  .548  .528  .509  .489  .469  .450  .431  .411  .392  .374  .355  .337  .320  .303        46
  47             .593  .573  .554  .534  .515  .495  .475  .455  .436  .417  .397  .379  .360  .342  .324  .307        47
  48             .600  .580  .561  .541  .521  .501  .481  .461  .442  .422  .403  .384  .365  .346  .328  .311        48
  49             .607  .587  .567  .548  .528  .507  .487  .467  .447  .428  .408  .389  .370  .351  .333  .315        49

                                                        SPECIAL PROVISION C

                    FACTORS TO BE APPLIED TO EMPLOYEE'S RETIREMENT INCOME TO DETERMINE INCOME UNDER CONTINGENT
                           ANNUITANT OPTION IF 100% OF SUCH INCOME IS CONTINUED TO CONTINGENT ANNUITANT

BENEFICIARY'S                                                                                                    BENEFICIARY'S
   AGE AT                                         PENSIONER WHOSE RETIREMENT AGE IS:                                AGE AT
PENSIONER'S                                                                                                       PENSIONER'S
RETIREMENT         70    71    72    73    74    75    76    77    78    79    80    81    82    83    84    85    RETIREMENT
---------------  ----  ----  ----  ----  ----  ----  ----  ----  ----  ----  ----  ----  ----  ----  ----  ----  -------------
  50             .614  .594  .575  .555  .534  .514  .494  .474  .454  .434  .414  .394  .375  .356  .338  .320        50
  51             .622  .602  .582  .562  .542  .521  .501  .480  .460  .440  .420  .400  .381  .362  .343  .325        51
  52             .630  .610  .590  .570  .549  .529  .508  .487  .467  .446  .426  .406  .387  .367  .348  .330        52
  53             .638  .618  .598  .577  .557  .536  .515  .495  .474  .453  .433  .413  .393  .373  .354  .335        53
  54             .646  .626  .606  .586  .565  .544  .523  .502  .481  .461  .440  .419  .399  .379  .360  .341        54

  55             .655  .635  .615  .594  .574  .553  .532  .510  .489  .468  .447  .426  .406  .386  .366  .347        55
  56             .664  .644  .624  .603  .582  .561  .540  .519  .497  .476  .455  .434  .413  .393  .373  .353        56
  57             .673  .654  .633  .613  .592  .570  .549  .528  .506  .484  .463  .442  .421  .400  .380  .360        57
  58             .683  .663  .643  .622  .601  .580  .558  .537  .515  .493  .472  .450  .429  .408  .387  .367        58
  59             .693  .673  .653  .632  .611  .590  .568  .546  .524  .502  .481  .459  .437  .416  .395  .374        59

  60             .703  .684  .663  .643  .622  .600  .578  .556  .534  .512  .490  .468  .446  .424  .403  .382        60
  61             .714  .694  .674  .654  .632  .611  .589  .567  .545  .522  .500  .478  .455  .434  .412  .391        61
  62             .725  .705  .685  .665  .644  .622  .600  .578  .556  .533  .510  .488  .465  .443  .421  .400        62
  63             .736  .716  .697  .676  .655  .634  .612  .589  .567  .644  .521  .499  .476  .453  .431  .409        63
  64             .747  .728  .708  .688  .667  .646  .624  .601  .579  .556  .533  .510  .487  .464  .441  .419        64

  65             .758  .740  .720  .700  .679  .658  .636  .614  .591  .568  .545  .522  .498  .475  .452  .430        65
  66             .770  .751  .732  .712  .692  .671  .649  .627  .604  .581  .557  .534  .511  .487  .464  .441        66
  67             .781  .763  .745  .725  .705  .684  .662  .640  .617  .594  .571  .547  .523  .500  .476  .453        67
  68             .793  .775  .757  .738  .718  .697  .676  .653  .631  .608  .584  .560  .537  .513  .489  .465        68
  69             .804  .787  .769  .751  .731  .711  .689  .667  .645  .622  .598  .574  .550  .526  .502  .478        69

  70             .816  .799  .782  .764  .744  .724  .703  .682  .659  .636  .613  .589  .565  .540  .516  .492        70
  71             .827  .811  .794  .777  .758  .738  .718  .696  .674  .651  .628  .604  .580  .555  .531  .506        71
  72             .838  .823  .807  .790  .771  .752  .732  .711  .689  .666  .643  .619  .595  .571  .546  .521        72
  73             .849  .835  .819  .802  .785  .766  .746  .726  .704  .682  .659  .635  .611  .586  .562  .536        73
  74             .860  .846  .831  .815  .798  .780  .761  .741  .720  .698  .675  .651  .627  .603  .578  .553        74

                                                        SPECIAL PROVISION C

                    FACTORS TO BE APPLIED TO EMPLOYEE'S RETIREMENT INCOME TO DETERMINE INCOME UNDER CONTINGENT
                            ANNUITANT OPTION IF 100% OFSUCH INCOME IS CONTINUED TO CONTINGENT ANNUITANT

BENEFICIARY'S                                                                                                       BENEFICIARY'S
   AGE AT                                           PENSIONER WHOSE RETIREMENT AGE IS:                                 AGE AT
PENSIONER'S                                                                                                          PENSIONER'S
RETIREMENT         70    71    72     73     74     75    76    77    78    79    80    81    82    83    84    85    RETIREMENT
---------------  ----  ----  ----   ----   ----   ----  ----  ----  ----  ----  ----  ----  ----  ----  ----  ----  -------------
  75             .870  .857  .843   .828   .811   .794  .775  .756  .735  .714  .691  .668  .644  .620  .595  .569        75
  76             .880  .868  .854   .840   .824   .807  .790  .771  .751  .730  .708  .685  .661  .637  .612  .587        76
  77             .890  .878  .865   .852   .837   .821  .804  .785  .766  .746  .724  .702  .679  .654  .630  .605        77
  78             .899  .888  .876   .863   .849   .834  .818  .800  .781  .762  .741  .719  .696  .672  .648  .623        78
  79             .908  .898  .886   .874   .861   .847  .831  .814  .797  .778  .757  .736  .714  .690  .666  .641        79

  80             .916  .907  .896   .885   .873   .859  .844  .828  .811  .793  .774  .753  .731  .709  .685  .660        80
  81             .924  .915  .906   .895   .884   .871  .857  .842  .826  .808  .790  .770  .749  .727  .704  .680        81
  82             .931  .923  .915   .905   .894   .882  .869  .855  .840  .823  .806  .787  .766  .745  .723  .699        82
  83             .938  .931  .923   .914   .904   .893  .881  .868  .853  .838  .821  .803  .784  .763  .741  .718        83
  84             .945  .938  .931   .922   .913   .903  .892  .880  .866  .852  .836  .819  .800  .781  .760  .738        84


                             SPECIAL PROVISION D

              MARITAL PENSIONS, JOINT PENSIONS WITH SPOUSES AND
                     SPECIAL JOINT PENSIONS WITH SPOUSES


     MARITAL PENSIONS and JOINT PENSIONS with SPOUSES shall be determined by multiplying factors calculated in accordance with the 1951 Male Group Annuity Table at 5% interest, with the following modifications:

(i) PARTICIPANT's mortality rates shall be determined by adding 41% of the rates at PARTICIPANT's ages to 59% of the rates at ages five years lower.

(ii) SPOUSE's mortality rates shall be determined by adding 59% of the rates at SPOUSE's ages to 41% of the rates at ages five years lower.

(iii) For MARITAL PENSIONS, the factors shall be calculated taking into account only one-half of the costs of the benefits to surviving SPOUSES.

(iv) When the proportions of the JOINT PENSIONS to be continued to SPOUSES exceed 50%, the factors shall be calculated in such a way that the values of such JOINT PENSIONS are equal to the values of corresponding MARITAL PENSION.

(v) When the proportions of the JOINT PENSIONS to be continued to SPOUSES are less than 50%, the factors shall be calculated taking into account only one-half of the costs to surviving SPOUSES.

(vi) Whenever a factor calculated for a MARITAL or JOINT PENSION with SPOUSE is smaller than the corresponding factor for a non- spouse JOINT PENSION, the non-spouse JOINT PENSION factor shall be substituted for the calculated factor.

      The following tables illustrate the factors to be applied for typical options which may be elected between 25% and 100%.

EXAMPLE: Assume the PARTICIPANT is age 62 and Spouse age 60. Also assume that the PARTICIPANT's BASIC PENSION is $1,000 per month.

                                                                             Spouse's Pension
Spouse's   Option           Basic           Reduced         Spouse's            In Event of
Option     Factor          Pension          Pension         Portion         Participant's Death
---------  ------          --------        --------         --------        --------------------
   25%      .976     X     $1,000.     =     $976.     X      .25      =      $244.00
   50%      .955     X     $1,000.     =     $955.     X      .50      =      $477.50
   75%      .914     X     $1,000.     =     $914.     X      .75      =      $685.50
  100%      .876     X     $1,000.     =     $876.     X     1.00      =      $876.00

     SPECIAL JOINT PENSIONS with SPOUSES shall be determined using the same actuarial assumptions described above and are illustrated in the tables following the JOINT PENSION tables.

                              SPECIAL PROVISION D

               FACTORS USED TO DETERMINE THE REDUCED ANNUAL RATE
               OF RETIREMENT ANNUITY PAYABLE TO JOINT PENSIONERS
             WHO ELECT VARIOUS OPTIONS WITH THEIR ELIGIBLE SPOUSE


                              25% OPTION ELECTION
                              -------------------

 SPOUSE'S                                                                                                       SPOUSE'S
  AGE AT                                     PENSIONER WHOSE RETIREMENT AGE IS:                                 AGE AT
PENSIONER'S                                                                                                     PENSIONER'S
RETIREMENT       55    56    57    58    59    60    61    62    63    64    65    66    67     68    69    70  RETIREMENT
-------------  ----  ----  ----  ----  ----  ----  ----  ----  ----  ----  ----  ----  ----  -----  ----  ----  -----------
     40        .969  .967  .964  .962  .959  .956  .953  .950  .946  .943  .939  .935  .930   .926  .921  .916       40
     41        .970  .968  .965  .963  .960  .957  .954  .951  .948  .944  .940  .936  .932   .927  .922  .917       41
     42        .971  .969  .966  .964  .961  .958  .955  .952  .949  .945  .941  .937  .933   .929  .924  .919       42
     43        .972  .970  .967  .965  .962  .960  .957  .953  .950  .947  .943  .939  .934   .930  .925  .920       43
     44        .973  .971  .968  .966  .963  .961  .958  .955  .951  .948  .944  .940  .936   .931  .927  .922       44

     45        .974  .972  .969  .967  .965  .962  .959  .956  .953  .949  .946  .942  .937   .933  .928  .923       45
     46        .975  .973  .970  .968  .966  .963  .960  .957  .954  .951  .947  .943  .939   .935  .930  .925       46
     47        .976  .974  .972  .969  .967  .964  .962  .959  .955  .952  .948  .945  .940   .936  .932  .927       47
     48        .977  .975  .973  .970  .968  .966  .963  .960  .957  .953  .950  .946  .942   .938  .933  .928       48
     49        .978  .976  .974  .972  .969  .967  .964  .961  .958  .955  .951  .948  .944   .939  .935  .930       49

     50        .979  .977  .975  .973  .970  .968  .965  .963  .960  .956  .953  .949  .945   .941  .937  .932       50
     51        .980  .978  .976  .974  .972  .969  .967  .964  .961  .958  .955  .951  .947   .943  .939  .934       51
     52        .980  .979  .977  .975  .973  .970  .968  .965  .962  .959  .956  .953  .949   .945  .940  .936       52
     53        .981  .980  .978  .976  .974  .972  .969  .967  .964  .961  .958  .954  .951   .947  .942  .938       53
     54        .982  .981  .979  .977  .975  .973  .971  .968  .965  .962  .959  .956  .952   .948  .944  .940       54

     55        .983  .982  .980  .978  .976  .974  .972  .969  .967  .964  .961  .958  .954   .950  .946  .942       55
     56        .984  .983  .981  .979  .977  .975  .973  .971  .968  .966  .963  .959  .956  .952.  .948  .944       56
     57        .985  .984  .982  .980  .979  .977  .975  .972  .970  .967  .964  .961  .958   .954  .950  .946       57
     58        .986  .984  .983  .981  .980  .978  .976  .974  .971  .969  .966  .963  .959   .956  .952  .948       58
     59        .987  .985  .984  .982  .981  .979  .977  .975  .973  .970  .967  .964  .961   .958  .954  .950       59

NOTE: Factors for additional age combinations are available from the Administrator.

                              SPECIAL PROVISION D

               FACTORS USED TO DETERMINE THE REDUCED ANNUAL RATE
               OF RETIREMENT ANNUITY PAYABLE TO JOINT PENSIONERS
             WHO ELECT VARIOUS OPTIONS WITH THEIR ELIGIBLE SPOUSE

                              25% OPTION ELECTION
                              -------------------
                                  (Continued)

SPOUSE'S                                                                                                        SPOUSE'S
AGE AT                                       PENSIONER WHOSE RETIREMENT AGE IS:                                  AGE AT
PENSIONER'S                                                                                                    PENSIONER'S
RETIREMENT       55    56    57    58    59    60    61    62    63    64    65    66    67    68    69    70  RETIREMENT
-------------  ----  ----  ----  ----  ----  ----  ----  ----  ----  ----  ----  ----  ----  ----  ----  ----  -----------
     60        .987  .986  .985  .984  .982  .980  .978  .976  .974  .972  .969  .966  .963  .960  .956  .952      60
     61        .988  .987  .986  .985  .983  .981  .980  .978  .976  .973  .971  .968  .965  .962  .958  .954      61
     62        .989  .988  .987  .985  .984  .983  .981  .979  .977  .975  .972  .970  .967  .964  .960  .957      62
     63        .990  .989  .988  .986  .985  .984  .982  .980  .978  .976  .974  .971  .969  .966  .962  .959      63
     64        .990  .990  .988  .987  .986  .985  .983  .981  .980  .978  .975  .973  .970  .967  .964  .961      64

     65        .991  .990  .989  .988  .987  .986  .984  .983  .981  .979  .977  .975  .972  .969  .966  .963      65
     66        .992  .991  .990  .989  .988  .987  .985  .984  .982  .980  .978  .976  .974  .971  .968  .965      66
     67        .992  .992  .991  .990  .989  .988  .986  .985  .983  .982  .980  .978  .975  .973  .970  .967      67
     68        .993  .992  .992  .991  .990  .989  .987  .986  .985  .983  .981  .979  .977  .975  .972  .969      68
     69        .994  .993  .992  .991  .990  .989  .988  .987  .986  .984  .983  .981  .979  .976  .974  .971      69

     70        .994  .993  .993  .992  .991  .990  .989  .988  .987  .985  .984  .982  .980  .978  .976  .973      70
     71        .995  .994  .993  .993  .992  .991  .990  .989  .988  .987  .985  .984  .982  .980  .978  .975      71
     72        .995  .995  .994  .993  .993  .992  .991  .990  .989  .988  .986  .985  .983  .981  .979  .977      72
     73        .995  .995  .995  .994  .993  .993  .992  .991  .990  .989  .987  .986  .985  .983  .981  .979      73
     74        .996  .995  .995  .994  .994  .993  .992  .992  .991  .990  .989  .987  .986  .984  .982  .980      74

NOTE: Factors for additional age combinations are available from the Administrator.

                              SPECIAL PROVISION D

               FACTORS USED TO DETERMINE THE REDUCED ANNUAL RATE
               OF RETIREMENT ANNUITY PAYABLE TO JOINT PENSIONERS
             WHO ELECT VARIOUS OPTIONS WITH THEIR ELIGIBLE SPOUSE

                              50% OPTION ELECTION
                              -------------------

 SPOUSE'S                                                                                                      SPOUSE'S
  AGE AT                                     PENSIONER WHOSE RETIREMENT AGE IS:                                AGE AT
PENSIONER'S                                                                                                    PENSIONER'S
RETIREMENT       55    56    57    58    59    60    61    62    63    64    65    66    67    68    69    70  RETIREMENT
-------------  ----  ----  ----  ----  ----  ----  ----  ----  ----  ----  ----  ----  ----  ----  ----  ----  -----------
     40        .942  .938  .934  .929  .924  .919  .914  .909  .903  .897  .891  .885  .878  .871  .863  .856      40
     41        .943  .939  .935  .931  .926  .921  .916  .911  .905  .899  .893  .887  .880  .873  .865  .858      41
     42        .945  .941  .937  .933  .928  .923  .918  .913  .907  .901  .895  .889  .882  .875  .868  .860      42
     43        .947  .943  .939  .934  .930  .925  .920  .915  .909  .903  .897  .891  .884  .877  .870  .862      43
     44        .948  .945  .941  .936  .932  .927  .922  .917  .911  .906  .899  .893  .886  .879  .872  .865      44

     45        .950  .946  .942  .938  .934  .929  .924  .919  .914  .908  .902  .895  .889  .882  .875  .867      45
     46        .952  .948  .944  .940  .936  .931  .926  .921  .916  .910  .904  .898  .891  .884  .877  .870      46
     47        .954  .950  .946  .942  .938  .933  .929  .923  .918  .912  .906  .900  .894  .887  .880  .872      47
     48        .955  .952  .948  .944  .940  .935  .931  .926  .920  .915  .909  .903  .896  .889  .882  .875      48
     49        .957  .954  .950  .946  .942  .938  .933  .928  .923  .917  .911  .905  .899  .892  .885  .878      49

     50        .959  .956  .952  .948  .944  .940  .935  .930  .925  .920  .914  .908  .901  .895  .888  .880      50
     51        .961  .957  .954  .950  .946  .942  .938  .933  .928  .922  .917  .911  .904  .898  .891  .883      51
     52        .962  .959  .956  .952  .948  .944  .940  .935  .930  .925  .919  .913  .907  .900  .894  .886      52
     53        .964  .961  .958  .954  .950  .946  .942  .938  .933  .927  .922  .916  .910  .903  .897  .889      53
     54        .966  .963  .960  .956  .953  .949  .945  .940  .935  .930  .925  .919  .913  .906  .900  .893      54

     55        .968  .965  .962  .958  .955  .951  .947  .942  .938  .933  .927  .922  .916  .909  .903  .896      55
     56        .969  .966  .963  .960  .957  .953  .949  .945  .940  .936  .930  .925  .919  .913  .906  .899      56
     57        .971  .968  .965  .962  .959  .955  .952  .947  .943  .938  .933  .928  .922  .916  .909  .902      57
     58        .972  .970  .967  .964  .961  .958  .954  .950  .946  .941  .936  .931  .925  .919  .913  .906      58
     59        .974  .972  .969  .966  .963  .960  .956  .952  .948  .944  .939  .934  .928  .922  .916  .909      59

NOTE: Factors for additional age combinations are available from the Administrator.

                              SPECIAL PROVISION D

               FACTORS USED TO DETERMINE THE REDUCED ANNUAL RATE
               OF RETIREMENT ANNUITY PAYABLE TO JOINT PENSIONERS
             WHO ELECT VARIOUS OPTIONS WITH THEIR ELIGIBLE SPOUSE


                              50% OPTION ELECTION
                              -------------------
                                  (Continued)

SPOUSE'S                                                                                                        SPOUSE'S
AGE AT                                       PENSIONER WHOSE RETIREMENT AGE IS:                                  AGE AT
PENSIONER'S                                                                                                    PENSIONER'S
RETIREMENT       55    56    57    58    59    60    61    62    63    64    65    66    67    68    69    70  RETIREMENT
-------------  ----  ----  ----  ----  ----  ----  ----  ----  ----  ----  ----  ----  ----  ----  ----  ----  -----------
  60           .976  .973  .971  .968  .965  .962  .959  .955  .951  .946  .942  .937  .931  .926  .919  .913           60
  61           .977  .975  .973  .970  .967  .964  .961  .957  .953  .949  .945  .940  .934  .929  .923  .916           61
  62           .979  .976  .974  .972  .969  .966  .963  .960  .956  .952  .947  .943  .938  .932  .926  .920           62
  63           .980  .978  .976  .974  .971  .968  .965  .962  .958  .955  .950  .946  .941  .936  .930  .924           63
  64           .981  .979  .977  .975  .973  .970  .967  .964  .961  .957  .953  .949  .944  .939  .933  .928           64

  65           .983  .981  .979  .977  .975  .972  .970  .967  .963  .960  .956  .952  .947  .942  .937  .931           65
  66           .984  .982  .980  .979  .976  .974  .972  .969  .966  .962  .959  .955  .950  .945  .940  .935           66
  67           .985  .984  .982  .980  .978  .976  .974  .971  .968  .965  .961  .957  .953  .949  .944  .939           67
  68           .986  .985  .983  .982  .980  .978  .975  .973  .970  .967  .964  .960  .956  .952  .947  .942           68
  69           .987  .986  .985  .983  .981  .979  .977  .975  .972  .970  .966  .963  .959  .955  .951  .946           69

  70           .988  .987  .986  .984  .983  .981  .979  .977  .974  .972  .969  .966  .962  .958  .954  .949           70
  71           .989  .988  .987  .986  .984  .983  .981  .979  .976  .974  .971  .968  .965  .961  .957  .953           71
  72           .990  .989  .988  .987  .985  .984  .982  .980  .978  .976  .973  .971  .967  .964  .960  .956           72
  73           .991  .990  .989  .988  .987  .985  .984  .982  .980  .978  .976  .973  .970  .967  .963  .959           73
  74           .992  .991  .990  .989  .988  .987  .985  .984  .982  .980  .978  .975  .972  .969  .966  .962           74

NOTE: Factors for additional age combinations are available from the Administrator.

                              SPECIAL PROVISION D

               FACTORS USED TO DETERMINE THE REDUCED ANNUAL RATE
               OF RETIREMENT ANNUITY PAYABLE TO JOINT PENSIONERS
             WHO ELECT VARIOUS OPTIONS WITH THEIR ELIGIBLE SPOUSE


                              75% OPTION ELECTION
                              -------------------

 SPOUSE'S                                                                                                      SPOUSE'S
  AGE AT                                     PENSIONER WHOSE RETIREMENT AGE IS:                                AGE AT
PENSIONER'S                                                                                                    PENSIONER'S
RETIREMENT       55    56    57    58    59    60    61    62    63    64    65    66    67    68    69    70  RETIREMENT
-------------  ----  ----  ----  ----  ----  ----  ----  ----  ----  ----  ----  ----  ----  ----  ----  ----  -----------
  40           .890  .883  .875  .868  .859  .851  .842  .833  .824  .814  .803  .793  .782  .771  .760  .748           40
  41           .893  .886  .878  .871  .863  .854  .845  .836  .827  .817  .807  .796  .785  .774  .763  .751           41
  42           .896  .889  .881  .874  .866  .857  .849  .840  .830  .820  .810  .800  .789  .778  .766  .754           42
  43           .899  .892  .885  .877  .869  .861  .852  .843  .834  .824  .814  .803  .792  .781  .770  .758           43
  44           .902  .895  .888  .880  .872  .864  .856  .847  .837  .827  .817  .807  .796  .785  .773  .762           44

  45           .905  .898  .891  .884  .876  .868  .859  .850  .841  .831  .821  .811  .800  .789  .777  .765           45
  46           .908  .901  .894  .887  .879  .871  .863  .854  .845  .835  .825  .814  .804  .792  .781  .769           46
  47           .911  .905  .898  .891  .883  .875  .867  .858  .849  .839  .829  .819  .808  .797  .785  .773           47
  48           .915  .908  .901  .894  .887  .879  .870  .862  .853  .843  .833  .823  .812  .801  .789  .778           48
  49           .918  .911  .905  .898  .890  .883  .874  .866  .857  .847  .837  .827  .816  .805  .794  .782           49

  50           .921  .915  .908  .901  .894  .886  .878  .870  .861  .851  .842  .831  .821  .810  .798  .786           50
  51           .924  .918  .912  .905  .898  .890  .882  .874  .865  .856  .846  .836  .825  .814  .803  .791           51
  52           .927  .922  .915  .909  .902  .894  .887  .878  .869  .860  .851  .840  .830  .819  .808  .796           52
  53           .931  .925  .919  .912  .906  .898  .891  .883  .874  .865  .855  .845  .835  .824  .813  .801           53
  54           .934  .928  .922  .916  .910  .902  .895  .887  .878  .869  .860  .850  .840  .829  .818  .806           54

  55           .937  .932  .926  .920  .913  .906  .899  .891  .883  .874  .865  .855  .845  .834  .823  .811           55
  56           .940  .935  .930  .924  .917  .911  .903  .896  .887  .879  .870  .860  .850  .839  .828  .817           56
  57           .943  .938  .933  .927  .921  .915  .908  .900  .892  .884  .875  .865  .855  .845  .834  .822           57
  58           .946  .942  .936  .931  .925  .919  .912  .905  .897  .888  .880  .870  .860  .850  .839  .828           58
  59           .949  .945  .940  .935  .929  .923  .916  .909  .901  .893  .885  .876  .866  .856  .845  .834           59

NOTE: Factors for additional age combinations are available from the Administrator.

                              SPECIAL PROVISION D

               FACTORS USED TO DETERMINE THE REDUCED ANNUAL RATE
               OF RETIREMENT ANNUITY PAYABLE TO JOINT PENSIONERS
             WHO ELECT VARIOUS OPTIONS WITH THEIR ELIGIBLE SPOUSE


                              75% OPTION ELECTION
                              -------------------
                                  (Continued)

SPOUSE'S                                                                                                        SPOUSE'S
AGE AT                                       PENSIONER WHOSE RETIREMENT AGE IS:                                  AGE AT
PENSIONER'S                                                                                                    PENSIONER'S
RETIREMENT       55    56    57    58    59    60    61    62    63    64    65    66    67    68    69    70  RETIREMENT
-------------  ----  ----  ----  ----  ----  ----  ----  ----  ----  ----  ----  ----  ----  ----  ----  ----  -----------
  60           .952  .948  .943  .938  .933  .927  .920  .914  .906  .898  .890  .881  .871  .861  .851  .840           60
  61           .955  .951  .946  .942  .936  .931  .925  .918  .911  .903  .895  .886  .877  .867  .857  .846           61
  62           .958  .954  .950  .945  .940  .935  .929  .922  .915  .908  .900  .892  .883  .873  .863  .852           62
  63           .961  .957  .953  .948  .944  .939  .933  .927  .920  .913  .905  .897  .888  .879  .869  .858           63
  64           .963  .960  .956  .952  .947  .942  .937  .931  .925  .918  .910  .902  .894  .885  .875  .865           64

  65           .966  .962  .959  .955  .951  .946  .941  .935  .929  .923  .916  .908  .900  .891  .881  .871           65
  66           .968  .965  .962  .958  .954  .950  .945  .939  .934  .927  .921  .913  .905  .897  .887  .878           66
  67           .971  .968  .964  .961  .957  .953  .948  .943  .938  .932  .925  .918  .911  .902  .894  .884           67
  68           .973  .970  .967  .964  .960  .956  .952  .947  .942  .936  .930  .924  .916  .908  .900  .891           68
  69           .975  .972  .970  .967  .963  .960  .956  .951  .946  .941  .935  .929  .922  .914  .906  .897           69

  70           .977  .975  .972  .969  .966  .963  .959  .955  .950  .945  .940  .933  .927  .920  .912  .903           70
  71           .979  .977  .974  .972  .969  .966  .962  .958  .954  .949  .944  .938  .932  .925  .918  .910           71
  72           .981  .979  .976  .974  .971  .968  .965  .962  .958  .953  .948  .943  .937  .930  .923  .916           72
  73           .982  .980  .978  .976  .974  .971  .968  .965  .961  .957  .952  .947  .942  .936  .929  .922           73
  74           .984  .982  .980  .978  .976  .974  .971  .968  .964  .960  .956  .951  .946  .940  .934  .927           74

NOTE: Factors for additional age combinations are available from the Administrator.

                              SPECIAL PROVISION D

               FACTORS USED TO DETERMINE THE REDUCED ANNUAL RATE
               OF RETIREMENT ANNUITY PAYABLE TO JOINT PENSIONERS
             WHO ELECT VARIOUS OPTIONS WITH THEIR ELIGIBLE SPOUSE


                             100% OPTION ELECTION
                             --------------------

 SPOUSE'S                                                                                                      SPOUSE'S
  AGE AT                                     PENSIONER WHOSE RETIREMENT AGE IS:                                AGE AT
PENSIONER'S                                                                                                    PENSIONER'S
RETIREMENT      55    56    57    58    59    60    61    62    63    64    65    66    67    68    69    70   RETIREMENT
-------------  ----  ----  ----  ----  ----  ----  ----  ----  ----  ----  ----  ----  ----  ----  ----  ----  -----------
  40           .844  .834  .824  .814  .803  .792  .781  .769  .757  .744  .732  .719  .705  .692  .678  .664           40
  41           .847  .838  .828  .818  .807  .796  .785  .773  .761  .748  .736  .723  .709  .696  .682  .668           41
  42           .851  .842  .832  .822  .811  .800  .789  .777  .765  .753  .740  .727  .713  .700  .686  .672           42
  43           .855  .846  .836  .826  .816  .805  .793  .782  .770  .757  .744  .731  .718  .704  .690  .676           43
  44           .860  .850  .841  .831  .820  .809  .798  .786  .774  .762  .749  .736  .722  .709  .695  .680           44

  45           .864  .855  .845  .835  .825  .814  .803  .791  .779  .766  .754  .740  .727  .713  .699  .685           45
  46           .868  .859  .850  .840  .829  .819  .807  .796  .784  .771  .759  .745  .732  .718  .704  .690           46
  47           .873  .864  .854  .844  .834  .824  .812  .801  .789  .776  .764  .750  .737  .723  .709  .695           47
  48           .877  .868  .859  .849  .839  .829  .817  .806  .794  .782  .769  .756  .742  .728  .714  .700           48
  49           .881  .873  .864  .854  .844  .834  .823  .811  .799  .787  .774  .761  .748  .734  .719  .705           49

  50           .886  .877  .868  .859  .849  .839  .828  .817  .805  .793  .780  .767  .753  .739  .725  .711           50
  51           .890  .882  .873  .864  .854  .844  .833  .822  .810  .798  .786  .772  .759  .745  .731  .716           51
  52           .895  .887  .878  .869  .860  .850  .839  .828  .816  .804  .791  .778  .765  .751  .737  .722           52
  53           .899  .892  .883  .874  .865  .855  .845  .834  .822  .810  .797  .784  .771  .757  .743  .728           53
  54           .904  .896  .888  .879  .870  .860  .850  .839  .828  .816  .804  .791  .777  .763  .749  .735           54

  55           .908  .901  .893  .884  .876  .866  .856  .845  .834  .822  .810  .797  .784  .770  .756  .741           55
  56           .913  .906  .898  .890  .881  .872  .862  .851  .840  .829  .816  .804  .791  .777  .763  .748           56
  57           .917  .910  .903  .895  .886  .877  .868  .857  .846  .835  .823  .810  .797  .784  .770  .755           57
  58           .922  .915  .908  .900  .892  .883  .873  .863  .853  .842  .830  .817  .804  .791  .777  .762           58
  59           .926  .919  .912  .905  .897  .888  .879  .870  .859  .848  .837  .824  .811  .798  .784  .770           59

NOTE: Factors for additional age combinations are available from the
      Administrator.
                                     -41-

                              SPECIAL PROVISION D

               FACTORS USED TO DETERMINE THE REDUCED ANNUAL RATE
               OF RETIREMENT ANNUITY PAYABLE TO JOINT PENSIONERS
             WHO ELECT VARIOUS OPTIONS WITH THEIR ELIGIBLE SPOUSE


                             100% OPTION ELECTION
                             --------------------
                                  (Continued)

SPOUSE'S                                                                                                        SPOUSE'S
AGE AT                                       PENSIONER WHOSE RETIREMENT AGE IS:                                  AGE AT
PENSIONER'S                                                                                                    PENSIONER'S
RETIREMENT      55    56    57    58    59    60    61    62    63    64    65    66    67    68    69    70   RETIREMENT
-------------  ----  ----  ----  ----  ----  ----  ----  ----  ----  ----  ----  ----  ----  ----  ----  ----  -----------
  60           .930  .924  .917  .910  .902  .894  .885  .876  .866  .855  .843  .831  .819  .805  .792  .777           60
  61           .934  .928  .922  .915  .908  .900  .891  .882  .872  .861  .850  .839  .826  .813  .799  .785           61
  62           .938  .933  .926  .920  .913  .905  .897  .888  .878  .868  .857  .846  .834  .821  .807  .793           62
  63           .942  .937  .931  .925  .918  .911  .903  .894  .885  .875  .864  .853  .841  .829  .815  .802           63
  64           .946  .941  .935  .929  .923  .916  .908  .900  .891  .882  .871  .860  .849  .837  .824  .810           64

  65           .950  .945  .940  .934  .928  .921  .914  .906  .897  .888  .878  .868  .857  .845  .832  .819           65
  66           .953  .949  .944  .938  .933  .926  .919  .912  .904  .895  .885  .875  .864  .853  .840  .827           66
  67           .957  .952  .948  .943  .937  .931  .925  .918  .910  .901  .892  .882  .872  .860  .848  .836           67
  68           .960  .956  .951  .947  .942  .936  .930  .923  .916  .908  .899  .890  .879  .868  .857  .844           68
  69           .963  .959  .955  .951  .946  .941  .935  .928  .921  .914  .906  .897  .887  .876  .865  .853           69

  70           .966  .962  .959  .955  .950  .945  .940  .934  .927  .920  .912  .903  .894  .884  .873  .862           70
  71           .969  .965  .962  .958  .954  .949  .944  .939  .932  .926  .918  .910  .901  .892  .881  .870           71
  72           .971  .968  .965  .962  .958  .953  .949  .943  .938  .931  .924  .917  .908  .899  .889  .879           72
  73           .974  .971  .968  .965  .961  .957  .953  .948  .943  .937  .930  .923  .915  .906  .897  .887           73
  74           .976  .974  .971  .968  .965  .961  .957  .952  .947  .952  .936  .929  .921  .913  .904  .895           74

NOTE: Factors for additional age combinations are available from the Administrator.

                              SPECIAL PROVISION D

                          SPECIAL JOINT PENSION WITH SPOUSE
               FACTORS USED TO DETERMINE THE REDUCED ANNUAL RATE
               OF RETIREMENT ANNUITY PAYABLE TO JOINT PENSIONERS
         WHO ELECT THE SPECIAL JOINT PENSION OPTION WITH THEIR SPOUSE


                              50% OPTION ELECTION
                              -------------------

 SPOUSE'S                                                                                                      SPOUSE'S
  AGE AT                                     PENSIONER WHOSE RETIREMENT AGE IS:                                AGE AT
PENSIONER'S                                                                                                    PENSIONER'S
RETIREMENT      40    41    42    43    44    45    46    47    48    49    50    51    52    53    54    55   RETIREMENT
-------------  ----  ----  ----  ----  ----  ----  ----  ----  ----  ----  ----  ----  ----  ----  ----  ----  -----------
  20           .966  .964  .961  .959  .956  .953  .950  .947  .944  .940  .937  .933  .929  .926  .921  .917           20
  21           .967  .964  .962  .959  .957  .954  .951  .948  .945  .941  .938  .934  .930  .926  .922  .918           21
  22           .967  .965  .963  .960  .957  .955  .952  .949  .945  .942  .938  .935  .931  .927  .923  .919           22
  23           .968  .966  .963  .961  .958  .955  .952  .949  .946  .943  .939  .936  .932  .928  .924  .920           23
  24           .969  .966  .964  .961  .959  .956  .953  .950  .947  .944  .940  .937  .933  .929  .925  .921           24

  25           .969  .967  .965  .962  .960  .957  .954  .951  .948  .944  .941  .937  .934  .930  .926  .921           25
  26           .970  .968  .965  .963  .960  .958  .955  .952  .949  .945  .942  .938  .935  .931  .927  .922           26
  27           .971  .969  .966  .964  .961  .959  .956  .953  .950  .946  .943  .939  .936  .932  .928  .923           27
  28           .971  .969  .967  .965  .962  .959  .957  .954  .950  .947  .944  .940  .936  .933  .929  .924           28
  29           .972  .970  .968  .965  .963  .960  .957  .954  .951  .948  .945  .941  .937  .934  .930  .925           29

  30           .973  .971  .969  .966  .964  .961  .958  .955  .952  .949  .946  .942  .939  .935  .931  .927           30
  31           .974  .972  .969  .967  .965  .962  .959  .956  .953  .950  .947  .943  .940  .936  .932  .928           31
  32           .974  .972  .970  .968  .965  .963  .960  .957  .954  .951  .948  .944  .941  .937  .933  .929           32
  33           .975  .973  .971  .969  .966  .964  .961  .958  .955  .952  .949  .945  .942  .938  .934  .930           33
  34           .976  .974  .972  .970  .967  .965  .962  .959  .956  .953  .950  .947  .943  .939  .935  .931           34

  35           .977  .975  .973  .970  .968  .966  .963  .960  .957  .954  .951  .948  .944  .940  .937  .933           35
  36           .977  .975  .973  .971  .969  .967  .964  .961  .958  .955  .952  .949  .945  .942  .938  .934           36
  37           .978  .976  .974  .972  .970  .968  .965  .962  .960  .957  .953  .950  .947  .943  .939  .935           37
  38           .979  .977  .975  .973  .971  .969  .966  .963  .961  .958  .955  .951  .948  .944  .940  .937           38
  39           .980  .978  .976  .974  .972  .970  .967  .964  .962  .959  .956  .952  .949  .946  .942  .938           39

NOTE: Factors for additional age combinations are available from the Administrator.

                              SPECIAL PROVISION D

                      SPECIAL JOINT PENSION WITH SPOUSE
               FACTORS USED TO DETERMINE THE REDUCED ANNUAL RATE
               OF RETIREMENT ANNUITY PAYABLE TO JOINT PENSIONERS
         WHO ELECT THE SPECIAL JOINT PENSION OPTION WITH THEIR SPOUSE


                              50% OPTION ELECTION
                              -------------------
                                  (continued)

SPOUSE'S                                                                                                        SPOUSE'S
AGE AT                                       PENSIONER WHOSE RETIREMENT AGE IS:                                  AGE AT
PENSIONER'S                                                                                                    PENSIONER'S
RETIREMENT      40    41    42    43    44    45    46    47    48    49    50    51    52    53    54    55   RETIREMENT
-------------  ----  ----  ----  ----  ----  ----  ----  ----  ----  ----  ----  ----  ----  ----  ----  ----  -----------
  40           .980  .979  .977  .975  .973  .970  .968  .966  .963  .960  .957  .954  .950  .947  .943  .939           40
  41           .981  .979  .978  .976  .974  .971  .969  .967  .964  .961  .958  .955  .952  .948  .945  .941           41
  42           .982  .980  .978  .977  .975  .972  .970  .968  .965  .962  .959  .956  .953  .950  .946  .942           42
  43           .983  .981  .979  .977  .975  .973  .971  .969  .966  .963  .961  .958  .954  .951  .947  .944           43
  44           .983  .982  .980  .978  .976  .974  .972  .970  .967  .965  .962  .959  .956  .952  .949  .945           44

  45           .984  .982  .981  .979  .977  .975  .973  .971  .968  .966  .963  .960  .957  .954  .950  .947           45
  46           .985  .983  .982  .980  .978  .976  .974  .972  .969  .967  .964  .961  .958  .955  .952  .948           46
  47           .985  .984  .982  .981  .979  .977  .975  .973  .971  .968  .965  .963  .960  .957  .953  .950           47
  48           .986  .984  .983  .981  .980  .978  .976  .974  .972  .969  .967  .964  .961  .958  .955  .951           48
  49           .986  .985  .984  .982  .981  .979  .977  .975  .973  .970  .968  .965  .962  .959  .956  .953           49

  50           .987  .986  .984  .983  .981  .980  .978  .976  .974  .971  .969  .966  .964  .961  .958  .954           50
  51           .988  .986  .985  .984  .982  .981  .979  .977  .975  .973  .970  .968  .965  .962  .959  .956           51
  52           .988  .987  .986  .984  .983  .981  .980  .978  .976  .974  .971  .969  .966  .963  .961  .957           52
  53           .989  .988  .986  .985  .984  .982  .980  .979  .977  .975  .972  .970  .968  .965  .962  .959           53
  54           .989  .988  .987  .986  .984  .983  .981  .980  .978  .976  .974  .971  .969  .966  .963  .960           54

  55           .990  .989  .988  .986  .985  .984  .982  .980  .979  .977  .975  .972  .970  .968  .965  .962           55
  56           .990  .989  .988  .987  .986  .984  .983  .981  .980  .978  .976  .974  .971  .969  .966  .963           56
  57           .991  .990  .989  .988  .987  .985  .984  .982  .981  .979  .977  .975  .973  .970  .968  .965           57
  58           .991  .990  .989  .988  .987  .986  .985  .983  .981  .980  .978  .976  .974  .971  .969  .966           58
  59           .992  .991  .990  .989  .988  .987  .985  .984  .982  .981  .979  .977  .975  .973  .970  .968           59

NOTE: Factors for additional age combinations are available from the Administrator.

                              SPECIAL PROVISION D

                       SPECIAL JOINT PENSION WITH SPOUSE
               FACTORS USED TO DETERMINE THE REDUCED ANNUAL RATE
               OF RETIREMENT ANNUITY PAYABLE TO JOINT PENSIONERS
         WHO ELECT THE SPECIAL JOINT PENSION OPTION WITH THEIR SPOUSE


                              50% OPTION ELECTION
                              -------------------
                                  (continued)

SPOUSE'S                                                                                                        SPOUSE'S
AGE AT                                       PENSIONER WHOSE RETIREMENT AGE IS:                                  AGE AT
PENSIONER'S                                                                                                    PENSIONER'S
RETIREMENT      40    41    42    43    44    45    46    47    48    49    50    51    52    53    54    55   RETIREMENT
-------------  ----  ----  ----  ----  ----  ----  ----  ----  ----  ----  ----  ----  ----  ----  ----  ----  -----------
  60           .992  .991  .990  .989  .988  .987  .986  .985  .983  .981  .980  .978  .976  .974  .972  .969           60
  61           .993  .992  .991  .990  .989  .988  .987  .985  .984  .982  .981  .979  .977  .975  .973  .971           61
  62           .993  .992  .991  .991  .990  .988  .987  .986  .985  .983  .982  .980  .978  .976  .974  .972           62
  63           .993  .993  .992  .991  .990  .989  .988  .987  .985  .984  .983  .981  .979  .977  .975  .973           63
  64           .994  .993  .992  .991  .991  .990  .989  .987  .986  .985  .983  .982  .980  .978  .976  .974           64

  65           .994  .993  .993  .992  .991  .990  .989  .988  .987  .986  .984  .983  .981  .979  .978  .976           65
  66           .994  .994  .993  .992  .992  .991  .990  .989  .988  .986  .985  .984  .982  .980  .979  .977           66
  67           .995  .994  .994  .993  .992  .991  .990  .989  .988  .987  .986  .984  .983  .981  .980  .978           67
  68           .995  .994  .994  .993  .993  .992  .991  .990  .989  .988  .987  .985  .984  .982  .981  .979           68
  69           .995  .995  .994  .994  .993  .992  .991  .990  .989  .988  .987  .986  .985  .983  .982  .980           69

  70           .996  .995  .995  .994  .993  .993  .992  .991  .990  .989  .988  .987  .986  .984  .983  .981           70
  71           .996  .995  .995  .994  .994  .993  .992  .991  .991  .990  .989  .987  .986  .985  .984  .982           71
  72           .996  .996  .995  .995  .994  .993  .993  .992  .991  .990  .989  .988  .987  .986  .985  .983           72
  73           .996  .996  .996  .995  .994  .994  .993  .992  .992  .991  .990  .989  .988  .987  .985  .984           73
  74           .997  .996  .996  .995  .995  .994  .994  .993  .992  .991  .990  .989  .988  .987  .986  .985           74

  75           .997  .996  .996  .996  .995  .995  .994  .993  .993  .992  .991  .990  .989  .988  .987  .986           75
  76           .997  .997  .996  .996  .995  .995  .994  .994  .993  .992  .992  .991  .990  .989  .988  .987           76
  77           .997  .997  .997  .996  .996  .995  .995  .994  .993  .993  .992  .991  .990  .989  .988  .987           77
  78           .997  .997  .997  .996  .996  .996  .995  .994  .994  .993  .992  .992  .991  .990  .989  .988           78
  79           .998  .997  .997  .997  .996  .996  .995  .995  .994  .994  .993  .992  .991  .991  .990  .989           79

NOTE: Factors for additional age combinations are available from the Administrator.

                              SPECIAL PROVISION D

                       SPECIAL JOINT PENSION WITH SPOUSE
               FACTORS USED TO DETERMINE THE REDUCED ANNUAL RATE
               OF RETIREMENT ANNUITY PAYABLE TO JOINT PENSIONERS
         WHO ELECT THE SPECIAL JOINT PENSION OPTION WITH THEIR SPOUSE

                              50% OPTION ELECTION
                              -------------------
                                  (continued)

SPOUSE'S                                                                                                        SPOUSE'S
AGE AT                                       PENSIONER WHOSE RETIREMENT AGE IS:                                  AGE AT
PENSIONER'S                                                                                                    PENSIONER'S
RETIREMENT      40    41    42    43    44    45    46    47    48    49    50    51    52    53    54    55   RETIREMENT
-------------  ----  ----  ----  ----  ----  ----  ----  ----  ----  ----  ----  ----  ----  ----  ----  ----  -----------
  80           .998  .997  .997  .997  .997  .996  .996  .995  .995  .994  .993  .993  .992  .991  .990  .990           80
  81           .998  .998  .997  .997  .997  .996  .996  .995  .995  .994  .994  .993  .993  .992  .991  .990           81
  82           .998  .998  .998  .997  .997  .997  .996  .996  .995  .995  .994  .994  .993  .992  .992  .991           82
  83           .998  .998  .998  .997  .997  .997  .996  .996  .996  .995  .995  .994  .993  .993  .992  .991           83
  84           .998  .998  .998  .998  .997  .997  .997  .996  .996  .995  .995  .994  .994  .993  .993  .992           84

  85           .998  .998  .998  .998  .998  .997  .997  .997  .996  .996  .995  .995  .994  .994  .993  .992           85
  86           .999  .998  .998  .998  .998  .997  .997  .997  .996  .996  .996  .995  .995  .994  .994  .993           86
  87           .999  .998  .998  .998  .998  .998  .997  .997  .997  .996  .996  .995  .995  .995  .994  .993           87
  88           .999  .999  .998  .998  .998  .998  .998  .997  .997  .997  .996  .996  .995  .995  .994  .994           88
  89           .999  .999  .999  .998  .998  .998  .998  .997  .997  .997  .996  .996  .996  .995  .995  .994           89

NOTE: Factors for additional age combinations are available from the Administrator.

                              SPECIAL PROVISION D

                       SPECIAL JOINT PENSION WITH SPOUSE
               FACTORS USED TO DETERMINE THE REDUCED ANNUAL RATE
               OF RETIREMENT ANNUITY PAYABLE TO JOINT PENSIONERS
         WHO ELECT THE SPECIAL JOINT PENSION OPTION WITH THEIR SPOUSE

                              50% OPTION ELECTION
                              -------------------

 SPOUSE'S                                                                                                      SPOUSE'S
  AGE AT                                     PENSIONER WHOSE RETIREMENT AGE IS:                                AGE AT
PENSIONER'S                                                                                                    PENSIONER'S
RETIREMENT      55    56    57    58    59    60    61    62    63    64    65    66    67    68    69    70   RETIREMENT
-------------  ----  ----  ----  ----  ----  ----  ----  ----  ----  ----  ----  ----  ----  ----  ----  ----  -----------
  20           .917  .913  .908  .903  .898  .893  .888  .882  .876  .870  .864  .857  .850  .843  .836  .828           20
  21           .918  .913  .909  .904  .899  .894  .888  .883  .877  .871  .865  .858  .851  .844  .837  .829           21
  22           .919  .914  .910  .905  .900  .895  .889  .884  .878  .872  .865  .859  .852  .845  .838  .830           22
  23           .920  .915  .911  .906  .901  .896  .890  .885  .879  .873  .866  .860  .853  .846  .838  .831           23
  24           .921  .916  .912  .907  .902  .897  .891  .886  .880  .874  .867  .861  .854  .847  .839  .832           24

  25           .921  .917  .912  .908  .903  .898  .892  .887  .881  .875  .868  .862  .855  .848  .840  .833           25
  26           .922  .918  .913  .909  .904  .899  .893  .888  .882  .876  .869  .863  .856  .849  .841  .834           26
  27           .923  .919  .914  .910  .905  .900  .894  .889  .883  .877  .870  .864  .857  .850  .842  .835           27
  28           .924  .920  .916  .911  .906  .901  .895  .890  .884  .878  .871  .865  .858  .851  .844  .836           28
  29           .925  .921  .917  .912  .907  .902  .896  .891  .885  .879  .873  .866  .859  .852  .845  .837           29

  30           .927  .922  .918  .913  .908  .903  .898  .892  .886  .880  .874  .867  .860  .853  .846  .838           30
  31           .928  .923  .919  .914  .909  .904  .899  .893  .887  .881  .875  .868  .862  .855  .847  .840           31
  32           .929  .925  .920  .915  .911  .905  .900  .895  .889  .883  .876  .870  .863  .856  .849  .841           32
  33           .930  .926  .921  .917  .912  .907  .901  .896  .890  .884  .878  .871  .864  .857  .850  .842           33
  34           .931  .927  .923  .918  .913  .908  .903  .897  .891  .885  .879  .873  .866  .859  .851  .844           34

  35           .933  .928  .924  .919  .915  .909  .904  .899  .893  .887  .881  .874  .867  .860  .853  .845           35
  36           .934  .930  .925  .921  .916  .911  .906  .900  .894  .888  .882  .876  .869  .862  .854  .847           36
  37           .935  .931  .927  .922  .917  .912  .907  .902  .896  .890  .884  .877  .870  .863  .856  .849           37
  38           .937  .932  .928  .924  .919  .914  .909  .903  .897  .892  .885  .879  .872  .865  .858  .850           38
  39           .938  .934  .930  .925  .920  .915  .910  .905  .899  .893  .887  .880  .874  .867  .859  .852           39

NOTE: Factors for additional age combinations are available from the Administrator.

                              SPECIAL PROVISION D

                       SPECIAL JOINT PENSION WITH SPOUSE
               FACTORS USED TO DETERMINE THE REDUCED ANNUAL RATE
               OF RETIREMENT ANNUITY PAYABLE TO JOINT PENSIONERS
         WHO ELECT THE SPECIAL JOINT PENSION OPTION WITH THEIR SPOUSE

                              50% OPTION ELECTION
                              -------------------
                                  (continued)

SPOUSE'S                                                                                                        SPOUSE'S
AGE AT                                       PENSIONER WHOSE RETIREMENT AGE IS:                                  AGE AT
PENSIONER'S                                                                                                    PENSIONER'S
RETIREMENT      55    56    57    58    59    60    61    62    63    64    65    66    67    68    69    70   RETIREMENT
-------------  ----  ----  ----  ----  ----  ----  ----  ----  ----  ----  ----  ----  ----  ----  ----  ----  -----------
  40           .939  .935  .931  .927  .922  .917  .912  .906  .901  .895  .889  .882  .875  .868  .861  .854           40
  41           .941  .937  .933  .928  .924  .919  .914  .908  .903  .897  .890  .884  .877  .870  .863  .856           41
  42           .942  .938  .934  .930  .925  .920  .915  .910  .904  .898  .892  .886  .879  .872  .865  .858           42
  43           .944  .940  .936  .931  .927  .922  .917  .912  .906  .900  .894  .888  .881  .874  .867  .860           43
  44           .945  .941  .937  .933  .929  .924  .919  .914  .908  .902  .896  .890  .883  .876  .869  .862           44

  45           .947  .943  .939  .935  .930  .926  .921  .915  .910  .904  .898  .892  .885  .878  .871  .864           45
  46           .948  .944  .941  .936  .932  .927  .922  .917  .912  .906  .900  .894  .887  .880  .873  .866           46
  47           .950  .946  .942  .938  .934  .929  .924  .919  .914  .908  .902  .896  .889  .883  .876  .868           47
  48           .951  .948  .944  .940  .936  .931  .926  .921  .916  .910  .904  .898  .892  .885  .878  .871           48
  49           .953  .949  .946  .942  .937  .933  .928  .923  .918  .912  .907  .900  .894  .887  .880  .873           49

  50           .954  .951  .947  .943  .939  .935  .930  .925  .920  .915  .909  .903  .896  .890  .883  .875           50
  51           .956  .953  .949  .945  .941  .937  .932  .927  .922  .917  .911  .905  .899  .892  .885  .878           51
  52           .957  .954  .951  .947  .943  .939  .934  .929  .924  .919  .913  .907  .901  .895  .888  .880           52
  53           .959  .956  .952  .949  .945  .941  .936  .932  .927  .921  .916  .910  .904  .897  .890  .883           53
  54           .960  .957  .954  .950  .947  .943  .938  .934  .929  .924  .918  .912  .906  .900  .893  .886           54

  55           .962  .959  .956  .952  .948  .945  .940  .936  .931  .926  .920  .915  .909  .902  .896  .889           55
  56           .963  .960  .957  .954  .950  .946  .942  .938  .933  .928  .923  .917  .911  .905  .898  .891           56
  57           .965  .962  .959  .956  .952  .948  .944  .940  .935  .931  .925  .920  .914  .908  .901  .894           57
  58           .966  .964  .961  .957  .954  .950  .946  .942  .938  .933  .928  .922  .917  .910  .904  .897           58
  59           .968  .965  .962  .959  .956  .952  .948  .944  .940  .935  .930  .925  .919  .913  .907  .900           59

NOTE: Factors for additional age combinations are available from the Administrator.

                              SPECIAL PROVISION D

                       SPECIAL JOINT PENSION WITH SPOUSE
               FACTORS USED TO DETERMINE THE REDUCED ANNUAL RATE
               OF RETIREMENT ANNUITY PAYABLE TO JOINT PENSIONERS
         WHO ELECT THE SPECIAL JOINT PENSION OPTION WITH THEIR SPOUSE


                              50% OPTION ELECTION
                              -------------------
                                  (continued)

SPOUSE'S                                                                                                        SPOUSE'S
AGE AT                                       PENSIONER WHOSE RETIREMENT AGE IS:                                  AGE AT
PENSIONER'S                                                                                                    PENSIONER'S
RETIREMENT      55    56    57    58    59    60    61    62    63    64    65    66    67    68    69    70   RETIREMENT
-------------  ----  ----  ----  ----  ----  ----  ----  ----  ----  ----  ----  ----  ----  ----  ----  ----  -----------
  60           .969  .967  .964  .961  .958  .954  .950  .946  .942  .938  .933  .927  .922  .916  .910  .903           60
  61           .971  .968  .965  .962  .959  .956  .952  .949  .944  .940  .935  .930  .925  .919  .913  .906           61
  62           .972  .969  .967  .964  .961  .958  .954  .951  .947  .942  .938  .933  .927  .922  .916  .909           62
  63           .973  .971  .968  .966  .963  .960  .956  .953  .949  .945  .940  .935  .930  .924  .919  .912           63
  64           .974  .972  .970  .967  .965  .962  .958  .955  .951  .947  .942  .938  .933  .927  .922  .916           64

  65           .976  .974  .971  .969  .966  .963  .960  .957  .953  .949  .945  .940  .935  .930  .925  .919           65
  66           .977  .975  .973  .970  .968  .965  .962  .959  .955  .951  .947  .943  .938  .933  .928  .922           66
  67           .978  .976  .974  .972  .969  .967  .964  .961  .957  .954  .950  .945  .941  .936  .930  .925           67
  68           .979  .977  .975  .973  .971  .968  .966  .963  .959  .956  .952  .948  .943  .939  .933  .928           68
  69           .980  .978  .977  .975  .972  .970  .967  .964  .961  .958  .954  .950  .946  .941  .936  .931           69

  70           .981  .980  .978  .976  .974  .971  .969  .966  .963  .960  .956  .953  .948  .944  .939  .934           70
  71           .982  .981  .979  .977  .975  .973  .971  .968  .965  .962  .959  .955  .951  .947  .942  .937           71
  72           .983  .982  .980  .978  .976  .974  .972  .970  .967  .964  .961  .957  .953  .949  .945  .940           72
  73           .984  .983  .981  .979  .978  .976  .974  .971  .969  .966  .963  .959  .956  .952  .947  .943           73
  74           .985  .984  .982  .981  .979  .977  .975  .973  .970  .968  .965  .961  .958  .954  .950  .946           74

  75           .986  .985  .983  .982  .980  .978  .976  .974  .972  .969  .967  .963  .960  .956  .953  .948           75
  76           .987  .985  .984  .983  .981  .980  .978  .976  .973  .971  .968  .965  .962  .959  .955  .951           76
  77           .987  .986  .985  .984  .982  .981  .979  .977  .975  .973  .970  .967  .964  .961  .957  .954           77
  78           .988  .987  .986  .985  .983  .982  .980  .978  .976  .974  .972  .969  .966  .963  .960  .956           78
  79           .989  .988  .987  .986  .984  .983  .981  .980  .978  .976  .974  .971  .968  .965  .962  .959           79

NOTE: Factors for additional age combinations are available from the Administrator.

                              SPECIAL PROVISION D

                       SPECIAL JOINT PENSION WITH SPOUSE
               FACTORS USED TO DETERMINE THE REDUCED ANNUAL RATE
               OF RETIREMENT ANNUITY PAYABLE TO JOINT PENSIONERS
         WHO ELECT THE SPECIAL JOINT PENSION OPTION WITH THEIR SPOUSE


                              50% OPTION ELECTION
                              -------------------
                                  (continued)

SPOUSE'S                                                                                                        SPOUSE'S
AGE AT                                       PENSIONER WHOSE RETIREMENT AGE IS:                                  AGE AT
PENSIONER'S                                                                                                    PENSIONER'S
RETIREMENT      55    56    57    58    59    60    61    62    63    64    65    66    67    68    69    70   RETIREMENT
-------------  ----  ----  ----  ----  ----  ----  ----  ----  ----  ----  ----  ----  ----  ----  ----  ----  -----------
  80           .990  .989  .988  .986  .985  .984  .983  .981  .979  .977  .975  .973  .970  .967  .964  .961           80
  81           .990  .989  .988  .987  .986  .985  .984  .982  .980  .979  .977  .974  .972  .969  .966  .963           81
  82           .991  .990  .989  .988  .987  .986  .985  .983  .982  .980  .978  .976  .974  .971  .968  .965           82
  83           .991  .991  .990  .989  .988  .987  .986  .984  .983  .981  .979  .978  .975  .973  .970  .968           83
  84           .992  .991  .990  .990  .989  .988  .987  .985  .984  .982  .981  .979  .977  .975  .972  .970           84

  85           .992  .992  .991  .990  .989  .988  .987  .986  .985  .984  .982  .980  .978  .976  .974  .972           85
  86           .993  .992  .992  .991  .990  .989  .988  .987  .986  .985  .983  .982  .980  .978  .976  .973           86
  87           .993  .993  .992  .992  .991  .990  .989  .988  .987  .986  .984  .983  .981  .979  .977  .975           87
  88           .994  .993  .993  .992  .991  .991  .990  .989  .988  .987  .985  .984  .983  .981  .979  .977           88
  89           .994  .994  .993  .993  .992  .991  .991  .990  .989  .988  .987  .985  .984  .982  .980  .978           89

NOTE: Factors for additional age combinations are available from the Administrator.

                              SPECIAL PROVISION D

                          SPECIAL JOINT PENSION WITH SPOUSE
               FACTORS USED TO DETERMINE THE REDUCED ANNUAL RATE
               OF RETIREMENT ANNUITY PAYABLE TO JOINT PENSIONERS
         WHO ELECT THE SPECIAL JOINT PENSION OPTION WITH THEIR SPOUSE


                             100% OPTION ELECTION
                             --------------------

 SPOUSE'S                                                                                                      SPOUSE'S
  AGE AT                                     PENSIONER WHOSE RETIREMENT AGE IS:                                AGE AT
PENSIONER'S                                                                                                    PENSIONER'S
RETIREMENT      40    41    42    43    44    45    46    47    48    49    50    51    52    53    54    55   RETIREMENT
-------------  ----  ----  ----  ----  ----  ----  ----  ----  ----  ----  ----  ----  ----  ----  ----  ----  -----------
  20           .904  .898  .892  .885  .879  .872  .864  .856  .849  .840  .832  .823  .815  .805  .796  .787           20
  21           .906  .900  .894  .887  .880  .873  .866  .858  .850  .842  .834  .825  .816  .807  .798  .788           21
  22           .908  .902  .896  .889  .882  .875  .868  .860  .852  .844  .836  .827  .818  .809  .800  .790           22
  23           .909  .904  .897  .891  .884  .877  .870  .862  .854  .846  .838  .829  .820  .811  .802  .792           23
  24           .911  .905  .899  .893  .886  .879  .872  .864  .856  .848  .840  .831  .822  .813  .804  .794           24

  25           .913  .907  .901  .895  .888  .881  .874  .866  .858  .850  .842  .833  .824  .815  .806  .796           25
  26           .915  .909  .903  .897  .890  .883  .876  .868  .860  .852  .844  .835  .826  .817  .808  .798           26
  27           .917  .911  .905  .899  .892  .885  .878  .870  .862  .854  .846  .837  .829  .820  .810  .801           27
  28           .919  .913  .907  .901  .894  .887  .880  .872  .865  .857  .848  .840  .831  .822  .813  .803           28
  29           .921  .915  .909  .903  .896  .889  .882  .875  .867  .859  .851  .842  .833  .824  .815  .805           29

  30           .923  .917  .911  .905  .899  .892  .885  .877  .869  .861  .853  .845  .836  .827  .817  .808           30
  31           .925  .919  .913  .907  .901  .894  .887  .880  .872  .864  .856  .847  .838  .829  .820  .811           31
  32           .927  .921  .916  .909  .903  .896  .889  .882  .874  .866  .858  .850  .841  .832  .823  .813           32
  33           .929  .923  .918  .912  .905  .899  .892  .884  .877  .869  .861  .852  .844  .835  .825  .816           33
  34           .931  .926  .920  .914  .908  .901  .894  .887  .879  .872  .864  .855  .846  .838  .828  .819           34

  35           .933  .928  .922  .916  .910  .904  .897  .890  .882  .874  .866  .858  .849  .840  .831  .822           35
  36           .935  .930  .924  .919  .913  .906  .899  .892  .885  .877  .869  .861  .852  .843  .834  .825           36
  37           .937  .932  .927  .921  .915  .909  .902  .895  .888  .880  .872  .864  .855  .846  .837  .828           37
  38           .939  .934  .929  .923  .917  .911  .905  .898  .890  .883  .875  .867  .858  .850  .840  .831           38
  39           .941  .936  .931  .926  .920  .914  .907  .900  .893  .886  .878  .870  .861  .853  .844  .834           39

NOTE: Factors for additional age combinations are available from the Administrator.

                              SPECIAL PROVISION D

                       SPECIAL JOINT PENSION WITH SPOUSE
               FACTORS USED TO DETERMINE THE REDUCED ANNUAL RATE
               OF RETIREMENT ANNUITY PAYABLE TO JOINT PENSIONERS
         WHO ELECT THE SPECIAL JOINT PENSION OPTION WITH THEIR SPOUSE

                             100% OPTION ELECTION
                             --------------------
                                  (continued)

SPOUSE'S                                                                                                        SPOUSE'S
AGE AT                                       PENSIONER WHOSE RETIREMENT AGE IS:                                  AGE AT
PENSIONER'S                                                                                                    PENSIONER'S
RETIREMENT      40    41    42    43    44    45    46    47    48    49    50    51    52    53    54    55   RETIREMENT
-------------  ----  ----  ----  ----  ----  ----  ----  ----  ----  ----  ----  ----  ----  ----  ----  ----  -----------
  40           .943  .939  .934  .928  .922  .916  .910  .903  .896  .889  .881  .873  .865  .856  .847  .838           40
  41           .945  .941  .936  .930  .925  .919  .913  .906  .899  .892  .884  .876  .868  .859  .850  .841           41
  42           .947  .943  .938  .933  .927  .921  .915  .909  .902  .895  .887  .879  .871  .863  .854  .845           42
  43           .949  .945  .940  .935  .930  .924  .918  .912  .905  .898  .890  .883  .874  .866  .857  .848           43
  44           .951  .947  .942  .937  .932  .927  .921  .914  .908  .901  .893  .886  .878  .869  .861  .852           44

  45           .953  .949  .945  .940  .935  .929  .923  .917  .911  .904  .897  .889  .881  .873  .864  .856           45
  46           .955  .951  .947  .942  .937  .932  .926  .920  .914  .907  .900  .892  .885  .876  .868  .859           46
  47           .957  .953  .949  .944  .939  .934  .929  .923  .916  .910  .903  .896  .888  .880  .872  .863           47
  48           .959  .955  .951  .946  .942  .937  .931  .925  .919  .913  .906  .899  .891  .884  .875  .867           48
  49           .960  .957  .953  .949  .944  .939  .934  .928  .922  .916  .909  .902  .895  .887  .879  .871           49

  50           .962  .959  .955  .951  .946  .941  .936  .931  .925  .919  .912  .906  .898  .891  .883  .875           50
  51           .964  .960  .957  .953  .948  .944  .939  .934  .928  .922  .916  .909  .902  .894  .887  .878           51
  52           .965  .962  .959  .955  .951  .946  .941  .936  .931  .925  .919  .912  .905  .898  .890  .882           52
  53           .967  .964  .960  .957  .953  .948  .944  .939  .933  .928  .922  .915  .909  .902  .894  .886           53
  54           .969  .966  .962  .959  .955  .951  .946  .941  .936  .931  .925  .918  .912  .905  .898  .890           54

  55           .970  .967  .964  .960  .957  .953  .948  .944  .939  .933  .928  .922  .915  .909  .901  .894           55
  56           .971  .969  .966  .962  .959  .955  .951  .946  .941  .936  .931  .925  .919  .912  .905  .898           56
  57           .973  .970  .967  .964  .961  .957  .953  .948  .944  .939  .933  .928  .922  .915  .909  .902           57
  58           .974  .972  .969  .966  .962  .959  .955  .951  .946  .941  .936  .931  .925  .919  .912  .905           58
  59           .975  .973  .970  .967  .964  .961  .957  .953  .949  .944  .939  .934  .928  .922  .916  .909           59

NOTE: Factors for additional age combinations are available from the Administrator.

                              SPECIAL PROVISION D

                       SPECIAL JOINT PENSION WITH SPOUSE
               FACTORS USED TO DETERMINE THE REDUCED ANNUAL RATE
               OF RETIREMENT ANNUITY PAYABLE TO JOINT PENSIONERS
         WHO ELECT THE SPECIAL JOINT PENSION OPTION WITH THEIR SPOUSE

                             100% OPTION ELECTION
                             --------------------
                                  (continued)

SPOUSE'S                                                                                                        SPOUSE'S
AGE AT                                       PENSIONER WHOSE RETIREMENT AGE IS:                                  AGE AT
PENSIONER'S                                                                                                    PENSIONER'S
RETIREMENT      40    41    42    43    44    45    46    47    48    49    50    51    52    53    54    55   RETIREMENT
-------------  ----  ----  ----  ----  ----  ----  ----  ----  ----  ----  ----  ----  ----  ----  ----  ----  -----------
  60           .977  .974  .972  .969  .966  .963  .959  .955  .951  .946  .942  .937  .931  .925  .919  .913           60
  61           .978  .976  .973  .971  .968  .964  .961  .957  .953  .949  .944  .939  .934  .929  .923  .917           61
  62           .979  .977  .975  .972  .969  .966  .963  .959  .955  .951  .947  .942  .937  .932  .926  .920           62
  63           .980  .978  .976  .974  .971  .968  .965  .961  .958  .954  .949  .945  .940  .935  .929  .924           63
  64           .981  .979  .977  .975  .972  .970  .967  .963  .960  .956  .952  .947  .943  .938  .933  .927           64

  65           .982  .981  .978  .976  .974  .971  .968  .965  .962  .958  .954  .950  .945  .941  .936  .930           65
  66           .983  .982  .980  .978  .975  .973  .970  .967  .964  .960  .956  .952  .948  .944  .939  .934           66
  67           .984  .983  .981  .979  .977  .974  .971  .969  .965  .962  .959  .955  .951  .946  .942  .937           67
  68           .985  .984  .982  .980  .978  .976  .973  .970  .967  .964  .961  .957  .953  .949  .945  .940           68
  69           .986  .985  .983  .981  .979  .977  .974  .972  .969  .966  .963  .959  .955  .952  .947  .943           69

  70           .987  .985  .984  .982  .980  .978  .976  .973  .971  .968  .965  .961  .958  .954  .950  .946           70
  71           .988  .986  .985  .983  .981  .979  .977  .975  .972  .970  .967  .963  .960  .956  .953  .948           71
  72           .988  .987  .986  .984  .983  .981  .979  .976  .974  .971  .968  .965  .962  .959  .955  .951           72
  73           .989  .988  .987  .985  .984  .982  .980  .978  .975  .973  .970  .967  .964  .961  .957  .954           73
  74           .990  .989  .987  .986  .985  .983  .981  .979  .977  .974  .972  .969  .966  .963  .960  .956           74

  75           .990  .989  .988  .987  .986  .984  .982  .980  .978  .976  .973  .971  .968  .965  .962  .959           75
  76           .991  .990  .989  .988  .986  .985  .983  .981  .979  .977  .975  .972  .970  .967  .964  .961           76
  77           .992  .991  .990  .989  .987  .986  .984  .983  .981  .979  .976  .974  .972  .969  .966  .963           77
  78           .992  .991  .990  .989  .988  .987  .985  .984  .982  .980  .978  .976  .973  .971  .968  .965           78
  79           .993  .992  .991  .990  .989  .988  .986  .985  .983  .981  .979  .977  .975  .972  .970  .967           79

NOTE: Factors for additional age combinations are available from the Administrator.

                              SPECIAL PROVISION D

                       SPECIAL JOINT PENSION WITH SPOUSE
               FACTORS USED TO DETERMINE THE REDUCED ANNUAL RATE
               OF RETIREMENT ANNUITY PAYABLE TO JOINT PENSIONERS
         WHO ELECT THE SPECIAL JOINT PENSION OPTION WITH THEIR SPOUSE

                             100% OPTION ELECTION
                             --------------------
                                  (continued)

SPOUSE'S                                                                                                        SPOUSE'S
AGE AT                                       PENSIONER WHOSE RETIREMENT AGE IS:                                  AGE AT
PENSIONER'S                                                                                                    PENSIONER'S
RETIREMENT      40    41    42    43    44    45    46    47    48    49    50    51    52    53    54    55   RETIREMENT
-------------  ----  ----  ----  ----  ----  ----  ----  ----  ----  ----  ----  ----  ----  ----  ----  ----  -----------
  80           .993  .992  .992  .991  .990  .988  .987  .986  .984  .982  .980  .978  .976  .974  .972  .969           80
  81           .994  .993  .992  .991  .990  .989  .988  .987  .985  .983  .982  .980  .978  .976  .973  .971           81
  82           .994  .993  .993  .992  .991  .990  .989  .987  .986  .985  .983  .981  .979  .977  .975  .973           82
  83           .995  .994  .993  .992  .992  .991  .990  .988  .987  .986  .984  .982  .981  .979  .977  .975           83
  84           .995  .994  .994  .993  .992  .991  .990  .989  .988  .986  .985  .983  .982  .980  .978  .976           84

  85           .995  .995  .994  .994  .993  .992  .991  .990  .989  .987  .986  .985  .983  .981  .980  .978           85
  86           .996  .995  .995  .994  .993  .992  .992  .991  .989  .988  .987  .986  .984  .983  .981  .979           86
  87           .996  .995  .995  .994  .994  .993  .992  .991  .990  .989  .988  .987  .985  .984  .982  .981           87
  88           .996  .996  .995  .995  .994  .994  .993  .992  .991  .990  .989  .988  .986  .985  .983  .982           88
  89           .996  .996  .996  .995  .995  .994  .993  .993  .992  .991  .990  .988  .987  .986  .985  .983           89

NOTE: Factors for additional age combinations are available from the Administrator.

                              SPECIAL PROVISION D

                       SPECIAL JOINT PENSION WITH SPOUSE
               FACTORS USED TO DETERMINE THE REDUCED ANNUAL RATE
               OF RETIREMENT ANNUITY PAYABLE TO JOINT PENSIONERS
         WHO ELECT THE SPECIAL JOINT PENSION OPTION WITH THEIR SPOUSE

                             100% OPTION ELECTION
                             --------------------

 SPOUSE'S                                                                                                      SPOUSE'S
  AGE AT                                     PENSIONER WHOSE RETIREMENT AGE IS:                                AGE AT
PENSIONER'S                                                                                                    PENSIONER'S
RETIREMENT      55    56    57    58    59    60    61    62    63    64    65    66    67    68    69    70   RETIREMENT
-------------  ----  ----  ----  ----  ----  ----  ----  ----  ----  ----  ----  ----  ----  ----  ----  ----  -----------
  20           .787  .777  .767  .757  .746  .736  .725  .714  .702  .691  .679  .667  .654  .642  .629  .617           20
  21           .788  .779  .769  .759  .748  .737  .726  .715  .704  .692  .680  .668  .656  .643  .631  .618           21
  22           .790  .781  .771  .760  .750  .739  .728  .717  .705  .694  .682  .670  .657  .645  .632  .620           22
  23           .792  .782  .772  .762  .752  .741  .730  .719  .707  .695  .683  .671  .659  .646  .634  .621           23
  24           .794  .784  .774  .764  .754  .743  .732  .721  .709  .697  .685  .673  .661  .648  .635  .623           24

  25           .796  .787  .776  .766  .756  .745  .734  .723  .711  .699  .687  .675  .662  .650  .637  .624           25
  26           .798  .789  .779  .768  .758  .747  .736  .725  .713  .701  .689  .677  .664  .652  .639  .626           26
  27           .801  .791  .781  .771  .760  .749  .738  .727  .715  .703  .691  .679  .666  .653  .641  .628           27
  28           .803  .793  .783  .773  .762  .751  .740  .729  .717  .705  .693  .681  .668  .655  .643  .630           28
  29           .805  .796  .786  .775  .765  .754  .743  .731  .719  .708  .695  .683  .670  .658  .645  .632           29

  30           .808  .798  .788  .778  .767  .756  .745  .734  .722  .710  .698  .685  .673  .660  .647  .634           30
  31           .811  .801  .791  .780  .770  .759  .748  .736  .724  .712  .700  .688  .675  .662  .649  .636           31
  32           .813  .803  .793  .783  .772  .761  .750  .739  .727  .715  .703  .690  .677  .664  .651  .638           32
  33           .816  .806  .796  .786  .775  .764  .753  .741  .730  .718  .705  .693  .680  .667  .654  .641           33
  34           .819  .809  .799  .789  .778  .767  .756  .744  .732  .720  .708  .695  .682  .669  .656  .643           34

  35           .822  .812  .802  .792  .781  .770  .759  .747  .735  .723  .711  .698  .685  .672  .659  .646           35
  36           .825  .815  .805  .795  .784  .773  .762  .750  .738  .726  .714  .701  .688  .675  .662  .648           36
  37           .828  .818  .808  .798  .787  .776  .765  .753  .742  .729  .717  .704  .691  .678  .665  .651           37
  38           .831  .821  .811  .801  .791  .780  .768  .757  .745  .733  .720  .707  .694  .681  .668  .654           38
  39           .834  .825  .815  .805  .794  .783  .772  .760  .748  .736  .723  .711  .698  .684  .671  .657           39

NOTE: Factors for additional age combinations are available from the Administrator.

                              SPECIAL PROVISION D

                       SPECIAL JOINT PENSION WITH SPOUSE
               FACTORS USED TO DETERMINE THE REDUCED ANNUAL RATE
               OF RETIREMENT ANNUITY PAYABLE TO JOINT PENSIONERS
         WHO ELECT THE SPECIAL JOINT PENSION OPTION WITH THEIR SPOUSE

                             100% OPTION ELECTION
                             --------------------
                                  (continued)

SPOUSE'S                                                                                                        SPOUSE'S
AGE AT                                       PENSIONER WHOSE RETIREMENT AGE IS:                                  AGE AT
PENSIONER'S                                                                                                    PENSIONER'S
RETIREMENT      55    56    57    58    59    60    61    62    63    64    65    66    67    68    69    70   RETIREMENT
-------------  ----  ----  ----  ----  ----  ----  ----  ----  ----  ----  ----  ----  ----  ----  ----  ----  -----------
  40           .838  .828  .818  .808  .797  .787  .775  .764  .752  .739  .727  .714  .701  .688  .674  .661           40
  41           .841  .832  .822  .812  .801  .790  .779  .767  .755  .743  .730  .718  .704  .691  .678  .664           41
  42           .845  .835  .825  .815  .805  .794  .783  .771  .759  .747  .734  .721  .708  .695  .681  .667           42
  43           .848  .839  .829  .819  .808  .798  .786  .775  .763  .751  .738  .725  .712  .698  .685  .671           43
  44           .852  .843  .833  .823  .812  .802  .790  .779  .767  .755  .742  .729  .716  .702  .689  .675           44

  45           .856  .846  .837  .827  .816  .806  .794  .783  .771  .759  .746  .733  .720  .706  .693  .679           45
  46           .859  .850  .841  .831  .820  .810  .799  .787  .775  .763  .750  .737  .724  .711  .697  .683           46
  47           .863  .854  .845  .835  .825  .814  .803  .791  .780  .767  .755  .742  .728  .715  .701  .687           47
  48           .867  .858  .849  .839  .829  .818  .807  .796  .784  .772  .759  .746  .733  .719  .705  .691           48
  49           .871  .862  .853  .843  .833  .823  .812  .800  .789  .776  .764  .751  .738  .724  .710  .696           49

  50           .875  .866  .857  .847  .837  .827  .816  .805  .793  .781  .769  .756  .742  .729  .715  .701           50
  51           .878  .870  .861  .852  .842  .832  .821  .810  .798  .786  .773  .761  .747  .734  .720  .706           51
  52           .882  .874  .865  .856  .846  .836  .825  .814  .803  .791  .778  .766  .752  .739  .725  .711           52
  53           .886  .878  .869  .860  .851  .841  .830  .819  .808  .796  .784  .771  .757  .744  .730  .716           53
  54           .890  .882  .874  .865  .855  .845  .835  .824  .813  .801  .789  .776  .763  .749  .735  .721           54

  55           .894  .886  .878  .869  .860  .850  .840  .829  .818  .806  .794  .781  .768  .755  .741  .727           55
  56           .898  .890  .882  .873  .864  .855  .845  .834  .823  .812  .799  .787  .774  .760  .747  .732           56
  57           .902  .894  .886  .878  .869  .860  .850  .839  .828  .817  .805  .793  .780  .766  .752  .738           57
  58           .905  .898  .890  .882  .874  .864  .855  .845  .834  .822  .811  .798  .785  .772  .758  .744           58
  59           .909  .902  .895  .887  .878  .869  .860  .850  .839  .828  .816  .804  .791  .778  .764  .750           59

NOTE: Factors for additional age combinations are available from the Administrator.

                              SPECIAL PROVISION D

                       SPECIAL JOINT PENSION WITH SPOUSE
               FACTORS USED TO DETERMINE THE REDUCED ANNUAL RATE
               OF RETIREMENT ANNUITY PAYABLE TO JOINT PENSIONERS
         WHO ELECT THE SPECIAL JOINT PENSION OPTION WITH THEIR SPOUSE


                             100% OPTION ELECTION
                             --------------------
                                  (continued)

SPOUSE'S                                                                                                        SPOUSE'S
AGE AT                                       PENSIONER WHOSE RETIREMENT AGE IS:                                  AGE AT
PENSIONER'S                                                                                                    PENSIONER'S
RETIREMENT      55    56    57    58    59    60    61    62    63    64    65    66    67    68    69    70   RETIREMENT
-------------  ----  ----  ----  ----  ----  ----  ----  ----  ----  ----  ----  ----  ----  ----  ----  ----  -----------
  60           .913  .906  .899  .891  .883  .874  .865  .855  .844  .834  .822  .810  .797  .784  .771  .757           60
  61           .917  .910  .903  .895  .887  .879  .870  .860  .850  .839  .828  .816  .803  .790  .777  .763           61
  62           .920  .914  .907  .900  .892  .884  .875  .865  .855  .845  .834  .822  .810  .797  .784  .770           62
  63           .924  .917  .911  .904  .896  .888  .880  .870  .861  .850  .839  .828  .816  .803  .790  .776           63
  64           .927  .921  .915  .908  .901  .893  .884  .876  .866  .856  .845  .834  .822  .810  .797  .783           64

  65           .930  .925  .918  .912  .905  .897  .889  .881  .871  .862  .851  .840  .828  .816  .803  .790           65
  66           .934  .928  .922  .916  .909  .902  .894  .886  .877  .867  .857  .846  .835  .823  .810  .797           66
  67           .937  .931  .926  .920  .913  .906  .899  .891  .882  .873  .863  .852  .841  .829  .817  .804           67
  68           .940  .935  .929  .924  .917  .911  .903  .895  .887  .878  .868  .858  .847  .836  .824  .811           68
  69           .943  .938  .933  .927  .921  .915  .908  .900  .892  .883  .874  .864  .854  .842  .830  .818           69

  70           .946  .941  .936  .931  .925  .919  .912  .905  .897  .889  .880  .870  .860  .849  .837  .825           70
  71           .948  .944  .939  .934  .929  .923  .916  .909  .902  .894  .885  .876  .866  .855  .844  .832           71
  72           .951  .947  .942  .938  .932  .927  .921  .914  .907  .899  .890  .881  .872  .861  .851  .839           72
  73           .954  .950  .945  .941  .936  .931  .925  .918  .911  .904  .896  .887  .878  .868  .857  .846           73
  74           .956  .952  .948  .944  .939  .934  .929  .922  .916  .909  .901  .893  .884  .874  .864  .853           74

  75           .959  .955  .951  .947  .943  .938  .932  .927  .920  .913  .906  .898  .889  .880  .870  .859           75
  76           .961  .958  .954  .950  .946  .941  .936  .931  .924  .918  .911  .903  .895  .886  .876  .866           76
  77           .963  .960  .957  .953  .949  .944  .940  .934  .929  .922  .916  .908  .900  .892  .882  .873           77
  78           .965  .962  .959  .955  .952  .948  .943  .938  .933  .927  .920  .913  .906  .897  .888  .879           78
  79           .967  .964  .961  .958  .954  .951  .946  .942  .936  .931  .925  .918  .911  .903  .894  .885           79

NOTE: Factors for additional age combinations are available from the Administrator.

                              SPECIAL PROVISION D

                       SPECIAL JOINT PENSION WITH SPOUSE
               FACTORS USED TO DETERMINE THE REDUCED ANNUAL RATE
               OF RETIREMENT ANNUITY PAYABLE TO JOINT PENSIONERS
         WHO ELECT THE SPECIAL JOINT PENSION OPTION WITH THEIR SPOUSE

                             100% OPTION ELECTION
                             --------------------
                                  (continued)

SPOUSE'S                                                                                                           SPOUSE'S
AGE AT                                         PENSIONER WHOSE RETIREMENT AGE IS:                                   AGE AT
PENSIONER'S                                                                                                       PENSIONER'S
RETIREMENT      55    56    57     58     59     60    61    62    63    64    65    66    67    68    69    70   RETIREMENT
-------------  ----  ----  ----   ----   ----   ----  ----  ----  ----  ----  ----  ----  ----  ----  ----  ----  -----------
  80           .969  .967  .964   .961   .957   .953  .949  .945  .940  .935  .929  .923  .916  .908  .900  .891           80
  81           .971  .969  .966   .963   .960   .956  .952  .948  .944  .939  .933  .927  .920  .913  .906  .897           81
  82           .973  .970  .968   .965   .962   .959  .955  .951  .947  .942  .937  .931  .925  .918  .911  .903           82
  83           .975  .972  .970   .967   .965   .961  .958  .954  .950  .946  .941  .936  .930  .923  .916  .909           83
  84           .976  .974  .972   .969   .967   .964  .961  .957  .953  .949  .945  .939  .934  .928  .921  .914           84

  85           .978  .976  .974   .971   .969   .966  .963  .960  .956  .952  .948  .943  .938  .932  .926  .919           85
  86           .979  .977  .975   .973   .971   .968  .966  .963  .959  .956  .951  .947  .942  .937  .931  .924           86
  87           .981  .979  .977   .975   .973   .971  .968  .965  .962  .958  .955  .950  .946  .941  .935  .929           87
  88           .982  .980  .979   .977   .975   .973  .970  .967  .965  .961  .958  .954  .949  .945  .939  .934           88
  89           .983  .982  .980   .978   .976   .974  .972  .970  .967  .964  .961  .957  .953  .948  .943  .938           89

NOTE: Factors for additional age combinations are available from the Administrator.

                              SPECIAL PROVISION E

                     As in Effect Prior to January 1, 1976

     A PARTICIPANT who is rehired after a BREAK IN SERVICE shall be treated as a new PARTICIPANT for all purposes, and the PARTICIPANT's SERVICE and compensation before the BREAK IN SERVICE shall not be recognized for any purpose of the PLAN, except as follows:

          (a) Upon either the death or retirement of a PARTICIPANT with broken SERVICE, the last period of CREDITED SERVICE immediately preceding the PARTICIPANT's latest employment date by EMPLOYER shall be counted as SERVICE provided:

               (1) The PARTICIPANT has accrued at least five years of SERVICE since last re-employed by EMPLOYER, and

               (2) The PARTICIPANT was last re-employed by EMPLOYER within five years of the date the PARTICIPANT's latest previous employment was terminated; and

               (3) The PARTICIPANT had accrued at least five years of CREDITED SERVICE prior to the date the PARTICIPANT's last previous employment with EMPLOYER terminated.

          (b) All other periods of prior employment with EMPLOYER, if any, shall not be counted as SERVICE.


                              SPECIAL PROVISION F

                               CREDITED SERVICE

          (a)  As in effect prior to January 1, 1976:

               All SERVICE prior to ACTUAL RETIREMENT DATE, provided the PARTICIPANT joined the PLAN on the date when the PARTICIPANT first became eligible and participated therein continuously thereafter. An EMPLOYEE who first became eligible to join the COMPANY's Retirement PLAN prior to January 1, 1969, was permitted a grace period of six months beyond the EMPLOYEE'S eligibility date. An EMPLOYEE who first became eligible to join the PLAN on or after January 1, 1969, was permitted a grace period of 60 days beyond the EMPLOYEE'S eligibility date. Subject to these grace periods, if an EMPLOYEE did not become a PARTICIPANT when first eligible the EMPLOYEE'S CREDITED SERVICE did not begin until the EMPLOYEE became a PARTICIPANT. If a PARTICIPANT suspended contributions at any time between January 1, 1969, and December 31, 1972, inclusive. CREDITED SERVICE did not accrue to the PARTICIPANT after the date of such suspension of contributions. CREDITED SERVICE did not include any time for which a vacation allowance may be paid subsequent to an EMPLOYEE'S NORMAL RETIREMENT DATE.

          (b)  Effective April 1, 1981:

               An EMPLOYEE who first became eligible to join the PLAN prior to January 1, 1973, but who for any reason did not do so, shall, except those EMPLOYEES who have had their CREDITED SERVICE previously adjusted by action of the EMPLOYEE BENEFIT ADMINISTRATIVE COMMITTEE (EBAC), be allowed the opportunity to have such lost CREDITED SERVICE restored. An EMPLOYEE'S CREDITED SERVICE shall not be adjusted or restored except as follows:

               (1) Prior to April 1, 1982, any EMPLOYEE described above shall, upon application to EBAC, be permitted to buy back any portion of the five years of lost CREDITED SERVICE immediately preceding the latest date on which an EMPLOYEE became a member of the PLAN. Such restored CREDITED SERVICE shall not, in combination with current SERVICE, exceed PARTICIPANT's actual COMPANY SERVICE. The cost for restoring such CREDITED SERVICE shall be computed at the rate of five percent of an EMPLOYEE'S current monthly wage rate for each month of restored CREDITED SERVICE.

               (2) In addition to the above, and prior to April 1, 1982, any EMPLOYEE described above shall, upon application to EBAC, be permitted to buy back any portion of the lost CREDITED SERVICE which is in excess of the five years permitted in (1) above. The cost for restoring such excess CREDITED SERVICE shall be computed at the rate of ten percent of an EMPLOYEE'S current monthly wage rate for each month of restored excess CREDITED SERVICE.

          For the purpose of applying Section 13 (Withdrawal of PARTICIPANT Contributions on Termination of Employment) only that portion of the payment made above, for restoration of lost CREDITED SERVICE, which the EMPLOYEE would have contributed had the EMPLOYEE participated in the PLAN at that time will be considered as CONTRIBUTIONS.


                              SPECIAL PROVISION G

                          PENSION AND LTD ADJUSTMENTS
                          ---------------------------

          (a) Effective December 31, 1997, the PENSION of any PARTICIPANT who retired or the PENSION of a person receiving a SPOUSE's PENSION or a JOINT PENSION, will be increased as follows:

                                                    Increase
                                                    --------
          Retired on or before 12/31/78               9.0%
          Retired between 1/1/79 and 12/31/86         5.0%
          Retired between 1/1/87 and 12/31/92         2.5%

     A minimum monthly increase of $50 will be provided to retirees with at least 30 years of SERVICE, and a retirement date at or after normal retirement age. A minimum monthly increase of $25 will be provided to surviving SPOUSES of such retirees.

          (b) The above adjustments shall apply to those Participants who are receiving Long Term Disability Benefit payments.

          (c) By Company resolutions dated June 17, 1964, February 25, 1969, April 9, 1974, September 20, 1977, March 4, 1980, July 15, 1981, and
     December 21, 1983, the amounts of pensions received by certain pensioners were increased in accordance with the provisions of said resolutions. The money required to fund these additional payments is based on actuarial factors and the required contributions are paid into the Plan. The Company intends to continue making these additional payments out of Plan assets and on the same basis as it has done in the past.

                              SPECIAL PROVISION H

                                MAXIMUM PENSION

     This PLAN incorporates by reference the benefit limitations imposed by CODE
Section 415.

     The annual benefit amount otherwise payable to a former EMPLOYEE at any time will not exceed the maximum permissible amount under CODE Section 415. For purposes of determining compliance with the Section 415 benefit limitations, the limitation year shall be the PLAN YEAR. If the benefit the PARTICIPANT would otherwise accrue in a limitation year would produce an annual benefit in excess of the maximum permissible amount under CODE Section 415, then the rate of accrual will be reduced so that the annual benefit will equal the maximum permissible amount.

     If a PARTICIPANT in this PLAN also participates in any defined contribution plan maintained by an EMPLOYER, the sum of the PARTICIPANT'S "Defined Benefit Fraction" and the PARTICIPANT'S "Defined Contribution Fraction" shall not exceed
1.0. In the event that in any PLAN YEAR the sum of the PARTICIPANT'S Defined Benefit Fraction and the PARTICIPANT'S Defined Contribution Fraction exceed 1.0, then the PENSION payable under this PLAN shall be reduced so that the sum of such fractions in respect of that PARTICIPANT will not exceed 1.0."

     For purposes of determining the PLAN'S compliance with CODE Section 415, the annual benefit is a retirement benefit payable under the PLAN in the form of a straight life annuity. Except as provided below, a benefit payable in a form other than a straight life annuity must be adjusted to an actuarially equivalent straight life annuity before applying the limitations of Section 415. The interest rate assumption used to determine actuarial equivalence will be the greater of rate used in Special Provision D or 5 percent. No actuarial adjustment to the benefit is required for the value of a qualified joint and survivor annuity, the value of benefits that are not directly related to retirement benefits (such as the qualified disability benefit, pre-retirement death benefits, and post-retirement medical benefits), and the value of post-retirement cost-of-living increases made in accordance with 415(d) of the CODE. The annual benefit does not include any benefits attributable to EMPLOYEE contributions or rollover contributions or the assets transferred from a qualified plan not maintained by the COMPANY.

     Compensation, for purposes of determining the PLAN'S compliance with
Section 415 of the CODE, shall mean all of each PARTICIPANT'S wages, tips, and other Box 10 compensation on the PARTICIPANT'S Form W-2.


                              SPECIAL PROVISION I

     If prior to 1989 SERVICE terminates with at least ten years of SERVICE, or with at least five years of SERVICE after 1988, the PENSION the PARTICIPANT would otherwise be entitled to receive shall be reduced because of the withdrawal.

     If the withdrawal occurs prior to age 55, the yearly PENSION payable at the NORMAL RETIREMENT DATE, prior to reduction for EARLY RETIREMENT (if any), shall be reduced by the product of the amount withdrawn and the applicable factor selected from the following table:

Age Last                     Age Last
Birthday At                 Birthday At
Refund Date       Factor    Refund Date    Factor
-------------     ------    -----------    ------
   25             .6705           40       .3225
   26             .6385           41       .3072
   27             .6081           42       .2925
   28             .5792           43       .2786
   29             .5516           44       .2653
   30             .5253           45       .2527
   31             .5003           46       .2407
   32             .4765           47       .2292
   33             .4538           48       .2183
   34             .4321           49       .2079
   35             .4116           50       .1980
   36             .3920           51       .1886
   37             .3733           52       .1796
   38             .3556           53       .1710
   39             .3386           54       .1629

     If the withdrawal occurs after age 55, the yearly PENSION payable at the ACTUAL RETIREMENT DATE, after reduction for EARLY RETIREMENT (if any), shall be reduced by the product of the amount withdrawn and the applicable factor selected from the following table:

                  Age Last
                 Birthday At
                 Refund Date   Factor
                 -----------   ------
                     55         .0775
                     56         .0792
                     57         .0810
                     58         .0829
                     59         .0849
                     60         .0871
                     61         .0894
                     62         .0919
                     63         .0946
                     64         .0975
                     65         .1000
                     66         .1039
                     67         .1074
                     68         .1111
                     69         .1151
                     70         .1192

     Notwithstanding the foregoing, in no event will the PENSION be reduced by more than one-third.

     The monthly reduction is computed by multiplying the appropriate factor times the PARTICIPANT'S contributions including interest and dividing that amount by twelve months.

EXAMPLE:
--------
Assumptions:        Age 60
                    Basic Pensions   =  $1,500.00/month
                    Contributions    =  $6,000.00
                    Interest         =   3,000.00
                                        ---------
                    Total            =  $9,000.00 - 65.33*
                                                    ------

                    Pension with contributions = $1,434.67/month plus interest withdrawn

_______________________
*Calculation:  (Contributions + Interest x Age 60 Refund Factor) : 12 Months
               ($9,000 x .0871 : 12 Months = $65.33)

                              SPECIAL PROVISION J

                             TOP HEAVY PROVISIONS
                             --------------------

(a)  General Rule
     ------------

     For any PLAN YEAR for which this PLAN is a "top-heavy plan" as defined in subsection (g) below, any other provisions of this PLAN to the contrary notwithstanding, this PLAN shall be subject to the following provisions:

     (1)  The vesting provisions of subsection (b).

     (2)  The minimum benefit provisions of subsection (c).

     (3)  The limitation on compensation set by subsection (d).

     (4)  The limitation on benefits set by subsection (e).

     If any individual has not performed SERVICE for an EMPLOYER at any time during the five-year period ending on the last day of the preceding PLAN YEAR, any accrued benefit for such individual shall not be taken into account for purposes of determining whether the PLAN is a "top-heavy plan." For purposes of determining whether the PLAN is top-heavy, a non-key EMPLOYEE'S accrued benefit must be determined as if it is accrued not more rapidly than the slowest accrual rate permitted under CODE Section 411(b)(1)(C) (i.e., the "fractional rule").

(b)  Vesting Provisions
     ------------------

     Each PARTICIPANT who (i) has completed an hour of SERVICE during any PLAN YEAR in which the PLAN is top heavy and (ii) has completed the number of years of credited SERVICE specified in the following table shall have a nonforfeitable right to the percentage of the benefit accrued under this PLAN derived from EMPLOYER contributions correspondingly specified in the following table:

          Years of                        Percentage of
       credited service:                  nonforfeitable
                                             benefit:
             2                                20
             3                                40
             4                                60
             5                                80
             6 or more                       100

     "Credited service" as used in this subsection (b) shall constitute SERVICE as defined in Section 22 of this PLAN.

     Each PARTICIPANT's nonforfeitable accrued benefit shall not be less than his nonforfeitable accrued benefit determined as of the last day of the last PLAN YEAR in which the PLAN was a top-heavy PLAN. If the PLAN ceases to be top-heavy, each PARTICIPANT with five or more years of SERVICE, whether or not consecutive, shall have his nonforfeitable accrued benefit determined in accordance with this Section and Section 3. Each such PARTICIPANT shall have the right to elect the applicable schedule within 60 days after the day the PARTICIPANT is issued written notice by the EMPLOYEE BENEFIT ADMINISTRATIVE COMMITTEE, or as otherwise provided in accordance with regulations issued under the provision of the Internal Revenue CODE of 1954, as amended, relating to changes in the vesting schedule.

     This provision shall apply without regard to contributions or benefits under Social Security or any other Federal or State law.

(c)  Minimum Benefit Provisions
     --------------------------

     Each PARTICIPANT who (i) is a non-key employee (as defined in subsection
(i) below) and (ii) has completed 1,000 hours of SERVICE during any PLAN YEAR shall be entitled to an accrued benefit in the form of an annual retirement benefit (as defined in paragraph (1) below) that shall be not less than the applicable percentage (as defined in paragraph (2) below) of the PARTICIPANT's average annual compensation for years in the testing period (as defined in paragraph (3) below).

     (1) "Annual retirement benefit" means a benefit payable annually in the form of a single life annuity (with no ancillary benefits) beginning at NORMAL RETIREMENT DATE as defined in Section 22 of this PLAN or its actuarial equivalent.

     (2) "Applicable percentage" means the lesser of two percent multiplied by the number of top-heavy PLAN YEARs of service (as defined in paragraph
          (4) below) of 20 percent.

     (3) "Testing period" means, with respect to a PARTICIPANT, the period of consecutive years (not exceeding five) of SERVICE during which the PARTICIPANT had the greatest aggregate compensation from the EMPLOYER. The testing period shall not include any year of SERVICE not included as a year of SERVICE as defined in paragraph (4) below. The testing period shall also not include any year of SERVICE that ends in a PLAN YEAR beginning before January 1, 1984 or during which the PLAN was not a top-heavy plan.

     (4)  "Years of service" means SERVICE as defined in Section 3 of this PLAN.

     Benefits taken into account under this Subsection shall not include any benefits payable under the Social Security Act or any other Federal or State law.

(d)  Limitation on Benefits
     ----------------------

     In the event that the EMPLOYER also maintains a defined contribution PLAN providing contributions on behalf of PARTICIPANTS in this PLAN, one of the two following provisions shall apply:

     (1) If for the PLAN YEAR this PLAN would not be a "top-heavy plan" as defined in subsection (g) below if "90 percent" were substituted for "60 percent," then subsection (c) shall apply for such PLAN YEAR as if amended so that the "applicable percentage" means the lesser of three percent multiplied by the number of years of SERVICE (as defined in paragraph (4) of subsection (c)) during which the PLAN would be top-heavy (as defined in subsection (g)) and the overall applicable percentage does not exceed the lesser of 30% or 20% plus 1% for each year the PLAN is taken into account under this subsection ((e)(1)).

     (2) If for the PLAN YEAR this PLAN would continue to be a "top-heavy plan" as defined in subsection (g) below if "90 percent" were substituted for "60 percent," then the denominator of both the defined contribution PLAN fraction and the defined benefit plan fraction shall be calculated as set forth in Special Provision H for the limitation year ending in such PLAN YEAR by substituting "1.0" for "1.25," except with respect to any individual for whom there are no EMPLOYER contributions, forfeitures or voluntary nondeductible contributions allocated or any accruals for such individual under the defined benefit PLAN. Furthermore, the transitional rule set forth in CODE
          Section 415 shall be applied by substituting "$41,500" for $51,875".

(e)  Coordination with Other Plans
     -----------------------------

     In the event that another defined contribution or defined benefit PLAN maintained by the EMPLOYER provides contributions or benefits on behalf of PARTICIPANTS in this PLAN, such other PLAN shall be treated as a part of this PLAN pursuant to applicable principles (such as Rev. Rul. 81-202 or any successor ruling) in determining whether this PLAN satisfies the requirements of subsection (b), (c) and (d). Such determination shall be made upon the advice of counsel by the EMPLOYEE BENEFIT ADMINISTRATIVE COMMITTEE.

(f)  Top-heavy Plan Definition
     -------------------------

     This PLAN shall be a "top-heavy plan" for any PLAN YEAR if, as of the determination date (as defined in subsection (g)(1) below), the present value (as determined in subsection (g)(2) below) of the cumulative accrued benefits under the PLAN for participants (including former participants) who are key employees (as defined in subsection (h) below) exceeds 60 percent of the present value of the cumulative accrued benefits under the PLAN for all participants, excluding former key employees, or if this PLAN is required to be in a aggregation group (as defined in subsection (g)(3) below) which for such PLAN YEAR is a top-heavy group (as defined in subsection (g)(4) below).

     (1) "Determination date" means for any PLAN YEAR the last day of the immediately preceding PLAN YEAR.

     (2) The present value shall be determined as of the most recent valuation date that is within the twelve-month period ending on the determination date and as described in the regulations under the Internal Revenue CODE as of 1954, as amended.

     (3) "Aggregation group" means the group of plans, if any, that includes both the group of plans that are required to be aggregated and the group of plans that are permitted to be aggregated.

          (A) The group of plans that are required to be aggregated (the "required aggregation group") includes

               (i) Each plan of the EMPLOYER (as defined in subsection (j) below) in which a key employee is a PARTICIPANT, including collectively-bargained plans, and

               (ii) Each other plan, including collectively-bargained plans of the EMPLOYER (as defined in subsection (j) below) which enables a plan in which a key employee is a PARTICIPANT to meet the requirements of the Internal Revenue CODE of 1954, as amended, prohibiting discrimination as to contributions or benefits in favor of employees who are officers, shareholders or the highly-compensated or prescribing the minimum participation standards.

          (B) The group of plans that are permitted to be aggregated (the "permissive aggregation group") includes the required aggregation group plus one or more plans of the EMPLOYER (as defined in subsection (j) below) that is not part of the required aggregation group and that the EMPLOYEE BENEFIT ADMINISTRATIVE COMMITTEE certifies as constituting a plan within the permissive aggregation group. Such plan or plans may be added to the permissive aggregation group only if, after the addition, the aggregation group as a whole continue not to discriminate as to contributions or benefits in favor of officers, shareholders or the highly-compensated and to meet the minimum participation standards under the Internal Revenue CODE of 1954, as amended.

(4) "Top-heavy group" means the aggregation group, if as of the applicable determination date, the sum of the present value of the cumulative accrued benefits for key employees under all defined benefit plans included in the aggregation group plus the aggregate of the accounts of key employees under all defined contribution plans included in the aggregation group exceeds 60% of the sum of the present value of the cumulative accrued benefits for all employees, excluding former key employees, under all such defined benefit plans plus the aggregate accounts for all employees, excluding former key employees, under such defined contribution plans. If the aggregation group that is a top-heavy group is a required aggregation group, each Plan in the group will be top heavy. If the aggregation group that is a top-heavy group is a permissive aggregation group, only those plans that are part of the required aggregation group will be treated as top-heavy. If the aggregation group is not a top-heavy group, no plan within such group will be top-heavy.

(5) In determining whether this PLAN constitutes a "top-heavy plan", the EMPLOYEE BENEFIT ADMINISTRATIVE COMMITTEE (or its agent) shall make the following adjustments in connection therewith:

     (A) When more than one plan is aggregated, the EMPLOYEE BENEFIT ADMINISTRATIVE COMMITTEE shall determine separately for each plan as of each plan's determination date the present value of the accrued benefits or account balance. The results shall then be aggregated by adding the results of each plan as of the determination dates for such plans that fall within the same calendar year.

     (B) In determining the present value of the cumulative accrued benefit or the amount of the account of any employee, such present value or account shall include the amount in dollar value of the aggregate distributions made to such employee under the applicable plan during the five-year period ending on the determination date, unless reflected in the value of the accrued benefit or account balance as of the most recent valuation date. Such amounts shall include distributions to employees which represented the entire amount credited to their accounts under the applicable plan.

     (C) Further, in making such determination, in any case where an individual is a "non-key employee" as defined in subsection (h) below, with respect to an applicable plan, but was a key employee with respect to such plan for any prior PLAN YEAR, any accrued benefit and any account of such employee shall be altogether disregarded. For this purpose, to the extent that a key employee is deemed to be a key employee if he met the definition of key employee within any of the four preceding PLAN YEARS, this provision shall apply following the end of such period of time.

(g)  Key Employee
     ------------

     The term "key employee" means any employee or former employee under this PLAN who, at any time during the PLAN YEAR containing the determination date or during any of the four preceding PLAN YEARS, is or was one of the following:

     (1) An officer of the EMPLOYER (as defined in subsection (j)). Whether an individual is an officer shall be determined by the EMPLOYEE BENEFIT ADMINISTRATIVE COMMITTEE on the basis of all the facts and circumstances, such as an individual's authority, duties and term of office, not on the mere fact that the individual has the title of an officer. For any such PLAN YEAR, there shall be treated as officers no more than the lesser of:

          (A)  50 employees, or

          (B)  the greater of three employees or 10 percent of the employees.

          For this purpose, the highest-paid officers shall be selected. Business organizations other than corporations shall be deemed to have no officers.

     (2) One of the ten employees owning (or considered as owning, within the meaning of the constructive ownership rules of the Internal Revenue CODE of 1954, as amended) the largest interests in the EMPLOYER (as defined in subsection (j)). An employee who has some ownership interest is considered to be one of the top ten owners unless at least ten other employees own a greater interest than that employee. However, an employee will not be considered a top ten owner for a PLAN YEAR if the employee earns less than the maximum dollar limitation on contributions and other annual additions to a PARTICIPANT's account in a defined contribution plan under the Internal Revenue CODE of 1954, as amended, as in effect for the calendar year in which the determination date falls.

     (3) Any person who owns (or is considered as owning within the meaning of the constructive ownership rules of the CODE more than five percent of the outstanding stock of the EMPLOYER or stock possessing more than five percent of the combined total voting power of all stock of the EMPLOYER.

     (4) A one percent owner of the EMPLOYER having an annual compensation from the EMPLOYER of more than $150,000, and possessing more than five percent of the combined total voting power of all stock of the EMPLOYER. For purposes of this subsection, compensation means all items includable as compensation for purposes of applying the limitations on contributions and other annual additions to a PARTICIPANT's account in a defined contribution plan and the maximum benefit payable under a defined plan under the Internal Revenue CODE of 1954, as amended.

          For purposes of parts (1), (2), (3) and (4) of this definition, a beneficiary of a key employee shall be treated as a key employee. For purposes of parts (3) and (4), each EMPLOYER is treated separately (without regard to the definition in subsection (j)) in determining ownership percentages; but, in determining the amount of compensation, the definition of EMPLOYER in subsection (j) is taken into account.

(h)  Non-Key Employee
     ----------------

     The term "non-key employee" means any employee (and any beneficiary of an employee) who is not a key employee.

(i)  Employer
     --------

     The term "employer" means EMPLOYER as defined in Section 22 of this PLAN.

(j)  Collective Bargaining Rules
     ---------------------------

     The provisions of subsection (b), (c) and (d) above do not apply with respect to any employee included in a unit of employees covered by a collective bargaining agreement unless the application of such subsections has been agreed upon with the collective bargaining agent.

(k)  Distributions to Key Employees
     ------------------------------

     Any other provisions of this PLAN to the contrary notwithstanding, distribution of the entire interest in this PLAN of each PARTICIPANT who is or any time has been a key employee shall commence no later than the end of the taxable year of the PARTICIPANT in which the PARTICIPANT attains age 70 1/2.


                              SPECIAL PROVISION K

I.   Introduction
     ------------

          This Special Provision K, an amendment to the COMPANY'S RETIREMENT PLAN, adopted by the COMPANY'S Board of Directors on December 17, 1986, is the controlling and definitive statement of the Voluntary Retirement Incentive program ("VRI"). The purpose of the VRI is to reduce a surplus
                         ---                        ---
     of COMPANY employees in certain designated operations.  The VRI is a part
                                                                 ---
     of the RETIREMENT PLAN, and except as otherwise provided in this Special Provision K, shall be administered in accordance with and subject to the terms of the RETIREMENT PLAN. Terms in all capitals are defined in Section 22 of the RETIREMENT PLAN. Terms underlined are defined in Section VII of Special Provision K.

          The decision of an Eligible Employee to elect to participate in the
                             -------- --------
     VRI is wholly voluntary, and an election not to participate in the VRI
     ---                                                                ---
     shall in no way affect benefits under the RETIREMENT PLAN to which an Eligible Employee might otherwise be entitled.
     -------- --------


II.  Eligibility to Participate in the VRI
     -------------------------------------

          Eligible Employees shall be any full-time active employee of the COMPANY or of a Participating Employer, born on or before January 1, 1937,
                     ------------- --------
     who has at least 15 years of SERVICE on January 1, 1987. For purposes of this VRI only, the term active employee shall not include an employee of
          ---
     the COMPANY or a Participating Employer, (i) who, on January 1, 1987, is
                      ------------- --------
     presently receiving benefits under Part B of the Group Life Insurance and Long Term Disability Plan; (ii) who, as of January 1, 1987, is on personal or medical leave, with or without pay; or (iii) who is a former employee whose ACTUAL RETIREMENT DATE was November 1, 1986, or earlier.

          Anything herein to the contrary notwithstanding, an Eligible Employee
                                                              -------- --------
     who (i) elects not to participate in the VRI and (ii) prior to January 1,
                                              ---
     1988, is severed under the Company's Corporate Severance Program, shall be entitled to receive a Basic VRI Benefit under this Special Provision K.
                                 ---
     Such Basic VRI Benefit shall be in lieu of any benefits to which the
          ----- --- -------
     Eligible EMPLOYEE would otherwise be entitled to receive under the
     -------- --------
     Corporate Severance Program.  For purposes of calculating the Basic VRI
                                                                   ----- ---
     Benefit under this provision, the VRI Retirement Date shall be the first of
     -------                           --- ---------- ----
     the month following the month in which the employee is severed.


III. Election to Participate
     -----------------------

          An Eligible EMPLOYEE must elect to participate in the VRI by
             -------- --------                                  ---
     submitting a completed and signed VRI enrollment form which is received by
                                       ---
     a designated COMPANY representative no later than January 30, 1987, except that Eligible Employees who are employed by Pacific Gas Transmission
          -------- ---------
     Company will have until the close of business, September 30, 1987, to submit their completed and signed VRI enrollment form to a designated
                                       ---
     employer representative.  An Eligible EMPLOYEE who fails to submit a timely
                                  -------- --------
     enrollment form shall be deemed to have elected not to participate in the VRI. The election of an Eligible Employee not to participate in the VRI,
     ---                      -------- --------                           ---
     whether through failure to timely submit a VRI election form or otherwise,
                                                ---
     shall be conclusive and binding on the employee, employee's spouse, heirs, and assigns.


IV.  VRI Benefit
     -----------

     A.   Basic VRI Benefit.  An Eligible Employee who elects in a timely manner
          ----- --- -------      -------- --------
          to participate in the VRI shall be entitled to receive a Basic VRI
                                ---                                ----- ---
          Benefit under the RETIREMENT PLAN equal to the BASIC PENSION benefit
          -------
          formula calculated under Subsection 6(a)(1), with the following adjustments:

          1. BASIC MONTHLY SALARY shall mean the PARTICIPANT'S BASIC MONTHLY SALARY on January 1, 1986, increased by 5 percent;

          2.   SERVICE shall mean the PARTICIPANT'S SERVICE as of the VRI
                                                                      ---
               Retirement Date selected by the PARTICIPANT, increased by five
               ---------- ----
               years; and

          3. The EARLY RETIREMENT PENSION reduction provisions of Subsection 7(b) shall not apply to any Basic VRI Benefit payable under this
                                           ----- --- -------
               Special Provision K.

     B.   A Basic VRI Benefit shall be payable as of the VRI Retirement Date
            ----- --- -------                            --- ---------- ----
          selected by the Eligible Employee and shall be paid as soon as
                          -------- --------
          practicable after the applicable VRI Retirement Date.  Eligible
                                           --- ---------- ----   --------
          Employees who elect to participate in the VRI shall not be subject to
          ---------                                 ---
          the age 55 requirement contained in Section 8.

     C. Section 10 of the RETIREMENT PLAN shall control the conditions under which other forms of pension may be substituted for the Basic VRI
                                                                  ----- ---
          Benefit.  Thus, although a PARTICIPANT is entitled to receive a Basic
          -------                                                         -----
          VRI Benefit, if the PARTICIPANT is married, Section 10(b) of the
          --- -------
          RETIREMENT PLAN requires that the Basic VRI Benefit be converted to a
                                            ----- --- -------
          MARITAL PENSION, unless the PARTICIPANT'S spouse CONSENTS to an alternative form of pension.

     D.   The Basic VRI Benefit payable under this Special Provision K shall be
              -----     -------
          in lieu of any benefit which might otherwise be payable under the RETIREMENT PLAN.

     E.   A participant who elects to participate in VRI shall also be entitled
                                                     ---
          to make the elections provided in Sections 10 (Forms of Pension), 12 (Withdrawal of Participant Contributions on Termination of Employment), 13 (Death Benefits), and 14 (Facility of Payment).


V.   VRI Retirement Dates
     --------------------

          At such time as an employee elects to participate in the VRI, he shall
                                                                   ---
     select a VRI Retirement Date.  For purposes of this Special Provision K, a
              --- ---------- ----
     VRI Retirement Date shall mean one of the following:
     --- ---------- ----

     A.   For Eligible Employees other than Eligible Employees employed by
              -------- ---------            -------- ---------
          Pacific Gas Transmission Company:

          1. February 1, 1987, provided, however, that eligible participants have completed all necessary VRI enrollment procedures prior to
                                            ---
               January 15, 1987;

          2.  March 1, 1987;

          3.  April 1, 1987; or

          4. The first of any month during the period commencing with March 1, 1987, and ending with and including October 1, 1987. This Subsection V.A.4. shall only apply in the event that the COMPANY or the Participating Employer, as the case may be, has a
                      ------------- --------
               demonstrated business need which requires the retention of the Eligible Employee. Should the business needs of the COMPANY or
               -------- --------
               of a Participating Employer require the retention of an Eligible
                    ------------- --------                             --------
               Employee beyond October 1, 1987, the VRI Retirement Date shall be
               --------                             --- ---------- ----
               the first of any month during the period subsequent to October 1, 1987, and ending with and including July 1, 1988. The selection of any such VRI Retirement Date subsequent to October 1, 1987,
                           --- ---------- ----
               shall be made by the COMPANY, or Participating Employer, through
                                                ------------- --------
               an appropriate member of the COMPANY's Management Committee.

     B.   For Eligible Employees employed by Pacific Gas Transmission Company:
              -------- ---------

          1. October 1, 1987, provided, however, that eligible participants have completed all necessary VRI enrollment procedures prior to
                                            ---
               September 15, 1987;

          2.   November 1, 1987; or

          3. The first of any month during the period commencing with December 1, 1987, and ending with and including June 1, 1988. This Subsection V.B.3. shall only apply in the event that Pacific Gas Transmission Company has a demonstrated need which requires the retention of the Eligible Employee.
                                -------- --------

               The VRI Retirement Date selected shall also be the date as of
                   --- ---------- ----
          which an Eligible Employee ceases to be an employee of the COMPANY or
                   -------- --------
          a Participating Employer, as the case may be.
            ------------- --------

VI.  Revocation of Election
     ----------------------

          An Eligible Employee who has elected to participate in the VRI may
             -------- --------                                       ---
     revoke his election, provided, however, that any such revocation shall only be effective if received by the COMPANY on or before January 30, 1987, for those Eligible Employees who elected a VRI Retirement Date of February 1,
           -------- ---------               --- ---------- ----
     1987; February 15, 1987, for those Eligible Employees who elected a VRI
                                        -------- ---------               ---
     Retirement Date of March 1, 1987, or later; September 30, 1987, for those
     ---------- ----
     Eligible Employees of Pacific Gas Transmission Company who elected a VRI
     -------- ---------                                                   ---
     Retirement Date of October 1, 1987; or October 15, 1987, for those Eligible
     ---------- ----                                                    --------
     Employees of Pacific Gas Transmission Company who elected a VRI Retirement
     ---------                                                   --- ----------
     Date of November 1, 1987, or later.
     ----


VII. Definitions
     -----------

     A.   Basic VRI Benefit:  The benefit calculated under Section IV of this
          ----- --- -------
          Special Provision K.

     B.   Eligible Employee:  An employee of the COMPANY or of a Participating
          -------- --------
          Employer who has met the eligibility criteria as set forth in Section II on January 1, 1987. For purposes of this Special Provision K only, Eligible Employee shall not include any COMPANY Officer at the vice presidential level, or above.

     C.   Participating Employer:  Natural Gas Corporation, Pacific Gas
          ------------- --------
          Transmission Company, and Pacific Service Employees Association.

     D.   VRI:  The COMPANY's Voluntary Retirement Incentive program as set
          ---
          forth in this Special Provision K.

     E.   VRI Retirement Date:  The date selected by an Eligible Employee under
          --- ---------- ----
          Section V of this Special Provision K.


                              SPECIAL PROVISION M

I.   Introduction
     ------------

          This Special Provision M, an amendment to the COMPANY'S RETIREMENT PLAN, adopted by the COMPANY'S Board of Directors on February 17, 1993, is the controlling and definitive statement of the Voluntary Retirement Incentive program ("VRI"). The purpose of the VRI is to reduce a surplus
                         ---                        ---
     of

     COMPANY employees in certain designated operations.  The VRI is a part
                                                              ---
     of the RETIREMENT PLAN, and except as otherwise provided in this Special Provision M, shall be administered in accordance with and subject to the terms of the RETIREMENT PLAN. Terms in all capitals are defined in Section 22 of the RETIREMENT PLAN. Terms underlined are defined in Section VII of Special Provision M.

          The decision of an Eligible Employee to elect to participate in the
                             -------- --------
     VRI is wholly voluntary, and an election not to participate in the VRI
     ---                                                                ---
     shall in no way affect benefits under the RETIREMENT PLAN to which an Eligible Employee might otherwise be entitled.
     -------- --------


II.  Eligibility to Participate in the VRI
     -------------------------------------

          An Eligible Employee shall be any active employee of the COMPANY whose
             -------- --------
     base job classification on February 17, 1993, is in a Targeted Organization
                                                           -------- ------------
     and who was born on or before December 31, 1942, and has at least 15 years of SERVICE on December 31, 1992. For purposes of this VRI only, the term
                                                            ---
     active employee shall not include an employee of the COMPANY (i) who, on February 17, 1993, is presently receiving benefits under Part B of the Group Life Insurance and Long Term Disability Plan; (ii) who is on a leave of absence, with or without pay, which began on or prior to August 17, 1992; or (iii) who is a former employee whose ACTUAL RETIREMENT DATE was February 1, 1993, or earlier.


III. Election to Participate
     -----------------------

          An Eligible Employee must elect to participate in the VRI by
             -------- --------                                  ---
     submitting a completed and signed VRI enrollment form which is received by a designated COMPANY representative no later than April 23, 1993. An Eligible Employee who fails to submit a timely enrollment form shall be
     -------- --------
     deemed to have elected not to participate in the VRI.  The election of an
                                                      ---
     Eligible Employee not to participate in the VRI, whether through failure to
     -------- --------                           ---
     submit a timely VRI election form or otherwise, shall be conclusive and
                     ---
     binding on the employee, employee's spouse, heirs, and assigns.


IV.  VRI Benefit
     -----------

     A.   Basic VRI Benefit.  An Eligible Employee who elects in a timely manner
          ----- --- -------      -------- --------
          to participate in the VRI shall be entitled to receive a Basic VRI
                                ---                                ----- ---
          Benefit under the RETIREMENT PLAN equal to the BASIC PENSION benefit
          -------
          formula calculated under Subsection 6(a)(1), with the following adjustments:

          1.   SERVICE shall mean the PARTICIPANT'S SERVICE as of last VRI
                                                                       ---
               Retirement Date for such Eligible Employee, increased by three
               ---------- ----          -------- --------
               years; and

          2. The EARLY RETIREMENT PENSION reduction provisions of Subsection 7(b) shall not apply to any Basic VRI Benefit payable under this
                                           ----- --- -------
               Special Provision M.

     B.   A Basic VRI Benefit shall be payable as of the VRI Retirement Date
            ----- --- -------                            --- ---------- ----
          selected by the Eligible Employee and shall be paid as soon as
                          -------- --------
          practicable after the applicable VRI Retirement Date.  Eligible
                                           --- ---------- ----   --------
          Employees who elect to participate in the VRI shall not be subject to
          ---------                                 ---
          the age 55 requirement contained in Section 8.

     C. Section 10 of the RETIREMENT PLAN shall control the conditions under which other forms of pension may be substituted for the Basic VRI
                                                                  ----- ---
          Benefit.  Thus, although a PARTICIPANT is
          -------
          entitled to receive a Basic VRI Benefit, if the PARTICIPANT is
                                ----- --- -------
          married, Section 10(b) of the RETIREMENT PLAN requires that the Basic
                                                                          -----
          VRI Benefit be converted to a MARITAL PENSION, unless the
          --- -------
          PARTICIPANT'S spouse CONSENTS to an alternative form of pension.

     D.   The Basic VRI Benefit payable under this Special Provision M shall be
              ----- --- -------
          in lieu of any benefit which might otherwise be payable under the RETIREMENT PLAN.

     E.   A participant who elects to participate in VRI shall also be entitled
                                                     ---
          to make the elections provided in Sections 10 (Forms of Pension), 12 (Withdrawal of Participant Contributions on Termination of Employment), 13 (Death Benefits), and 14 (Facility of Payment).

V.   VRI Retirement Dates
     --------------------

          At such time as an employee elects to participate in the VRI, he shall
                                                                   ---
     select a VRI Retirement Date.  For purposes of this Special Provision M, a
              --- ---------- ----
     VRI Retirement Date shall mean one of the following:
     --- ---------- ----

     A.   May 1, 1993;

     B.   June 1, 1993; or

     C. The first of any month during the period commencing with July 1, 1993, and ending with and including June 1, 1994. This Subsection C shall only apply in the event that the COMPANY has a demonstrated business need which requires the retention of the Eligible Employee. The
                                                   -------- --------
          selection of any such VRI Retirement Date subsequent to June 1, 1993,
                                --- ---------- ----
          can be made only with the written approval of both of the Company's Executive Vice Presidents.

          The VRI Retirement Date selected shall also be the date as of which an
              --- ---------- ----
     Eligible Employee ceases to be an employee of the COMPANY.
     -------- --------


VI.  Revocation of Election
     ----------------------

          An Eligible Employee who has elected to participate in the VRI may
             -------- --------                                       ---
     revoke his election, provided, however, that any such revocation shall only be effective if received by the COMPANY on or before April 23, 1993, for those Eligible Employees who elected a VRI Retirement Date of May 1, 1993;
           -------- ---------               --- ---------- ----
     or April 30, 1993, for those Eligible Employees who elected a VRI
                                  -------- ---------               ---
     Retirement Date of June 1, 1993, or later.
     ---------- ----


VII. Definitions
     -----------

     A.   Basic VRI Benefit:  The benefit calculated under Section IV of this
          ----- --- -------
          Special Provision M.

     B.   Eligible Employee:  An employee of the COMPANY who has met the
          -------- --------
          eligibility criteria as set forth in Section II. For purposes of this Special Provision M only, Eligible Employee shall not include any COMPANY Officer.

     C.   Targeted Organization:  Distribution Business Unit; Engineering and
          ---------------------
          Construction Business Unit; Gas Supply Business Unit except the Gas Dispatch Department and except employees with job levels of 32 and above; Nuclear Operations Support Department; Nuclear Safety and Regulatory Affairs Department; Nuclear Engineering and Construction Services Department; Nuclear Business and Financial Management Department; Nuclear Documentation and Support Department; Quality Assurance Department; human resources departments, including business unit human resources organizations being consolidated with corporate human resources; computer and telecommunication services departments, including business unit and corporate services organizations being consolidated with corporate computer and telecommunication services departments; Corporate Communications departments, including business unit media and employee communications units being consolidated with Corporate Communications departments; community and governmental relations departments including regional public affairs units being consolidated with corporate governmental relations departments; and the Economics and Forecasting Department.

     D.   VRI:  The COMPANY's Voluntary Retirement Incentive program as set
          ---
          forth in this Special Provision M.

     E.   VRI Retirement Date:  The date selected by an Eligible Employee under
          --- ---------- ----
          Section V of this Special Provision M.


                              SPECIAL PROVISION N

I.   Introduction

          This Special Provision N, an amendment to the COMPANY'S RETIREMENT PLAN, authorized by the COMPANY'S Board of Directors on September 21, 1994, is the controlling and definitive statement of the Voluntary Retirement Incentive program ("VRI"). The purpose of the VRI is to reduce a surplus
                         ---                        ---
     of COMPANY EMPLOYEES.  The VRI is a part of the RETIREMENT PLAN, and except
                                ---
     as otherwise provided in this Special Provision N, shall be administered in accordance with and subject to the terms of the RETIREMENT PLAN. Terms in all capitals are defined in Section 22 of the RETIREMENT PLAN. Terms underlined are defined in Section VII of Special Provision N.

          The decision of an Eligible Employee to elect to participate in the
                             -------- --------
     VRI is wholly voluntary, and an election not to participate in the VRI
     ---                                                                ---
     shall in no way affect benefits under the RETIREMENT PLAN to which an Eligible Employee might otherwise be entitled.
     -------- --------

II.  Eligibility to Participate in the VRI
                                       ---

          An Eligible Employee shall be any active EMPLOYEE of the COMPANY who
             -------- --------
     was born on or before September 30, 1944, and has at least 15 years of SERVICE on September 30, 1994. For purposes of this VRI only, the term
                                                          ---
     active EMPLOYEE shall not include an EMPLOYEE of the COMPANY (i) who, on September 30, 1994, is presently receiving benefits under Part B of the Group Life Insurance and Long Term Disability Plan; (ii) who is on a leave of absence, with or without pay, which began on or prior to March 30, 1994;
     (iii) who elected to retire under Special Provision M of Part I of the RETIREMENT PLAN or Special Provision N of Part II of the RETIREMENT PLAN;
     (iv) who has received or is scheduled to receive severance benefits under the COMPANY'S Workforce Management Program, Letter Agreement No. 93-42-PGE and Letter Agreement No. 93-23esc, or under any other written agreement between the COMPANY and the EMPLOYEE in which the EMPLOYEE has received benefits in connection with the termination of such EMPLOYEE'S employment;
     (v) who is a former EMPLOYEE who was terminated for cause; or (vi) who is a former EMPLOYEE whose ACTUAL RETIREMENT DATE was July 1, 1994, or earlier.


III. Election to Participate

          An Eligible Employee must elect to participate in the VRI by
             -------- --------                                  ---
     completing and signing the VRI enrollment and waiver and release forms
                                ---
     provided by the COMPANY and returning the completed forms to a designated COMPANY representative no later than November 21, 1994. An Eligible
                                                                 --------
     Employee who fails to submit timely both enrollment and waiver and release
     --------
     forms shall be deemed to have elected not to participate in the VRI.  The
                                                                     ---
     election of an Eligible Employee not to participate in the VRI, whether
                    -------- --------                           ---
     through failure to timely submit VRI election and waiver and release forms
                                      ---
     or otherwise, shall be conclusive and binding on the EMPLOYEE, EMPLOYEE'S spouse, heirs, and assigns.

IV.  VRI Benefit
     ---

     A.   Basic VRI Benefit.  An Eligible Employee who elects in a timely manner
          ----- --- -------      -------- --------
          to participate in the VRI shall be entitled to receive a Basic VRI
                                ---                                ----- ---
          Benefit under the RETIREMENT PLAN equal to the BASIC PENSION benefit
          -------
          formula calculated under Subsection 6(a)(1) with the following adjustments:

          1.   SERVICE shall mean the PARTICIPANT'S SERVICE as of the VRI
                                                                      ---
               Retirement Date for such Eligible Employee, increased by three
               ---------- ----          -------- --------
               years; and

          2. The EARLY RETIREMENT PENSION reduction provisions of Subsection 7(b) shall not apply to any Basic VRI Benefit payable under this
                                           ----- --- -------
               Special Provision N.

     B.   A Basic VRI Benefit shall be payable as of the VRI Retirement Date and
            ----- --- -------                            --- ---------- ----
          shall be paid as soon as practicable after the applicable VRI
                                                                    ---
          Retirement Date.  Eligible Employees who elect to participate in the
          ---------- ----   -------- ---------
          VRI shall not be subject to the age 55 requirement contained in
          ---
          Section 8.

     C. Section 10 of the RETIREMENT PLAN shall control the conditions under which other forms of pension may be substituted for the Basic VRI
                                                                  ----- ---
          Benefit.  Thus, although a PARTICIPANT is entitled to receive a Basic
          -------                                                         -----
          VRI Benefit, if the PARTICIPANT is married, Subsection 10(b) of the
          --- -------
          RETIREMENT PLAN requires that the Basic VRI Benefit be converted to a
                                            ----- --- -------
          MARITAL PENSION, unless the PARTICIPANT'S spouse consents to an alternative form of pension.

     D.   The Basic VRI Benefit payable under this Special Provision N shall be
              ----- --- -------
          in lieu of any benefit which might otherwise be payable under the RETIREMENT PLAN.

     E.   A PARTICIPANT who elects to participate in VRI shall also be entitled
                                                     ---
          to make the elections provided in Sections 10 (Forms of Pension), 12 (Withdrawal of Participant Contributions on Termination of Employment), 13 (Death Benefits), and 14 (Facility of Payment).


V.   VRI Retirement Dates
     --- ---------- -----

          At such time as an EMPLOYEE elects to participate in the VRI, he shall
                                                                   ---
     select a VRI Retirement Date.  For purposes of this Special Provision N, a
              --- ---------- ----
     VRI Retirement Date shall mean one of the following:
     --- ---------- ----

     A.   January 1, 1995; or

     B. The first of any month during the period commencing with February 1, 1995, and ending with and including January 1, 1996. This Subsection B shall only apply in the event that the COMPANY has a demonstrated business need which requires the retention of the Eligible Employee.
                                                            -------- --------
          The selection of any such VRI Retirement Date subsequent to January 1,
                                    --- ---------- ----
          1995, can be made only with the written approval of the COMPANY'S Chief Executive Officer.

          The VRI Retirement Date selected shall also be the date as of which an
              --- ---------- ----
     Eligible Employee ceases to be an EMPLOYEE of the COMPANY.
     -------- --------

VI.  Revocation of Election

          An Eligible Employee who has elected to participate in the VRI may
             -------- --------                                       ---
     revoke his election, provided, however, that any such revocation shall only be effective if received by the COMPANY on or before November 28, 1994.


VII. Definitions

     A.   Basic VRI Benefit:  The benefit calculated under Section IV of this
          ----- --- -------
          Special Provision N.

     B.   Eligible Employee:  An EMPLOYEE of the COMPANY who has met the
          -------- --------
          eligibility criteria as set forth in Section II. EMPLOYEES of Pacific Gas Transmission Company, PG&E Enterprises, Pacific Service Employees Association, and any other subsidiary or affiliate of the COMPANY are not Eligible Employees for purposes of this VRI.
              -------- ---------                      ---

     C.   VRI:  The COMPANY's Voluntary Retirement Incentive program as set
          ---
          forth in this Special Provision N.

     D.   VRI Retirement Date:  The date selected by an Eligible Employee under
          --- ---------- ----                           -------- --------
          Section V of this Special Provision N.